UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12
AVADEL PHARMACEUTICALS PLC
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
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Avadel Pharmaceuticals plc
Block 10-1, Blanchardstown Corporate Park
Ballycoolin
Dublin 15, Ireland
NOTICE OF 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held On June 28, 2017 at 12:00 Noon (Irish Standard Time)
To Our Shareholders:
You are cordially invited to attend the annual general meeting of shareholders (the “Meeting”) of Avadel Pharmaceuticals plc (the “Company”) to be held Wednesday, June 28, 2017 at 12:00 Noon (Irish Standard Time) at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, for the following purposes:

1.
By separate resolutions, to elect the following five current Directors: Craig R. Stapleton, Michael S. Anderson, Francis J.T. Fildes, Christophe Navarre and Benoit Van Assche, and to elect one new Director, Peter Thornton, to the Board, each to serve a one-year term expiring at the conclusion of the next annual general meeting of shareholders;

2.
To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2017 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration;

3.	To approve the Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan;

4.	To approve the Avadel Pharmaceuticals plc 2017 Employee Share Purchase Plan; and

5.	To transact such other business as may properly be brought before the Meeting and any adjournments or postponements of the Meeting.
Proposals 1, 2, 3 and 4 are ordinary resolutions, requiring a majority of the votes cast at the Meeting.
During the Meeting, following a review of the Company’s affairs, the Company’s management will also present the Company’s Irish Statutory Financial Statements for the period beginning December 1, 2015 (the date of incorporation) through December 31, 2016, along with the related directors’ and independent auditor’s reports.
This notice of the Meeting and accompanying proxy materials will first be made available to you on or about May 30, 2017 as a holder of record of Avadel Pharmaceuticals plc ordinary shares as of 5:00 p.m. (Irish Standard Time) on May 19, 2017. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee, will provide these proxy materials to holders of American Depositary Shares, each of which represents one ordinary share, nominal value US$0.01 per share, of the Company (“ADSs”).
If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the ordinary shares represented by your ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York time) on May 19, 2017. If you wish to have your votes cast at the meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of ADSs, or your broker, bank or other nominee in accordance with any instructions provided therefrom. Please note that only holders of ordinary shares, rather than ADSs, are entitled to attend, speak, and vote directly at the Meeting.

If you hold ordinary shares as a shareholder of record (rather than a holder of ADSs) at 5:00 p.m. (Irish Standard Time) on May 19, 2017, the record date established by the Board of Directors, you will be eligible to vote at the Meeting. You may (i) vote in person at the Meeting, (ii) vote by submitting your proxy card by mail or by email in the manner instructed on the proxy card, (iii) vote by mailing your completed and signed proxy card in the enclosed return envelope by following the instructions set forth in the enclosed proxy card; or (iv) vote by granting your voting proxy directly to the chairman of the Meeting or to any other person.
Enclosed with this proxy statement are (i) a proxy card (for use by holders of our ordinary shares) or a voting instruction card (for use by holders of our ADSs), as applicable, and (ii) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. In addition, we intend to enclose together with this proxy statement, or under separate cover, a copy of the Company’s Irish Statutory Financial Statements for the period beginning December 1, 2015 (the date of incorporation) through December 31, 2016, along with the related directors’ and independent auditor’s reports. Additional copies of these materials may be obtained without charge by writing to the Corporate Secretary of Avadel Pharmaceuticals plc at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland or downloaded from our website at www.Avadel.com.
Your vote is very important. The Company encourages you to read the proxy statement and the accompanying materials and to vote your shares or ADSs, as applicable, as promptly as possible.
Please note that, if you are the holder of ordinary shares, rather than ADSs, in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of directors, or on the proposals to approve the 2017 Omnibus Incentive Compensation Plan and 2017 Employee Share Purchase Plan. You may revoke your proxy at any time before the vote is taken by delivering to the Company’s Corporate Secretary a written revocation, submitting a proxy with a later date or by voting your shares in person at the meeting, in which case your prior proxy will be disregarded. Please note that voting in advance in any of the ways described will not prevent a holder of ordinary shares from attending the Meeting. I hope that you will attend the Meeting, but even if you cannot, please vote your shares as promptly as possible.
By Order of the Board,
/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel, Corporate Secretary

Dublin, Ireland
May 1, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2017
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available online at www.Avadel.com. The Company’s Irish Statutory Financial Statements for the period beginning December 1, 2015 (the date of incorporation) through December 31, 2016, along with the related directors’ and independent auditor’s reports, will be available online at www.Avadel.com on or shortly after the date the other proxy materials are mailed. To obtain directions to the office of Arthur Cox so that you can attend the Meeting in person, please visit the “Investors” section of our website at www.Avadel.com or contact Investor Relations in writing at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY AND IN ANY EVENT AT LEAST 48 HOURS BEFORE THE TIME APPOINTED FOR THE MEETING, IN THE CASE OF PROXY CARDS BY RECORD HOLDERS OF ORDINARY SHARES, AND AT LEAST FIVE (5) BUSINESS DAYS IN THE CASE OF VOTING INSTRUCTION CARDS BY HOLDERS OF ADSs.
IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD (IF YOU HOLD ORDINARY SHARES DIRECTLY) OR THE ENCLOSED VOTING INSTRUCTION CARD (IF YOU HOLD ADSs). YOUR PROXY CARD (AS APPLICABLE) MUST BE RECEIVED AT THE ADDRESS STATED ON THE CARD OR EMAILED TO THE ADDRESS STATED ON THE CARD BY NO LATER THAN 10:00 A.M. (IRISH STANDARD TIME) JUNE 26, 2017. YOUR VOTING INSTRUCTION CARD (AS APPLICABLE) MUST BE RECEIVED AT THE ADDRESS ON THE CARD BY 5:00 PM (NEW YORK TIME) ON JUNE 21, 2017.
IF YOU WISH, YOU MAY REVOKE YOUR PROXY CARD AT ANY TIME PRIOR TO THE TIME IT IS VOTED. A REGISTERED HOLDER OF ADSs MAY REVOKE OR CHANGE A VOTING INSTRUCTION BY NOTIFYING THE DEPOSITARY IN WRITING OR SENDING A SUPERSEDING VOTING INSTRUCTION CARD TO BE RECEIVED BY 5:00 PM (NEW YORK TIME) ON JUNE 21, 2017; AN INDIRECT HOLDER OF ADSs MAY REVOKE OR CHANGE A VOTING INSTRUCTION BY CONTACTING ITS BROKER FOR INSTRUCTIONS.

Avadel Pharmaceuticals plc
Block 10-1, Blanchardstown Corporate Park
Ballycoolin
Dublin 15, Ireland
__________________________
PROXY STATEMENT
2017 Meeting of Shareholders
__________________________
General
This Proxy Statement and the accompanying materials are being furnished to you by the Board of Directors (the “Board”) of Avadel Pharmaceuticals plc (“Avadel,” the “Company,” “we,” “us” or similar terms) to solicit your proxy to vote your shares, or, as applicable, ADSs (as defined below) at our 2017 annual general meeting of shareholders (the “Meeting”), or at any adjournments or postponements thereof. The materials accompanying this proxy statement are (i) a proxy card (for use by holders of our ordinary shares) or a voting instruction card (for use by holders of American Depositary Shares, each of which represents one ordinary share, nominal value US$0.01 per share, of the Company (“ADSs”), as applicable, and (ii) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. In addition, we intend to enclose together with this proxy statement, or under separate cover, a copy of the Company’s Irish Statutory Financial Statements for the period beginning December 1, 2015 (the date of incorporation) through December 31, 2016, along with the related directors’ and independent auditor’s reports.
The Board has designated the offices of Arthur Cox, located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, as the place of the Meeting. The Meeting will be called to order at 12:00 Noon (Irish Standard Time), Wednesday, June 28, 2017. To obtain directions to attend the Meeting in person, please visit the “Investors” section of our website at www.Avadel.com or contact Investor Relations in writing at Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland. Unless the context otherwise indicates, reference to “Avadel,” “we,” “us,” “our” or “the Company” means Avadel Pharmaceuticals plc.
Voting and Board Recommendations
Shares. As of April 21, 2017, there were 41,379,554 ordinary shares issued and outstanding, of which 40,429,656 were represented by ADSs. All registered holders of ordinary shares at 5:00 p.m. (Irish Standard Time) on May 19, 2017, the record date set by the Board, may vote at the Meeting. Each ordinary share owned as of the record date is entitled to one vote on each matter properly presented at the Meeting. A holder of ADSs registered in such holder’s name on the books of The Bank of New York, which acts as the depositary under our ADS program (the “Depositary”) (a “registered holder of ADSs”), may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by 5:00 p.m., New York time, on June 21, 2017, which is the date established by the Depositary for such purpose. A holder of ADSs held through a broker or other securities intermediary (a “beneficial holder of ADSs”) should follow the instructions that its broker or other securities intermediary provides to vote the ordinary shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. The Company has been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York time) on May 19, 2017.
Attendance. Registered shareholders may attend the Meeting in person or by appointing a proxy. Holders of ADSs may not attend the Meeting in person or by proxy, unless they surrender their ADSs and become registered on the registry maintained on behalf of the Company before the record date set by the Board. The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with the Depositary. The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.
Voting. Registered shareholders may vote by attending the Meeting in person, by mailing a physical proxy card to be addressed to the Company’s registered office, at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland, or by emailing a digital copy of the proxy card to us at general.meeting@avadel.com. The Company intends to first mail or make available printed versions of this proxy statement and the accompanying materials to its shareholders and holders of its ADSs on or about Tuesday, May 30, 2017.
Holders of ADSs may only vote by instructing the Depositary how to vote the ordinary shares represented by their ADSs. Voting instructions may be given to the Depositary by completing the voting instructions form provided for ADS holders and mailing such form to their broker or other securities intermediary, or (if they do not hold their ADSs through such an intermediary) directly to the Depositary; and the Depositary will endeavor to vote the underlying ordinary shares as so instructed (in the case of ADSs held through a broker or other securities intermediary, you must rely on the procedures of such intermediary to ensure that your voting instructions are properly communicated to the Depositary for this purpose). To vote in person at the Meeting or by email, an ADS holder must surrender his or her ADSs and become registered on the registry maintained by or on behalf of the Company by 5:00 p.m. (Irish Standard Time) on May 19, 2017, the record date set by the Board. The Depositary has established 5:00 p.m., New York time, on June 21, 2017 as the date by which voting instructions as to ADSs must be received by the Depositary in order for the Depositary to endeavor to give effect to such instructions at the Meeting.
Under Irish law shareholders who are registered on the register maintained on behalf of the Company at 5:00 p.m. (Irish Standard Time) on May 19, 2017, the record date set by the Board, will be entitled to attend the Meeting and vote thereat. For holders of ADSs, the Depositary has established the close of business (New York time) on May 19, 2017 as the record date for determining the holders of ADSs who will be entitled to give voting instructions.
If you are a registered holder of ordinary shares and do not vote at the Meeting in person or by submitting your proxy card by mail or email, or by granting your voting proxy directly to the chairman of the Meeting or to any other person, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter. If you are a registered holder of ordinary shares and you grant your proxy directly to the chairman of the Meeting, such ordinary shares will be voted in accordance with the recommendations of the Board. If you hold ordinary shares and vote by mail or email but do not make a selection as to any matter, your ordinary shares will be treated as abstentions and will have no effect on the outcome of any such matter.
If you are a registered holder of ADSs and do not provide the Depositary with voting instructions as to how you would like the ordinary shares represented by your ADS to be voted or you do not return your voting instruction form, pursuant to the terms of the deposit agreement, the Depositary may deem such ADS holder to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
If you are a beneficial holder of ADSs and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares represented by your ADSs to be voted or do not return your voting instruction form, the broker or other securities intermediary will not have discretionary authority to provide voting instructions to the Depositary on any matter. As a result, pursuant to the terms of the deposit agreement, the Depositary may deem such ADS holder to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
If you hold ADSs, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares represented by your ADSs will not be voted with respect to the matters as to which you did not provide voting instructions, unless you are deemed to have given instructions under the deposit agreement terms described above.
However, if you do not give the Depositary any voting instructions, the Depositary will not cast any vote with respect to any matter as to which the Company informs the Depositary (and we have agreed with the Depositary to provide such information to the Depositary as promptly as practicable in writing) that (x) the Company does not wish such vote cast, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of our ordinary shares or ADSs. We may give a similar notification with respect to additional resolutions. Thus, any shares underlying ADSs for which a voting instruction card is not timely received may be voted as to all matters on the agenda in the manner recommended by the Board herein, except to the extent we may otherwise notify the Depositary in writing for the reasons described above.

If you are a registered holder of ordinary shares and you grant your proxy to the chairman of the Meeting, the chairman will vote your ordinary shares in accordance with the recommendations of the Board. As a result, your ordinary shares would be voted “FOR” each of the proposals.
Unless otherwise stated or the context otherwise requires, references herein to shares include the shares represented by ADSs and references to our shareholders include the holders of ADSs.
With respect to any other matters that may properly come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be in our best interests and the best interests of our shareholders. ADS voting instructions would extend only to the specific questions on the agenda, so shares represented by ADSs would not be voted as to any other matter that might properly come before the Meeting.
Quorum and Vote Required under Irish Law
In accordance with Irish Law and Avadel’s Constitution, the presence, in person or by proxy, of five or more persons holding or representing by proxy at least a majority of the voting power of the Company constitutes a quorum for the conduct of business. No business may take place at a general meeting if a quorum is not present in person or by proxy. Our Board has no authority to waive quorum requirements stipulated in the Avadel Constitution. Abstentions and broker non-votes will be counted as present for the purposes of establishing a quorum in respect of the proposals at the Meeting.
Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail or email, or (in the case of ADS holders) you properly cause a voting instruction card to be delivered to the Depositary or you are deemed to have given instructions under the deposit agreement terms described above. Abstentions and broker non-votes will be counted for the purposes of establishing a quorum in respect of the proposals at the Meeting.
Proposals 1, 2, 3 and 4 are ordinary resolutions, requiring a majority of the votes cast at the meeting. Abstentions and broker non-votes will neither count for nor against such proposal.
Shareholder Communications to Directors
Shareholders may communicate directly with the Company’s Directors by writing to The Honorable Craig Stapleton, who is Chairman of our Board, at the Company’s principal executive offices. Mr. Stapleton will monitor these communications and provide appropriate summaries of all received messages to the Board at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Stapleton may decide to obtain the immediate attention of the appropriate committee of the Board, a non-management Director or the Company’s management or independent advisors. After reviewing shareholder messages, Mr. Stapleton and/or the Board will determine whether any response is necessary.
Expenses of Solicitation
All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms and other securities intermediaries representing beneficial owners of ADSs for their reasonable expenses in forwarding proxy materials to, and in soliciting voting instructions from such beneficial owners. The Company’s Directors, officers and employees may also solicit votes in person or by telephone, letter, facsimile, electronic mail, or other means of communications. These Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.
Additional Information
Avadel files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”) (File No. 000-28508). You may read and copy any reports, statements or other information we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Avadel’s SEC filings also are available to the public at the SEC’s web site at http://www.sec.gov. We incorporate by reference the following documents listed below that the Company previously filed with the SEC: (i) Our annual report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 28, 2017; (ii) our quarterly report on Form 10-Q for the quarter ended March 31, 2017 to be filed with the SEC on or about May 10, 2017; and (iii) our current reports on Form 8-K filed with the SEC on March 31, 2017, April 7, 2017, April 18, 2017, April 25, 2017, May 1, 2017 and any subsequent current report on Form 8-K.
You may request a copy of any of these filings, at no cost, by request directed to Avadel’s Corporate Secretary at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland, Attention Investor Relations.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
The following questions and answers are intended to address briefly some commonly asked questions regarding the Meeting (as defined below). These questions and answers only highlight some of the information contained in this proxy statement. They may not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the annexes.
Why am I receiving these materials?
Avadel is providing these materials to registered holders of our ordinary shares and holders of American Depositary Shares, each of which represents one ordinary share of Avadel (“ADSs”), in order to solicit your proxy to vote your ordinary shares at the Company’s 2017 annual general meeting of shareholders (the “Meeting”) to be held at 12:00 Noon (Irish Standard Time), Wednesday, June 28, 2017 and at any postponement(s) or adjournment(s) thereof. The Meeting will be held at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. We intend to mail printed versions of these materials to registered shareholders and holders of ADSs on or about Tuesday, May 30, 2017.
What is included in these materials?
These materials include this proxy statement, a proxy card (for the registered holders of ordinary shares, as explained hereafter), a voting instruction form (for the holders of ADSs, as explained hereafter), and our annual report on Form 10-K for the fiscal year ended December 31, 2016 filed by the Company with the SEC on March 28, 2017 (the “Annual Report”). In addition, we will provide our shareholders and holders of our ADSs with a copy (together at the time the other proxy materials are furnished or shortly thereafter under separate cover) of the Company’s Irish Statutory Financial Statements for the period beginning December 1, 2015 (the date of incorporation) through December 31, 2016, along with the related directors’ and independent auditor’s reports.
What items will be voted on at the Meeting?
The Company is aware of four items on which shareholders will be asked to vote at the Meeting. Please see the Notice of 2017 Annual General Meeting immediately below for a listing of all such items to be voted on at the Meeting.
Could other matters be decided at the Meeting?
At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this proxy statement that may properly come before the Meeting.
To address the possibility of another matter being proposed and properly presented at the Meeting, holders of ordinary shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on (which will be treated as a vote “AGAINST”) such matters, or (iii) grant a proxy to any other person. If no instructions are given with respect to matters about which we are currently unaware, your ordinary shares will be voted “AGAINST” such matters.
If a holder of ordinary shares chooses to grant a proxy to the chairman of the Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors and a vote against adopting any other such undisclosed resolutions.
Ordinary shares represented by ADSs will not be voted on any matter not disclosed in the proxy statement.
Why are shareholders being asked to approve the Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan?
The Board of Directors of the Company has approved the Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan, which is referred to in this proxy statement as the “2017 Omnibus Plan.” Under Irish law, in order to be implemented the 2017 Omnibus Plan must be approved by the holders of at least a majority of the votes cast at the Meeting.
The Company believes that the 2017 Omnibus Plan is appropriate and will enable the Company to grant share options and other awards to its directors, officers and employees at levels reasonably necessary to attract, retain and motivate talent.

Why are shareholders being asked to approve the Avadel Pharmaceuticals plc 2017 Employee Share Purchase Plan?
The Board has approved the Avadel Pharmaceuticals plc 2017 Employee Share Purchase Plan, which is referred to in this proxy statement as the “2017 ESPP.” Under Irish law, in order to be implemented the 2017 ESPP must be approved by the holders of at least a majority of the votes cast at the Meeting.
The Company believes that the 2017 ESPP is appropriate and will offer employees an opportunity to purchase ordinary shares or ADSs directly from us at a discounted price which will help further align their interests with those of our shareholders. The ESPP will broaden employee access to our ordinary shares or ADSs by offering employees the opportunity to purchase such securities through convenient payroll deductions.
Who may vote at the Meeting?
As of April 21, 2017, there were 41,379,554 ordinary shares outstanding, of which 40,429,656 were held in the form of ADSs. Registered holders of ordinary shares at 5:00 p.m. (Irish Standard Time) on May 19, 2017, the record date set by the Board, may vote at the Meeting. A holder of ADSs registered in such holder’s name on the books of The Bank of New York Mellon, which acts as the depositary under our ADS program (the “Depositary”) (a “registered holder of ADSs”) may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by 5:00 p.m., New York time, on June 21, 2017, which is the date established by the Depositary for such purpose. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the ordinary shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. The Company has been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York time) on May 19, 2017.
How does the Board of Directors recommend that I vote?
The Board of Directors recommends that you vote “FOR” each of the proposals.
If I hold ADSs instead of ordinary shares, are my rights to attend and vote at the Meeting different?
Yes. Attendance and voting rights are different depending on whether you hold ordinary shares or ADSs, as follows:
Attendance: Registered shareholders may attend the Meeting in person or by appointing a proxy. You may not attend the Meeting in person or by proxy if you hold only ADSs. However, you may attend and vote at the Meeting if you surrender your ADSs and become registered on the register maintained on behalf of the Company by 5:00 p.m. (Irish Standard Time) on May 19, 2017. The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with the Depositary. The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.
Voting: Registered shareholders may vote by attending the Meeting in person or by sending a proxy card to the Company by which they either (i) grant a proxy to the chairman of the Meeting, (ii) grant a proxy to any other person, or (iii) give their voting instructions (by means of the enclosed proxy card) on the matters to be decided at the Meeting. The proxy card may be sent to the Company by mail to be addressed to the Company’s headquarters, at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland, or by emailing a digital copy of the proxy card to the Company at general.meeting@avadel.com.
Holders of ADSs may only vote by instructing the Depositary how to vote the ordinary shares represented by their ADSs. Voting instructions may be given to the Depositary by completing the voting instructions form provided for ADS holders and mailing such form to their broker or other securities intermediary, or, if they do not hold their ADSs through such an intermediary, directly to the Depositary; and the Depositary will endeavor to vote the underlying ordinary shares as so instructed (in the case of ADSs held through a broker or other securities intermediary, you must rely on the procedures of such intermediary to ensure that your voting instructions are properly communicated to the Depositary for this purpose). To vote in person at the Meeting or by proxy, an ADS holder must surrender his or her ADSs and become registered on the registry maintained by or on behalf of the Company by 5:00 p.m. (Irish Standard Time) on May 19, 2017, the record date set by the Board. The Depositary has established June 21, 2017 as the date by which voting instructions as to ADSs must be received by the Depositary in order for the Depositary to endeavor to give effect to such instructions at the Meeting.
For holders of ADSs, the Depositary has established the close of business (New York time) on May 19, 2017 as the record date for determining the holders of ADSs who will be entitled to give voting instructions to the Depositary.

If I am a registered holder of ordinary shares, how will my ordinary shares be voted if I do not vote?
If you are a registered holder of ordinary shares and do not vote at the Meeting in person or by submitting your voting instructions by returning your proxy card by mail to be addressed to the Company’s headquarters, at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland or by email to the Company at general.meeting@avadel.com, or by granting your voting proxy directly to the chairman of the Meeting or to any other person, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter.
If you are a registered holder of ordinary shares and you grant your proxy to any individual, your shares will be voted as you instruct by the individuals named on the proxy card.
If you are a registered holder of ordinary shares and you grant your proxy directly to the chairman of the Meeting, such ordinary shares will be voted in accordance with the recommendations of the Board.
If you are a registered holder of ordinary shares and sign and return a proxy card but do not specify how your shares are to be voted, but do not make a selection as to any matter nor grant a proxy to the chairman of the Meeting, another shareholder, or any other person, your ordinary shares will be treated as abstentions and will have no effect on the outcome of any such matter.
How will the ordinary shares represented by my ADSs be voted if I do not provide voting instructions to the Depositary or my broker or other securities intermediary?
If you are a registered holder of ADSs and do not provide the Depositary with voting instructions as to how you would like the ordinary shares represented by your ADS to be voted or you do not return your voting instruction form, pursuant to the terms of the deposit agreement, the Depositary may deem you to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
If you are a beneficial holder of ADSs and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares represented by your ADSs to be voted or do not return your voting instruction form, the intermediary will not have discretionary authority to provide voting instructions to the Depositary on any matter. As a result, pursuant to the terms of the deposit agreement, the Depositary may deem you to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
However, if you do not give the Depositary any voting instructions, the proxy appointed by the Depositary will not cast any vote with respect to any matter as to which the Company informs the Depositary (and we have agreed with the Depositary to provide such information to the Depositary as promptly as practicable in writing) that (x) the Company does not wish such vote cast, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of our ordinary shares or ADSs. Thus, any shares underlying ADSs for which a voting instruction card is not timely received may be voted as to all matters on the agenda in the manner recommended by the Board herein, except to the extent we may otherwise inform the Depositary in writing for the reasons described above.
If you hold ADSs, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares represented by your ADSs will not be voted with respect to the matters as to which you did not provide voting instructions, unless you are deemed to have given an instruction under the deposit agreement provisions described above.
With respect to any other matters that may properly come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be in our best interests and the best interests of our shareholders. ADS voting instructions would extend only to the specific questions on the agenda, so shares represented by ADSs would not be voted as to any other matter that might come before the Meeting.
If I am a registered holder of ordinary shares, how will my ordinary shares be voted if I grant my proxy to the chairman of the Meeting?
If you are a registered holder of ordinary shares and you grant your proxy to the chairman of the Meeting, the chairman will vote your ordinary shares in accordance with the recommendations of the Board. As a result, your ordinary Shares would be voted “FOR” each of proposals.

May shareholders ask questions?
Yes. Representatives of the Company will answer shareholders’ questions of general interest following the Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.
Can I change my mind after I vote?
Receipt by the Company of your proxy card by mail or email or appointing a proxy in advance of the Meeting will not preclude you from attending and voting at the Meeting. If you are a registered holder of ordinary shares and submit your proxy card to vote by mail, by email, or by appointing a proxy in advance of the meeting, you may change or revoke your proxy before it is exercised by attending and voting at the Meeting. If you hold ADSs directly or through a broker, bank or other nominee, you must follow the voting instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the ordinary shares represented by your ADSs.
Who will count the votes?
Representatives of the Depositary will tabulate the voting instruction cards of ADS holders, and the Company will count the votes received from ordinary shareholders voting by way of proxy cards and/or by attending and voting at the Meeting.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certificate of votes; and

•	To facilitate a successful proxy solicitation;
Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.
What does it mean if I receive more than one proxy card?
It means that you hold ADSs in multiple accounts with brokers or other securities intermediaries. Please vote all of these ADSs. We recommend that you contact your broker or other securities intermediary and/or the Depositary to consolidate as many accounts as possible under the same name and address. The Depositary may be reached at 1-888-BNY-ADRS (1-888-269-2377).
How many votes must be present to hold the Meeting?
Five or more persons holding or representing by proxy at least a majority of the voting power of the Company must be present for the meeting to be valid and to act on ordinary resolutions. If a quorum is not present when we convene the Meeting, the Board will give a second notice of the Meeting, which shall take place within two months after the first meeting.
What will happen if a quorum is not present at the Meeting?
If the required quorum is not present when we convene the Meeting on Wednesday, June 28, 2017, we intend to adjourn and reconvene the Meeting on Wednesday, July 12, 2017.
Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail or email. Abstentions will be counted for purposes of establishing a quorum at the Meeting, but shares that are not voted will not be counted for such purposes.
How will a broker “non-vote” affect the vote?
A broker non-vote happens when a bank, broker or other securities intermediary who holds an ADS does not receive voting instructions from the beneficial owners of such ADS and does not have discretionary voting power with respect to a resolution to be voted upon at the Meeting. In such a case, the bank, broker or other securities intermediary is not permitted to instruct the Depositary how to vote with respect to such resolution, and the Depositary may vote the ordinary shares underlying such ADS in the manner recommended by the Board. As a result, ADSs that are the subject of a broker non-vote are included for quorum purposes, and a broker non-vote with respect to a resolution may be counted as a vote cast on such resolution.
When will the Company announce the voting results?
The Company will announce voting results of the Meeting on a Current Report on Form 8-K filed within four business days of the Meeting.
What if other matters are presented for consideration at the Meeting?
As of the date of this proxy statement, we know of no matters that will be presented for consideration at the Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to Avadel will be voted in accordance with the recommendation of the Board, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.
Whom should I contact if I have additional questions concerning the proxy statement, proxy card or voting instruction card?
If you have any questions concerning the information contained in this proxy statement or require assistance completing the proxy card or voting card, you may contact Phillandas T. Thompson at 1-636-449-1840.

CORPORATE GOVERNANCE
General
Our business and affairs are managed under the direction of the Board in accordance with Irish law and the provision of our Constitution (which comprises our memorandum of association and its articles of association). Members of the Board are kept informed of our business through discussions with the Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices we follow are summarized below.
Board Leadership Structure
Our Board has a general policy that the positions of the Chairman and Chief Executive Officer should be held by separate persons. However, this general policy serves as part of a flexible framework within which the Board may conduct its business, and is not a binding legal obligation. Our Board believes that it should have the flexibility to make its determination as to whether these positions should be held by separate persons or one person at any given point in time in the way that it believes best to provide appropriate leadership for us at that time. Presently, the Board has established a structure whereby our Chairman position is a non-executive position held by an independent director. The current Chairman is Craig Stapleton. The Board has continued this separation, as it currently believes that having a Chairman independent of management helps ensure critical advice, independent thinking and independent oversight as we continue to implement our strategic plans, and allows our Chief Executive Officer to more closely focus on our day-to-day business. Our Chairman’s primary responsibilities are to preside at meetings of the Board and of the non-management and independent Board members, serve as the principal liaison between our Chief Executive Officer and management, on the one hand, and the Board, on the other hand, and provide not only our other directors, but also our stockholders, with an independent leadership contact. The Board recognizes that there could be circumstances in the future that would lead it to combine the positions of Chairman of the Board and Chief Executive Officer.
Role in Risk Oversight
Our Board’s role in risk management is primarily one of oversight with the day-to-day responsibility for risk management implemented by our management team. At regularly scheduled meetings, the Board receives management updates on our business operations, financial results and strategy and discusses risks related to the business. In carrying out its risk oversight function, our Board has three standing committees: Audit, Compensation and Nominating and Corporate Governance, each of which is responsible for risk oversight within that committee’s area of responsibility.
As part of its responsibilities, the Audit Committee oversees our financial policies, including financial risk management. The Audit Committee assists our Board in its oversight of risk management by discussing with management, particularly the Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures and the steps management has taken to monitor and control risk exposures. The Audit Committee also annually receives and considers a report from Deloitte & Touche LLP regarding the Company’s internal controls over financial reporting.

Each of the other committees of our Board considers risks within its areas of responsibility. The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company. Our Compensation Committee has concluded that none of the Company’s compensation programs are reasonably likely to cause management to take inappropriate or excessive risks. The Nominating and Corporate Governance Committee considers risks relating to board membership and corporate governance.
Diversity
We have no formal policy regarding Board diversity. Our priority in selection of Board members is identification of members who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape of the industries in which we operate. We will consider, in identifying first-time candidates, nominees for director, or evaluating individuals recommended by shareholders, the current composition of the Board in light of the diverse communities and geographies we serve and the interplay of the candidate’s or nominee’s diverse individual experience, education, skills, background and other qualities and attributes with those of the other Board members. The Nominating and Corporate Governance Committee and the Board monitor the Board’s effectiveness through the Board’s self-evaluation process. The Nominating and Corporate Governance Committee and the Board believe that the current composition of the Board reflects a group of highly talented individuals with diverse backgrounds, skills, professional and industry experience, and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareholders.
Nominees Standing for Election
The Nominating and Corporate Governance Committee has recommended and the Board has nominated the following individuals for director: Michael S. Anderson, Peter Thornton, Francis J.T. Fildes, Christophe Navarre, Ambassador Craig Stapleton, and Ben C. Van Assche. All of the nominees, with the exception of Peter Thornton, are current members of our Board and, with the exception of Mr. Anderson, have been determined to be independent under the rules of the Nasdaq Global Market. As our Chief Executive Officer and President, Mr. Anderson is not independent. Our Nominating and Corporate Governance Committee has reviewed each nominee’s qualifications and has recommended to our Board that each nominee be submitted to a vote of our shareholders at the Meeting, each to serve until the 2018 Meeting of Shareholders or until his or her successor is duly elected and qualified. Each of our nominees has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for another nominee proposed by the Nominating and Corporate Governance Committee and the Board, or the Board may reduce the number of directors to be elected at the 2018 Meeting of Shareholders. Proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy statement. The following table provides summary information about each director nominee. Each director is elected annually by a majority of the votes cast. All of the director nominees for 2017, with the exception of Peter Thornton, are current directors. All non-employee directors are independent.

Nominee	Director Since	Principal Occupation or Experience	Committees

Michael S. Anderson	2012	Chief Executive Officer of Avadel Pharmaceuticals plc	-
Francis J.T. Fildes	2008	Former senior executive in the pharmaceutical industry	(1)(2)
Christophe Navarre	2014	Chief Executive Officer of Moët Hennessy	(1)(3)
Craig R. Stapleton	2011	Former U.S. Ambassador to France, Senior Advisor to Stone Point Capital, Director of Abercrombie & Fitch Co.	(1)(2)(3)(4)
Benoit Van Assche	2014	Former senior executive in the chemical, pharmaceutical and healthcare industries	(1)(2)(3)
Peter Thornton		Chief Financial Officer, Director at Technopath Clinical Diagnostics	(5)
(1) Member of the Compensation Committee
(2) Member of the Audit Committee
(3) Member of the Nominating and Corporate Governance Committee
(4) Appointed as a Non-Executive Chairman of the Board of Directors in 2014
(5) It is anticipated that, upon election to our Board, Mr. Thornton will join the Audit Committee as its Chairman and the Nominating and Corporate Governance Committee as a member.

Corporate Governance Guidelines
The Board has adopted corporate governance guidelines that set forth the practices of the Board with respect to the qualification, selection and election of directors, director orientation and continuing education, director responsibilities, Board composition and performance, director access to management and independent advisors, director compensation guidelines, management evaluation and succession, policies regarding the independent directors, meetings of the non-management directors, the policy on communicating with the non-management directors and various other issues. A copy of our corporate governance guidelines is available on our website at www.Avadel.com under the caption “Corporate Governance.” A printed copy is available free of charge to any shareholder who requests it by contacting the Corporate Secretary in writing at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland.
Board Standards of Independence
The Board sets our independence standards in our corporate governance guidelines. The director independence standards provide that a majority of the Board must be independent under the independence standards established by the corporate governance guidelines, Nasdaq, and the SEC as in effect from time to time. For a Board member or candidate for election to the Board to qualify as independent, the Board must determine that the person and his or her immediate family members do not have a material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) or any of our affiliates. Under the categorical standards adopted by the Board, a member of the Board is not independent if:

•	The director is, or has been within the last three years, our employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•
The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
(i) The director is a current partner or employee of a firm that is our internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time;

•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•
The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent, of such other company’s consolidated gross revenues.

The Board will also consider a director’s charitable relationships. Contributions to tax-exempt organizations are not considered payments for purposes of the test in the final bullet point above, provided that we are required to disclose in our annual proxy statement any such contributions made by us to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million, or two percent, of such tax-exempt organization’s consolidated gross revenues.
For purposes of the above independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions set forth above, the Board need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.
With the exception of Mr. Anderson, our Chief Executive Officer, the Board has affirmatively determined that each member of the Board is independent in accordance with the above standards, and that all nominees standing for election to the Board are independent in accordance with the above standards. Additionally, we made no contributions during fiscal year 2016 to any charitable organization in which an independent director serves as an executive officer in any single fiscal year within the preceding three fiscal years in an amount in excess of the greater of $1 million, or two percent, of the charitable organization’s consolidated gross revenues.

Board Meetings and Attendance at Meeting of Shareholders
During fiscal year 2016, there were eight meetings of the Board held either in-person or by teleconference. Each director attended more than 75 percent of the combined meetings of the Board and the committees on which he served during the year. All directors are strongly encouraged to attend the annual general meeting.
Board Practices
Non-executive Directors of the Company receive fees for their services and are entitled to subscribe for warrants (as set forth in the Executive Compensation section below). Directors’ fees and warrants are proposed by the Board and are submitted for the approval of shareholders at the ordinary shareholders’ meeting. Non-executive directors are reimbursed, upon request, for expenses incurred in attending Board meetings. Upon termination, no benefits are provided to non-executive directors.
All directors are elected by the shareholders at each ordinary shareholders’ meeting. A quorum of the Board consists of one-half of the members of the Board, and actions are generally approved by a vote of the majority of the members present or represented by other members of the Board. The Board has the ability to determine its own internal rules for certain procedures. The Chairman of the Board does not have the ability to cast a deciding vote in the event of a tie vote. A director may give a proxy to another director, but a director cannot represent more than one other director at any particular meeting. Members of the Board represented by another member at meetings do not count for purposes of determining the existence of a quorum.
Directors are required to comply with applicable Irish law and the Company’s Constitution. Irish law permits, and the Avadel Constitution includes provisions for the indemnification of our officers and directors to the extent permissible under the Companies Act 2014. In addition, we continue to contract for liability insurance for the benefit of our officers and directors similar to the insurance we previously have obtained. We believe that the indemnity provisions in the Avadel Constitution and the insurance policies are important to our ability to attract and retain qualified directors and executive officers.
Compensation Committee
Composition, Qualifications and Governance
The Board has a Compensation Committee composed of Francis Fildes (Chairman), Ambassador Craig Stapleton, Christophe Navarre and Ben Van Assche. The Board has determined that all of the members of the Compensation Committee are independent within the meaning of the listing standards of Nasdaq. The Compensation Committee makes recommendations to the Board on the compensation of the executive officers of the Company, including the Chief Executive Officer. The Board makes the final decisions on compensation. The Compensation Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at www.Avadel.com under “Investors” and “Corporate Governance”. The Compensation Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Compensation Committee.
Responsibilities and Duties
The Compensation Committee considers, recommends and oversees the Company’s incentive compensation plans and equity-based plans in which the CEO and other executive officers and other employees of the Company may be the beneficiaries, including, but not limited to, (a) approving option grants and restricted stock or other awards to be proposed to the Board for adoption, (b) interpreting the plans, (c) recommending rules and regulations relating to the plans, (d) recommending modifications to or canceling of existing grants or awards and (e) recommending imposing limitations, restrictions and conditions upon any grant or award as the Committee deems necessary or advisable.
The Compensation Committee, on an annual basis, reviews and approves corporate goals and objectives relevant to CEO and executive officers compensation, evaluates the CEO’s and executive officer’s performance in light of those goals and objectives, and based on this evaluation recommends to the Board, for the CEO and executive officers, (a) the annual base compensation or salary amount, (b) annual bonus arrangements, if any, (c) any long-term incentive compensation, (d) any employment agreements, severance arrangements, and change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, in each case as, when and if deemed necessary or advisable and (e) any perquisites, special or supplemental benefits.
Audit Committee
Composition, Qualifications and Governance
The Board has an Audit Committee composed of Guillaume Cerutti (Chairman), Francis J.T. Fildes, Benoit Van Assche, and Ambassador Craig Stapleton. The Board has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of Nasdaq and that Mr. Cerutti, as the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Cerutti has accounting and related financial management expertise within the meaning of the listing standards of Nasdaq and that each member is financially literate within the meaning of such listing standards. The Board has also determined that Mr. Thornton, assuming his election to the Board and his addition to the Audit Committee as Chairman thereof, (i) is and will be independent within the meaning of applicable SEC regulations and the listing standards of Nasdaq, (ii) is and will be qualified as an audit committee financial expert within the meaning of SEC regulations, and (iii) has accounting and related financial management expertise within the meaning of the listing standards of Nasdaq and that he is financially literate within the meaning of such listing standards.
The Audit Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at available on our website at www.Avadel.com under “Investors” and “Corporate Governance”. The Audit Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Audit Committee.
Responsibilities and Duties
The Audit Committee recommends to the Board the selection of the Company’s independent registered public accounting firm and reviews the findings of the auditors and operates in accordance with the Audit Committee Charter. The Audit Committee Charter outlines the roles and responsibilities of the Audit Committee which includes appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and review of related party transactions pursuant to the Company’s policy. The Audit Committee also assists the Board in oversight of: (1) the integrity of the financial statements of the Company; (2) the adequacy of the Company’s system of internal controls; (3) compliance by the Company with legal and regulatory requirements; (4) the qualifications and independence of the Company’s independent auditors; and (5) the performance of the Company’s independent and internal auditors.
Nominating and Corporate Governance Committee
Composition, Qualifications and Governance
The Board has a Nominating and Corporate Governance Committee, composed of Ben Van Assche (Chairman), Guillaume Cerutti, Christophe Navarre, and Ambassador Craig Stapleton. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of Nasdaq. The Nominating and Corporate Governance Committee has a written charter, which was approved by the Board as of March 2, 2016 and is available on our website at www.Avadel.com, under “Investors” and “Corporate Governance”. The Nominating and Corporate Governance Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Nominating and Corporate Governance Committee.
Responsibilities and Duties
The Nominating and Corporate Governance Committee’s overall purposes are to (1) identify individuals qualified to become Board members; (2) recommend to the Board director nominees for the next annual or special meeting of shareholders at which directors are to be elected; (3) recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings; (4) identify and recommend directors for membership on Board committees; (5) evaluate Board performance; (6) oversee and set compensation for the Company’s directors; (7) develop, recommend and oversee compliance with the corporate governance procedures to be followed by the Company, and oversee compliance with the Company’s Standards of Business Conduct and the Code of Ethics; (8) review the Company’s reporting in documents filed with the SEC, to the extent related to corporate governance and other matters set forth in this charter; and (9) oversee public policy and legislative matters applicable to the Company, as well as the Company’s regulatory compliance.
Code of Business Conduct and Ethics, and Financial Integrity Policy
We have adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to all of our employees, as well as a Financial Integrity Policy (the “Financial Integrity Policy”) that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Senior Tax Director and Controller (or persons performing similar functions). These documents cover a broad range of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as adherence to all laws and regulations applicable to the conduct of our business. A copy of the Code and the Financial Integrity Policy is available on the Corporate Governance section of our website, which is located at www.Avadel.com, under “Investors”. If we make any substantive amendments to, or grant any waivers from, the Code or Financial Integrity Policy for any officer or director, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by disclosing the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Communications with the Board
Shareholders wishing to communicate with our board of directors may do so by writing to the Chairman of the Board at: Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland; Attn: Corporate Secretary.
The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to the Secretary that it is a communication for the Board. Upon receiving such a communication, the Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. The Board has requested that certain items that are unrelated to the Board’s duties and responsibilities should be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.
The Secretary will not forward any communication determined in his or her good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. The Secretary will maintain a list of each communication that was not forwarded because it was determined by the Secretary to be frivolous. Such list is delivered to the Board at each quarterly meeting of the Board. In addition, each communication subject to this policy that was not forwarded because it was determined by the Secretary to be frivolous is retained in the Company’s files and made available at the request of any member of the Board to whom such communication was addressed.

PROPOSAL 1
ELECTION OF DIRECTORS
ITEM 1 ON PROXY CARD
Background
Our Board currently consists of six directors, all of whom were appointed in accordance with the terms of the agreement between Flamel Technologies S.A., a French société anonyme (“Flamel”), and Avadel entitled Common Draft Terms of Cross-Border Merger dated as of June 29, 2016 (the “Merger Agreement”).  Pursuant to the Merger Agreement, among other things, on December 31, 2016 Flamel merged with and into Avadel (the “Merger”) and ceased to exist as a separate entity; Avadel continued as the surviving entity and assumed all of the assets and liabilities of Flamel as of the time the Merger was consummated; and the board of directors and executive officers of Flamel became the board of directors and executive officers of Avadel.  The six directors of Flamel at the time of the Merger had been re-elected to the Flamel board of directors at Flamel’s annual meeting of shareholders held on August 10, 2016.
Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal. The Board, upon unanimous recommendation of the Nominating and Governance Committee, unanimously approved each of the six persons named below as nominees for election to the Board at the Meeting. As we previously announced on April 26, 2017, Guillaume Cerutti, who has been on the Company’s Board since 2011, has informed us that he will retire from the Board effective at the close of business of the Meeting, and therefore he has declined to stand for re-election as a member of our Board. Until the close of business of the Meeting, Mr. Cerutti will continue to serve as a member of the Board, as chairman and a member of the Audit Committee, and as a member of the Nominating and Corporate Governance Committee. Each of the six nominees: (i) is currently a member of the Board, with the exception of Peter Thornton, who is nominated to replace Guillaume Cerutti upon Mr. Cerutti’s retirement from the Board following the Meeting, (ii) has been nominated for election at the Meeting to hold office until the next annual general meeting or, if earlier, the election of his/her respective successor and (iii) has consented to being named as such and to serve as such if elected. We know of no reason why each of the nominees would not be available for election or, if elected, would be unable to serve. While we do not anticipate that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute another person designated by the Board
The resolutions in respect of this Proposal 1 are ordinary resolutions. The text of the resolutions in respect of Proposal 1 are as follows:
“IT IS RESOLVED, by separate resolutions, to elect the following director nominees: Mr. Michael S. Anderson, Dr. Francis J.T. Fildes, Mr. Christophe Navarre, The Honorable Craig R. Stapleton, Mr. Peter Thornton, and Mr. Benoit Van Assche.”
Vote Required and Board Recommendation
The affirmative vote of a majority of the votes cast on each resolution is required for the approval of each of the nominees. As this proposal is not considered a “routine item,” your bank, broker or other nominee cannot vote your shares without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSED DIRECTOR NOMINEES LISTED.

DIRECTORS AND EXECUTIVE OFFICERS
Nominees for Election as Directors
Set forth below is information for each nominee concerning the individual’s age, principal occupation, employment and directorships during the past five years, positions with the Company, the year in which he first became a director of the Company and his term of office as a director. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that, in light of our business and structure, each nominee should serve as a director as of the date of this Proxy Statement.
Michael S. Anderson, age 68, has been a member of Avadel’s Board since June 2012. Mr. Anderson has been Chief Executive Officer of Avadel since March 2012. Prior to joining Avadel, Mr. Anderson was Chief Executive Officer of Éclat Pharmaceuticals LLC since its creation in November 2010 until it was acquired by Avadel in March 2012. Before his employment at Éclat, Mr. Anderson was President and CEO of the generic business division of KV Pharmaceuticals, an executive at ETHEX Corporation and President and CEO of Ther-Rx Corporation, a leader in women’s healthcare. Mr. Anderson also has worked for Schein Pharmaceuticals and started his career at A.H Robins. Based on his experience as seasoned and disciplined executive in the pharmaceutical industry, Mr. Anderson brings to the Board over 46 years of experience.
Dr. Francis J.T. Fildes, age 72, has been a member of Avadel’s Board since February 2008. Dr. Fildes was Managing Director of Fildes Partners Ltd , a management consultancy business to the bio-pharmaceutical and healthcare industries, which he founded in September 2002 and held until November 2014. Prior to this, Dr. Fildes held the position of Senior Vice President: Head of Global Drug Development for AstraZeneca a global pharmaceutical company, from April 1999 until December 2002. Since leaving AstraZeneca, Dr. Fildes has also been a Director of ProStrakan Pharmaceuticals plc and Keryx Inc, both public biopharmaceutical companies and Strakan Ltd, Proskelia SA and Pyramed Pharma, three privately funded bio-pharmaceutical Companies. Dr. Fildes is a Fellow of the Royal Society of Medicine and a Fellow of the Royal Society of Chemistry. Based on his experience as an executive, a director and consultant in the pharmaceutical industry, Dr. Fildes brings to the Board and the Compensation and Audit Committees over 40 years of experience.
Mr. Christophe Navarre, age 58, has been a member of Avadel’s Board since June 2014. Since May 1997, Mr. Navarre has been Chief Executive Officer of Moët Hennessy, the Wines and Spirits division of LVMH Moët Hennessy Louis Vuitton SA, a worldwide luxury brands company. Mr. Navarre is also a board member of the Comité Colbert, a luxury brand trade association, a member of the Heineken Advisory Board, and President of the Fédération des Exportateurs de Vins et Spiritueux de France, the French wine export association. He is an Officer of the French Legion of Honor, a Commandeur de l’Ordre du Mérite Agricole and an Officier de l’Ordre de la Couronne in Belgium. Based on his experiences as a successful business leader and board member of public and private companies, Mr. Navarre brings to the Board and the Compensation and Nominating and Corporate Governance Committees over 34 years of experience.
The Honorable Craig R. Stapleton, age 71, has been a member of Avadel’s Board of Directors since June 2011, and became Chairman of the Board in July 2014. He currently serves as Senior Adviser to Stone Point Capital, a private equity firm. Mr. Stapleton served as United States Ambassador to France from 2005-2009 and United States Ambassador to the Czech Republic from 2001-2004. Mr. Stapleton also served as President of Marsh and McLennan Real Estate Advisors of New York, a commercial real estate firm, from 1982 until 2001. He has been a co-owner of the St. Louis Cardinals baseball team since 2009, and was co-owner of the Texas Rangers baseball team from 1989-1998. He has also served as a member of the Board of Directors of the George W. Bush Library and Foundation since January 2006, the National 9/11 Memorial and Museum since 2009, and the Vaclav Havel Foundation since 2009. Mr. Stapleton currently serves as a director of Abercrombie & Fitch, an apparel retailer, and Carlile Bancshares, Inc., which invests in U.S. community banks. Ambassador Stapleton brings over 40 years of broad perspective and experience, in both public and private sectors.
Mr. Peter Thornton, age 52, is the Chief Financial Officer of Technopath Clinical Diagnostics, an Irish company that provides quality control materials and software solutions to clinical laboratories, a position he has held since January 2014.  Prior to joining Technopath Clinical Diagnostics, from September 2011 to December 2013 Mr. Thornton was Senior Vice President - Business Integration for Alkermes plc, a global biopharmaceuticals company headquartered in Dublin, Ireland; from July 2007 to September 2011 he was Senior Vice President - Corporate and Business Development for Elan Drug Technologies, an Elan

Corporation plc division engaged in developing and manufacturing drug delivery technology based pharmaceutical products; from September 2006 to July 2007 he was President and Chief Operating Officer of Circ Pharma Limited, a specialty pharmaceutical company; and from June 2004 to September 2006 he was Chief Financial Officer of Agenus Inc., a NASDAQ-listed biotechnology company.  Mr. Thornton has previously served as a non-executive director of both public and private companies and currently holds two non-executive directorships in private companies.   Mr. Thornton worked for the international public accounting firm of KPMG for seven years in Ireland and France and is a fellow of Chartered Accountants Ireland. He holds a Bachelor of Commerce degree from University College Cork, Ireland.  It is anticipated that, upon election to our Board, he will join the Audit Committee as its Chairman, and would join the Nominating and Corporate Governance Committee as a member.  Based on his experience in the pharmaceutical industry and as a chief financial officer, Mr. Thornton will bring to the Board and the Nominating and Corporate Governance Committee over 25 years of experience.
Mr. Benoit Van Assche, age 71, has been a member of Avadel’s Board since June 2014. Mr. Van Assche is a member of the international jury that assists the government of the Walloon Region in its policy towards clusters of competitiveness, in particular the BioWin health cluster, a position he has held since December 2006. From 1985 to 2005 he served as member of the Executive Committee of UCB Pharma, with responsibility for the worldwide pharmaceutical and chemical business. Prior to this he worked in international roles for Alcon and Baxter. He has been Director and Chairman of Bone Therapeutics, a biotech company specialized in cell therapy for bone diseases, from April 2008 until June 2013 and Executive Chairman and Director of Armonea, a chain of nursing homes and senior service residences from May 2008 until December 2012. From 2004 to 2006 Mr. Van Assche served as a board member and Chairman of Essenscia, the federation of chemical activities and life sciences in Belgium. Based on his experience as a director and senior executive in the chemical, pharmaceutical and healthcare industries, Mr. Van Assche brings to the Board and the Compensation, Audit, and Nominating and Corporate Governance Committees over 40 years of experience.
Identification of Executive Officers
Our executive officers serve at the discretion of the Board, and serve until they resign, are removed or are otherwise disqualified to serve, or until their successors are elected and qualified. Our executive officers presently include:
Michael S. Anderson – Chief Executive Officer. For information regarding Mr. Anderson, see “Nominees for Election as Directors” above.
Gregory J. Divis – Executive Vice President and Chief Commercial Officer. Gregory J. Divis, age 50, was appointed Executive Vice President and Chief Commercial Officer in January 2017. Mr. Divis brings to this role more than 25 years of experience in the pharmaceutical industry, and is responsible for managing commercial strategy and execution across all of the Company’s portfolio products.  Prior to joining Avadel, Mr. Divis served as an Operating Partner for Linden Capital, a middle-market healthcare-focused private equity firm from June 2015 to December 2016.  Prior to Linden Capital, from June 2010 to November 2014 Mr. Divis was the President and Chief Executive Officer of K-V Pharmaceutical Company (“K-V”), a company engaged in the development of proprietary drug delivery systems and formulation technologies.  On August 4, 2012, K-V and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code and, on September 16, 2013, successfully emerged pursuant to a plan of reorganization.  Following bankruptcy, K-V changed its name to Lumara Health, Inc., strengthened its business and engaged in a series of transactions culminating in its acquisition by AMAG Pharmaceuticals in November 2014.  Mr. Divis has also held such notable roles as President, Ther-Rx Corporation, Vice-President, Business Development & Lifecycle Management at Sanofi-Aventis and Vice-President and General Manager, UK and Ireland, for Schering-Plough Corporation. Mr. Divis is a graduate of the University of Iowa.
Sandra L. Hatten – Senior Vice President of Quality and Regulatory Affairs. Sandra L. Hatten, age 59, was appointed Senior Vice President of Quality and Regulatory Affairs of Avadel in June 2015. Prior to joining Avadel, Ms. Hatten was employed from October 2010 to June 2015 by Mallinckrodt, plc, a global specialty biopharmaceutical company, where she served as Senior Vice President of Quality and Regulatory Compliance from February 2014 until June 2015. From October 2010 until September 2012, Ms. Hatten was employed by Mallinckrodt, as Director and Sr. Director of Quality. From September 2012 until February 2014, Ms. Hatten held the position of Vice President, Quality and Regulatory Compliance with Mallinckrodt. Ms. Hatten has more than 30 years of experience in the pharmaceutical industry, during which she has held leadership roles in quality and operations for branded as well as generic drug manufacturers, where she has been responsible for establishing and implementing broad-based quality programs across multiple sites. Ms. Hatten holds bachelor’s and master’s degrees from Marshall University in Huntington, West Virginia.
Phillandas T. Thompson – Senior Vice President, General Counsel and Corporate Secretary. Phillandas T. (Phil) Thompson, age 42, has been Senior Vice President and General Counsel of Avadel since November 2013. Before joining Avadel, Mr. Thompson was employed from January 2012 until November 2013 at West-Ward Pharmaceutical Corp. as Vice President, Legal Affairs, from January 2010 until November 2011 at Paddock Laboratories, Inc. as Vice President, General Counsel, from April

2006 until January 2010 at KV Pharmaceutical Co as Vice President, Strategic Business Transactions and Assistant General Counsel, and from October 2002 until March 2006 at Barr Laboratories, Inc. as Associate General Counsel. Prior to his employment with Barr Laboratories, Mr. Thompson was a corporate associate at White & Case, LLP. Mr. Thompson is a member of the New York Bar, the Missouri Bar, and the Minnesota Bar and has several other professional affiliations. Mr. Thompson earned a B.A. from Washington University in St. Louis and is also a graduate of the University of Michigan Law School (Juris Doctor) and the University of Michigan Business School (Master of Business Administration).
Michael F. Kanan – Senior Vice President and Chief Financial Officer. Michael F. Kanan, age 53, was appointed Senior Vice President and Chief Financial Officer of Avadel in October 2015. Prior to joining Avadel, Mr. Kanan was employed by Sigma-Aldrich Corp. from April 2009 until November 2015, where he served as Vice President Finance, Corporate Controller and Chief Accounting Officer of Sigma-Aldrich from April 2009 until November 2015. Sigma-Aldrich is a life science and high technology company which was acquired by Merck KGaA, a health care, life science and performance materials company based in Germany, in November 2015. Mr. Kanan began his career at the international accounting firm Deloitte & Touche, and also held accounting and finance leadership positions with Hutchinson Group, a subsidiary of Total S.A., and Meritor, a global supplier of drivetrain, mobility, braking and aftermarket solutions for commercial vehicle and industrial markets. Mr. Kanan holds a Bachelor of Arts degree in Accounting from Michigan State University and became a CPA in 1987.
David Monteith – Vice President of Research and Development. Dr. David Monteith, age 52, was appointed Vice President of Research and Development in October 2014. Prior to joining Avadel, Dr. Monteith was employed from 2009 to 2014 at Merck & Co., Inc., a global healthcare solutions company, where he held the position of Associate Vice President of Pharmaceutical Development for Emerging Markets. From 2000 to 2009, Dr. Monteith was employed by Schering-Plough Corporation, a pharmaceutical company that merged with Merck & Co., Inc. in November 2009 in various positions from Associate Director, Pharmaceutical Development to Senior Director, Product Value Enhancement. With over 25 years of experience in the pharmaceutical industry, Dr. Monteith has held senior leadership roles in the areas of drug delivery and pharmaceutical drug product development. Dr. Monteith is a graduate in Pharmacy from the University of Strathclyde, Glasgow where he also obtained his Ph.D. from the Department of Pharmaceutics. He later also received an MBA from the University of Warwick, UK.
Dhiren D’Silva – Vice President of Irish and European Operations. Dhiren D’Silva, age 43, was appointed Vice President of Irish and European Operations of Avadel in September 2015. Prior to joining Avadel, Mr. D’Silva was employed from August 2013 to September 2015 at NPS Pharmaceuticals Inc., a biopharmaceutical company engaged in developing therapies for patients with rare diseases; NPS was acquired by an affiliate of Shire plc in January 2015. Mr. D’Silva held the position of Senior Director of International Business Operations at NPS. Prior to his employment with NPS, Mr. D’Silva was employed from January 2008 to July 2013 at Catalent Pharma Solutions Inc. a drug delivery provider located in Somerset, New Jersey, as Director of Business Development for its Product Ventures Group, focusing on the development and out-licensing of ANDA’s. He holds an MBA from the Katholieke Universiteit Leuven (Belgium) as well as a BA in Economics from St. Xavier’s College in Mumbai, India.
David P. Gusky – Corporate Controller and Chief Accounting Officer. David P. Gusky, age 40, was appointed Corporate Controller and Chief Accounting Officer of Avadel in December 2015. Prior to joining Avadel, Mr. Gusky was employed by Sigma-Aldrich Corp. from May 2006 until November 2015, where he served as Director of Financial Planning & Analysis of Sigma-Aldrich from November 2013 until November 2015. Sigma-Aldrich is a life science and high technology company which was acquired by Merck KGaA, a health care, life science and performance materials company based in Germany, in November 2015. Mr. Gusky began his career at the international accounting firm Deloitte & Touche, and also held finance management positions with Solutia, Inc., a global manufacturer of performance materials and specialty chemicals. Mr. Gusky holds Bachelors of Science degrees in Accountancy and Finance and a Masters of Accountancy from the University of Missouri-Columbia.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
We compensate our non-executive directors with a basic cash fee plus supplementary fees to chairpersons and for meeting attendance. The amount of each component of such director cash compensation may change from year to year, and is generally established by the Board in conjunction with our annual general meeting of shareholders for the period until the next annual general meeting. The cash fees we pay under these policies must stay within an aggregate maximum limit on cash fees paid to our directors during any calendar year which is approved by our shareholders at each annual general meeting. In August 2016, the director cash fees were established as follows for the period until our annual general shareholders meeting in 2017: €32,750 per each non-executive director; supplementary fees of €40,000 to Ambassador Craig Stapleton as the Chairman of the Board, €20,000 to Mr. Guillaume Cerutti as the Chair of the Audit Committee, €10,000 to Dr. Francis Fildes as the Chair of the Compensation Committee, and €10,000 to Mr. Ben Van Assche as the Chair of the Nomination and Corporate Governance Committee; and meeting attendance fees of €2,000 per meeting attended in person or telephonically up to a limit of €16,000.

In addition, at our extraordinary general meeting of shareholders during 2016, our shareholders approved the allocation and issuance of warrants to purchase 349,996 of our ADSs to our directors, which were distributed as described in footnote (1) to the “Director Compensation” table below.
The following table presents information relating to total compensation of our directors for the year ended December 31, 2016. The following table does not present information for Mr. Anderson, our Chief Executive Officer and President, who did not receive additional compensation as a director in 2016 and whose compensation is included in the Summary Compensation Table elsewhere in this proxy statement.

Name (1)	Fees Earned or Paid in Cash($) (1)(2)	Stock Awards ($) (1)	Total Compensation ($)

Ambassador Craig R. Stapleton	96,006	297,146	393,152
Guillaume Cerutti	73,872	91,500	165,372
Francis J.T. Fildes	62,805	117,044	179,849
Christophe Navarre	51,738	136,686	188,424
Benoit Van Assche	62,805	227,449	290,254

(1)
During 2016, each of the non-employee directors with the exceptions of Mr. Cerutti and Dr. Fildes opted to use their fees earned or paid in cash to acquire all of the warrants allocated to them as detailed below; Mr. Cerutti elected to acquire warrants to purchase 30,000 ADSs instead of the full amount of 70,469 ADSs allocated to him for this purpose, and Dr. Fildes elected to acquire warrants to purchase 35,468 ADSs instead of the full amount of 54,026 ADSs allocated to him for this purpose. The subscription price per warrant was equal to 10% of the 20-day average of the closing prices of Avadel ADSs prior to August 10, 2016 and amounted to €1.12 per warrant. These warrants allow each director to purchase ADSs at an exercise price of $13.59 per ADS during the period from August 10, 2017 through August 10, 2020. The total numbers of ADSs that were purchased pursuant to such warrants are as follows: 117,449 for Mr. Stapleton, 30,000 for Mr. Cerutti, 35,468 for Dr. Fildes, 54,026 for Mr. Navarre and 54,026 for Mr. Van Assche. The values of these warrants were computed as of the applicable grant dates using the Black-Scholes option pricing model in accordance with FASB Topic ASC 718.

(2)	Fees earned or paid in cash were translated to U.S. Dollars at the rate of 1.1067 U.S. Dollars per Euro.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC AUDITOR AND ACCOUNTING FIRM
AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE
BOARD TO SET THE AUDITOR AND ACCOUNTING FIRM REMUNERATION

(Ordinary Resolution)
ITEM 2 ON PROXY CARD
Pursuant to this proposal, we seek shareholder ratification, in a non-binding vote, of the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2017 and authorization, in a binding vote, of the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration.

Background
In 2016, the audit committee of our predecessor, Flamel Technologies S.A., a French société anonyme (“Flamel”), and the board of Flamel, approved the engagement of Deloitte & Touche LLP to serve as Flamel’s independent registered public accounting firm for the fiscal year 2016, for purposes of our financial statements for filing under U.S. securities law for the year ending December 31, 2016. At the Flamel 2016 Meeting, the shareholders of Flamel voted to ratify the selection of Deloitte & Touche LLP as Flamel’s independent registered accounting firm for the fiscal year 2016.
For SEC reporting purposes, Avadel is the successor issuer to Flamel as the result of the merger of Flamel with and into Avadel which was completed at 11:59:59 p.m. Central Europe Time on December 31, 2016 (the “Merger”). Therefore, unless the context otherwise requires, for purposes of the following disclosures the pronouns “we,” “us” and similar terms generally refer to Flamel when describing events occurring or circumstances existing prior to the completion of the “Merger” (as described below).

Immediately prior to the Merger, Avadel was a wholly owned subsidiary of Flamel.  As a result of the Merger, (i) Flamel ceased to exist as a separate entity and Avadel continued as the surviving entity and assumed all of the assets and liabilities of Flamel; (ii) each of Flamel’s outstanding ordinary shares was cancelled and exchanged for one (1) newly issued Avadel ordinary share and (iii) each outstanding ADS representing a Flamel ordinary share was cancelled and exchanged for one (1) ADS representing one (1) Avadel ordinary share. Thus, the Merger changed the jurisdiction of our incorporation from France to Ireland, and an ordinary share of Avadel held (either directly or represented by an ADS) immediately after the Merger continued to represent the same proportional equity interest owned by the holder of a share of Flamel immediately prior to the Merger. Avadel succeeded to Flamel’s SEC reporting obligations, including without limitation the obligation to file an annual report on Form 10-K for the year ended December 31, 2016, and for such purposes Avadel has continued Flamel’s relationship with Deloitte & Touche LLP as independent registered public accounting firm for fiscal year 2016.
For its fiscal year ended December 31, 2015, Flamel’s independent registered public accounting firm for purposes of its financial statements for filing purposes under U.S. securities law was PricewaterhouseCoopers Audit. For certain additional disclosures relating to changes in Flamel’s independent registered public accounting firm for purposes of its financial statements for filing purposes under U.S. securities law, please see the information set forth elsewhere in this proxy statement under the caption “Changes in Independent Registered Public Accounting Firms for SEC Reporting Purposes.” It is not expected that any representatives of Deloitte & Touche LLP or PricewaterhouseCoopers Audit will be present at the Meeting and, accordingly, no such representatives will have the opportunity to make a statement at the Meeting, if they desire to do so, nor, therefore, will any representative of Deloitte & Touche LLP or PricewaterhouseCoopers Audit be available at the Meeting to respond to appropriate questions.
Pursuant to its charter, the Audit Committee of our Board or (as applicable, Flamel’s board) approved in advance each professional service performed by Deloitte & Touche LLP during fiscal year 2016 and considered the possible effect of the provision of such service on the auditors’ independence. Information relating to fees paid to Deloitte & Touche LLP is set forth in the table below.
Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the selection, appointment, compensation and oversight of the work of our independent registered public accounting firm. Although submission of the appointment of an independent registered public accounting firm to shareholders for ratification is not required by law, the Board considers the appointment of our independent registered public accounting firm to be an important matter of shareholder concern and is submitting the appointment of Deloitte & Touche LLP for ratification by our shareholders, as a matter of good corporate practice.
The Board has not determined what action it would take if the shareholders do not approve the selection of Deloitte & Touche LLP, but may reconsider its selection if the shareholders’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the year if it determines that such a change would be in our best interests and in the best interests of our shareholders.
The resolution in respect of this Proposal 2 is an ordinary resolution. The text of the resolution in respect of Proposal 2 is as follows:
“IT IS RESOLVED to ratify, on a non-binding, advisory basis, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm and auditors of Avadel Pharmaceuticals plc and to authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration.”
Required Vote and Board Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item. As this proposal is considered a “routine item,” your bank, broker or other nominee may vote your shares “FOR” the proposal without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

AUDIT FEES
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees of our independent registered public accounting firms, billed to us for the fiscal years ended December 31, 2016 and December 31, 2015 for audit and other services:

	Fiscal Year Ended December 31,
	2016	2015

Audit Fees	$1,980,100	$1,017,925
Audit-related Fees	-	8,325
Tax Fees	-	-
All Other Fees	-	15,152
Total Fees	$1,980,100	$1,041,402
Audit Fees. Audit fees include professional services rendered by public accounting firms for the audit of our annual financial statements in 2016 and 2015, including the reviews of the financial statements included in our quarterly reports on Form 10-Q. This category also includes fees for assistance with complex accounting and transactions, fees for audits provided in connection with statutory filings or services that generally only the principal auditor can reasonably provide to a client, and consents and assistance with and review of documents filed with the SEC, including services related to our 2016 public offerings of our common stock. PricewaterhouseCoopers served as the Company’s principal accountant for the entire fiscal year 2015 and through the quarter ended March 31, 2016. For subsequent periods, Deloitte & Touche LLP was approved by our Board as the Company’s independent registered public accounting firm.
Audit-Related Fees. Audit-related fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”
Tax Fees. Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes, planning, research and advice supporting our efforts to maximize the tax efficiency of our operations for fiscal years 2016 and 2015.
All Other Fees. All other fees are fees for products or services other than those in the above three categories.
Pre-Approval Policy
The Audit Committee has adopted a policy for the provision of audit services and permitted non-audit services by our independent registered public accounting firm. Our Chief Financial Officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance. Under the policy, our Audit Committee receives a presentation of an annual budget and plan for audit services and for any proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm.

AUDIT COMMITTEE REPORT
Pursuant to SEC rules for proxy statements, the Audit Committee of the Board has prepared the following Audit Committee Report. The Audit Committee intends that this report clearly describe our current audit program, including the underlying philosophy and activities of the Audit Committee.
Composition, Qualifications and Governance
The Board has an Audit Committee comprised of solely independent directors, namely Guillaume Cerutti (Chairman), Francis J.T. Fildes, Benoit Van Assche, and Ambassador Craig Stapleton. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee’s responsibilities are set forth in this charter, which was amended and restated effective March 2, 2016. The charter is reviewed by management and the Audit Committee at least annually, and any recommended changes are presented to the Board for review and approval. The charter is available on our website at www.Avadel.com.
Responsibilities and Duties
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Audit Committee recommends to the Board the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.
The Audit Committee met six times during 2016. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings generally include private sessions with the Company’s independent auditors, without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. In addition to the scheduled meetings, senior management confers with the Audit Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.
Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the U.S. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and with respect to whether the Company’s internal control over financial reporting is effective. The Audit Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.
Matters Discussed with Management and Independent Auditors
As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. During 2016, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Deloitte & Touche LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter received from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether any non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Audit Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.
In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.
Based on the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Board, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.
THE AUDIT COMMITTEE

Guillaume Cerutti, Chair
Ambassador Craig Stapleton
Benoit Van Assche
Francis J.T. Fildes
The “Audit Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

OWNERSHIP OF THE COMPANY’S ORDINARY SHARES
Beneficial Ownership Table
The following table sets forth certain information regarding the beneficial ownership of our issued and outstanding ordinary shares by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding ordinary shares, (ii) each Named Executive Officer of the Company, (iii) each director and director nominee of the Company and (iv) all directors and executive officers as a group Except as otherwise indicated in the footnotes below, such information is provided as of April 21, 2017. According to SEC rules, a person is the “beneficial owner” of securities if he, she or it has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise.

Name and Address of Beneficial Owners(1)	Amount of Beneficial Ownership(2)	Percentage of Class(2)

>5% Shareholders:
Deerfield Mgmt, L.P.(3) 780 Third Avenue New York, New York 10017	7,372,809	16.50%
Broadfin Capital, LLC(4) 300 Park Avenue, 25th Floor New York, New York 10022	4,394,464	10.62%
Janus Capital Management LLC(5) 151 Detroit Street Denver, Colorado 80206	2,227,805	5.38%
Directors, Director Nominees and Named Executive Officers:
Craig R. Stapleton(6)	781,327	1.88%
Michael S. Anderson(7)	578,725	1.38%
Guillaume Cerutti(8)	180,000	*
Francis J.T. Fildes(9)	115,026	*
Christophe Navarre(10)	100,026	*
Benoit Van Assche(11)	100,026	*
Phillandas T. Thompson(12)	157,500	*
Michael F. Kanan(13)	25,000	*
David Monteith(14)	63,750	*
Sandra Hatten(15)	42,700	*
All directors and executive officers as a group (13 persons)	2,168,980	5.07%
* Represents beneficial ownership of less than 1% of our outstanding ordinary shares.

(1)
Except as stated in the table above or the footnotes below, the address of the named person is c/o Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland.

(2)
Unless otherwise stated in the footnotes to this table, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the ordinary shares indicated as beneficially owned. Ownership percentages are based on 41,379,554 ordinary shares outstanding on April 21, 2017. The number of shares beneficially owned includes ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of April 21, 2017. Ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of April 21, 2017 are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)
The information in the table and in this footnote is based on a Schedule 13G/A filed with the SEC on February 14, 2017 by Deerfield Mgmt, L.P., Deerfield Special Situations Fund, L.P., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Management Company, L.P., Breaking Stick Holdings, LLC and James E. Flynn. According to the Schedule 13G/A, Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and James E. Flynn share voting and dispositive power with respect to (i) an aggregate of 4,072,809 ordinary shares, consisting of (A) 1,183,614 ordinary shares held by Deerfield Special Situations Fund, L.P., of which Deerfield Mgmt, L.P. is general partner, (B) 1,346,365 ordinary shares held by Deerfield Private Design Fund II, L.P., of which Deerfield Mgmt, L.P. is general partner, and (C) 1,542,830 ordinary shares held by Deerfield Private Design International II, L.P., of which Deerfield Mgmt, L.P. is general partner, and (ii) ordinary shares underlying warrants to purchase an aggregate of 3,300,000 ordinary shares held by Breaking Stick Holdings, LLC, of which is Deerfield Management Company, L.P. is the manager and Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. are members. The provisions of the warrants restrict the exercise of such warrants to the extent that, upon such exercise, the number of shares then beneficially owned by the holder and its affiliates and any other person or entities with which such holder would constitute a Section 13(D) “group” would exceed 9.985% of the total number of shares of the Company then outstanding (the “Ownership Cap”). Notwithstanding the number of shares reported, each of Deerfield Mgmt, L.P., Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Management Company, L.P., Breaking Stick Holdings, LLC and James E. Flynn disclaims beneficial ownership of the ordinary shares underlying such warrants to the extent beneficial ownership of such ordinary shares would cause all reporting persons filing such Schedule 13G/A, in the aggregate, to exceed the Ownership Cap. Deerfield Management Company, L.P. is the investment advisor to Deerfield Special Situations Fund, L.P., Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

(4)
The information in the table and in this footnote is based on a Schedule 13G/A filed with the SEC on January 6, 2017 by Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler, each of whom shares voting and dispositive power with respect to an aggregate of 4,394,464 of the Company’s ordinary shares. Broadfin Capital, LLC and Kevin Kotler each disclaims beneficial ownership of such ordinary shares except to the extent of their pecuniary interest therein.

(5)
The information in the table and in this footnote is based on a Schedule 13G filed with the SEC on February 13, 2017, by Janus Capital Management LLC (“Janus Capital”). According to the Schedule 13G/A: (1) Janus Capital has a direct 97.11% ownership stake in INTECH Investment Management ("INTECH") and a direct 100% ownership stake in Perkins Investment Management LLC ("Perkins"); (2) due to the above ownership structure, holdings for Janus Capital, Perkins and INTECH are aggregated for purposes of such Schedule 13G/A; (3) Janus Capital, Perkins and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively referred to as the "Managed Portfolios"); (4) as a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 2,227,805 ordinary shares or ADSs held by such Managed Portfolios; (5) Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights; (6) the Managed Portfolios have the right to receive all dividends from, and the proceeds from the sale of, the securities held in their respective accounts; and (7) the interest of any one such person does not exceed 5% of the Company’s outstanding ordinary shares.

(6)	Includes warrants to purchase ADSs with respect to 217,449 ordinary shares.

(7)	Includes options to purchase ADSs with respect to 485,375 ordinary shares.

(8)	Includes warrants to purchase ADSs with respect to 130,000 ordinary shares.

(9)	Includes warrants to purchase ADSs with respect to 100,026 ordinary shares.

(10)	Represents warrants to purchase ADSs with respect to 100,026 ordinary shares.

(11)	Represents warrants to purchase ADSs with respect to 100,026 ordinary shares.

(12)	Includes options to purchase ADSs with respect to 147,500 ordinary shares.
(13) Represents options to purchase ADSs with respect to 25,000 ordinary shares.

(14)	Represents options to purchase ADSs with respect to 63,750 ordinary shares.

(15)	Includes options to purchase ADSs with respect to 37,500 ordinary shares.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons beneficially owning more than ten percent of a registered class of the Company’s equity securities to file reports of beneficial ownership and changes in such ownership on Forms 3, 4 and 5 with the SEC and the NYSE. These persons are also required to furnish the Company with copies of all Forms 3, 4 and 5 that they file. Based solely on the Company’s review of the copies of such Forms it has received, the Company believes that all of its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them during the calendar year ended December 31, 2016, other than (i) the filing of a Form 4 for Mr. Benoit Van Assche reporting one transaction, which was inadvertently filed late on February 24, 2017 on behalf of Mr. Van Assche, (ii) the filing of a Form 4 for Mr. Craig Stapleton reporting one transaction, which was inadvertently filed late on February 24, 2017 on behalf of Mr. Stapleton, (iii) the filing of a Form 4 for Ms. Sandra Hatten reporting one transaction, which was inadvertently filed late on February 24, 2017 on behalf of Ms. Hatten, (iv) the filing of a Form 4 for Mr. Francis Fildes reporting two transactions, which was inadvertently filed late on February 24, 2017 on behalf of Mr. Fildes, (v) the filing of a Form 4 for Mr. Christophe Navarre reporting one transaction, which was inadvertently filed late on February 24, 2017 on behalf of Mr. Navarre, and (vi) the filing of a Form 4 for Mr. Scott Macke reporting one transaction, which was inadvertently filed late on February 24, 2017 on behalf of Mr. Macke.

EXECUTIVE COMPENSATION – COMPENSATION DISCUSSION AND ANALAYSIS
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis, we give an overview and analysis of our compensation philosophy, our compensation program, the decisions we made in 2016 under those programs with respect to our named executive officers. Included in this discussion is specific information about the compensation earned or paid in 2015 and 2016 to the following named executive officers: (i) the individual who served as Chief Executive Officer of the Company during 2016, (ii) the individual who served as Chief Financial Officer during 2016, and (iii) the next three most highly compensated executive officers of the Company who received total compensation of $100,000 or more during the fiscal year ended December 31, 2016 (the “Named Executive Officers”). Our Named Executive Officers for 2016 are:

Name	Position

Michael S. Anderson	Chief Executive Officer
Michael F. Kanan	Senior Vice President and Chief Financial Officer
Phillandas T. Thompson	Senior Vice President, General Counsel and Corporate Secretary
David Monteith	Vice President, Research and Development
Sandra Hatten	Senior Vice President, Quality and Regulatory Affairs
Compensation Philosophy and Objectives
The Compensation Committee’s executive compensation programs are designed to: (i) attract, retain and motivate executives with significant industry knowledge and the experience and leadership capability necessary for us to achieve success; and (ii) align incentives for our named executive officers with our corporate strategies and business objectives and goals; and (iii) achieve key strategic performance measures aligned with the long-term interests of our shareholders.
Compensation Components
Our executive compensation program has three primary components: base salary, annual cash incentive awards and equity awards.

•
Base Salary. We fix the base salary of each of our executive officers at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We take into account the base salaries paid by similarly-situated companies in our peer group and, to the extent practicable, we set base salary levels for similarly-situated executives within the Company at comparable levels to avoid divisiveness and encourage teamwork, collaboration, and a cooperative working environment.

•
Cash Incentive Awards. We provide annual cash incentive awards that are based upon the achievement of corporate and individual objectives established by the Compensation Committee and the Board of Directors. These cash incentive awards are designed to focus our executive officers on achieving key clinical, regulatory, commercial, operational, strategic and financial objectives.

•
Equity Awards. We use stock options and “free shares” to reward long-term performance. These equity awards are intended to provide significant incentive value for each executive officer if the Company performance is outstanding and the Company achieves its long-term goals to align executive compensation with long-term shareholder interests.

In addition to the primary components of compensation described above, we provide our Named Executive Officers with employee benefits that are generally available to our salaried employees. These benefits include health and medical benefits, flexible spending plans, matching 401(k) contributions and group life insurance.
We have also entered into agreements with our Named Executive Officers under which they are provided certain benefits in the event their employment with the Company is terminated without cause or by the Named Executive Officer for good reason, following a change in control of the Company.
Compensation Policies and Process
The Compensation Committee has oversight of our compensation philosophy and programs and annually reviews and recommends all compensation decisions relating to our Chief Executive Officer, our Named Executive Officers and all other executive officers of the Company. The Chief Executive Officer provides specific information to the committee relative to the performance of the other members of the executive management team. However, the Chief Executive Officer is always excused from the Compensation Committee meetings when his compensation or employment is discussed. The Compensation Committee considers any recommendations by the Chief Executive Officer; however, the committee recommends final compensation for all executives. All compensation decisions are assessed within the framework of the Company’s financial position and general economic conditions. Our Board typically reviews and approves the compensation decisions made by the Compensation Committee.
Our Compensation Committee has engaged the Radford Consulting (“Radford”), an Aon Hewitt company specializing in executive compensation, as its independent compensation consultant. In connection with the Compensation Committee’s executive compensation decisions for 2016, Radford reviewed and advised on principal aspects of our executive compensation program and performed the following services:

•
conducted a competitive assessment of the Company’s then current executive compensation arrangements, including analyzing peer group proxy statements, compensation survey data, and other publicly available data;

•	provided recommendations on the composition of the Company’s peer group; and

•	reviewed and advised on equity compensation and on industry best practices.
The Compensation Committee has determined that the work of Radford and the individual compensation advisors employed by Radford does not create any conflict of interest. In making that determination, the Compensation Committee took into consideration the following factors: (i) the provision of other services to the Company by the consultant; (ii) the amount of fees the Company paid the consultant as a percentage of the consultant’s total revenue; (iii) the consultant’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the consultant or the individual compensation advisors employed by the consultant with any Company executive officer; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any Company stock owned by the consultant or the individual compensation advisors employed by the consultant.
Peer Group
In an effort to provide competitive total compensation to our executive officers, the Compensation Committee approved a group of comparable companies as our peer group as recommended by Radford. The peer group was selected on the basis of similarity to the Company on the following criteria: business comparability, stage of product development and commercialization, number of employees, market capitalization and revenue. The following companies were identified as our “peer group” for 2016:

2016 Peer Group

AMAG Pharmaceuticals, Inc.	Momenta Pharmaceuticals, Inc.
Arena Pharmaceuticals, Inc.	Osiris Therapeutics
Ariad Pharmaceuticals, Inc.	Pacira Pharmaceuticals
BioCryst Pharmaceuticals, Inc.	PTC Therapeutics, Inc.
Corcept Therapeutics	Raptor Pharmaceuticals, Inc.
DepoMed Inc.	Retrophin, Inc.
Enanta Pharmaceuticals, Inc.	Spectrum Pharmaceuticals, Inc.
Halozyme Therapeutics, Inc.	Sucampo Pharmaceuticals
ImmunoGen, Inc.	Supernus Pharmaceuticals, Inc.
INSYS Therapeutics	Vanda Pharmaceuticals, Inc.
Merrimack Pharmaceuticals, Inc.
Base Salary
The Company provides base salaries to attract and retain executives with the proper experiences and skill sets required to assist us in achieving our specific business objectives, as well as our future growth and success. Base salaries provide a guaranteed base level of compensation that reflects a belief that base salary for senior executive officers should be targeted at market-competitive levels. Base salaries for a particular fiscal year are generally established at the end of the prior year. In establishing the base salaries for 2016, the Compensation Committee considered each Named Executive Officer’s role and level of responsibility at the Company, recent individual performance, perceived impact on Company results and overall Company performance. Based on the peer group and other market data presented by Radford, the Compensation Committee noted that the base salaries of our Named Executive Officers are currently positioned at the market 25th percentile in the aggregate. However, given our transition from a non-commercial to a commercial company, the Compensation Committee desires to implement a revised compensation program in the future designed to gradually migrate our Named Executive Officers base salaries to the

50th percentile of the base salaries paid to similarly situated officers at our peer group companies. The base salaries of our Named Executive Officers during 2015 and 2016 were as follows: Michael S. Anderson – $550,000 in 2015 and $565,500 in 2016, an increase of 2.8%; Michael F. Kanan (who joined the Company in November 2015 at a salary rate of $325,000) – $325,000 (annualized) in 2015 and $325,000 in 2016; Phillandas T. Thompson – $288,400 in 2015 and $297,052 in 2016, an increase of 3.0%; David Monteith – $275,000 in 2015 and $283,250, an increase of 3.0%; and Sandra Hatten (who joined the Company in June 2015 at a salary rate of $292,000) – $292,000 (annualized) in 2015 and $297,840 in 2016, an increase of 2.0%.
Annual Cash Incentive
The goal of the annual cash incentive program in 2016 was to align a meaningful portion of the total compensation potential for the Named Executive Officers to the achievement of specified quantitative and qualitative Company performance targets, as well as individual performance targets. The achievement of these targets advances the Company’s specific business objectives and result in long-term shareholder value. The target levels of the annual cash incentive awards were established as part of the Named Executive Officer’s individual employment agreements. Each of these employment agreements provide that the Named Executive Officer will receive an annual cash incentive award determined at the discretion of the Compensation Committee and the Board based on the Company’s performance against its objectives and individualized objective and subjective criteria, with a target award amount equal to a percentage of the Named Executive Officer’s base salary. The award criteria include specific objectives, relating to the achievement of clinical, regulatory, commercial, business and/or financial milestones.
Our approved 2016 corporate goals consisted of:

•	generate target $120.0 million in revenues and $20.0 million of adjusted operating profit, maximum of $140.0 million in revenues and $40.0 of adjusted operating profit;

•	advance the sodium oxybate clinical program, focusing on patient enrollment numbers and the scale up and manufacture of registration stability batches;

•	conclude no less than two product acquisitions or a company acquisition;

•	complete the requirements for a reincorporation to Ireland from France via a cross border merger; and

•	complete the Company’s rebranding project, inclusive of name change and other new identity initiatives.
The Compensation Committee determined that the Company’s corporate performance score was 97.5% for 2016 based solely on the Compensation Committee’s assessment of the Company’s level of achievement against the approved 2016 corporate performance goals set forth above.
Chief Executive Officer. The Compensation Committee awarded an annual cash incentive with respect to 2016 for our Chief Executive Officer in the amount of $330,525. Such amount was determined by the Committee in December 2016 based on an assessment of the factors listed above and other factors including:

•
the Company’s achievement with respect to pre-established Company financial and strategic objectives, which included: (i) achievement of a revenue target, (ii) achievement of meaningful business development in completing a company acquisition, (iii) successful completion of action plan to reincorporate to Ireland, and (iv) achievement of the Company’s readiness to implement its new identity; and

•
achievement of individual performance targets that were pre-established, which included recruitment of key members of our management team, as well as providing overall leadership and vision for our management team to execute upon.

Other Named Executive Officers. The process for determining the annual cash incentive for our other Named Executive Officers, is generally similar to what is described above with respect to our Chief Executive Officer. For 2016, the Compensation Committee took into account the Company’s performance with respect to the financial and strategic performance goals discussed above. The Compensation Committee assessed the individual performance of the other Named Executive Officers and also considered the recommendations of our Chief Executive Officer. The other Named Executive Officers reported directly to our Chief Executive Officer and so, the Compensation Committee believes, the Chief Executive Officer was in a position to provide a meaningful assessment of their capabilities and contributions to the Company.
The Compensation Committee determined 2016 annual cash incentives for the other Named Executive Officers in the following amounts: Michael F. Kanan - $126,750; Phillandas T. Thompson – $115,850; David Monteith – $110,467; and Sandra Hatten – $116,157.

Equity Compensation
The Compensation Committee believes that equity compensation awards help to align the interests of our executive officers with those of shareholders because the value of the equity awards to the recipient increases only with the appreciation of the price of our ordinary shares. Furthermore, the Compensation Committee believes granting equity awards that vest over time encourages executives to remain with the Company. The authority to grant equity awards to our executive officers lies with the Compensation Committee and Board. The Compensation Committee takes into consideration the peer group data provided by Radford and the recommendations of our Chief Executive Officer (other than for himself). Generally, the Compensation Committee has granted stock options to our executive officers upon commencement of their employment with the Company. These initial stock options vest over a four year period and are in connection with the executive officer’s employment agreement. At least annually, typically in December, the Compensation Committee considers annual equity awards for our executive officers. These awards consist of both stock options and free shares.
In determining the number of stock options and free shares to grant to a particular Named Executive Officer, the Compensation Committee takes into account numerous factors, including: the executive’s role and level of responsibility within the Company, the Company’s performance with respect to the financial and strategic goals and objectives for that year, and comparative peer group data as presented by Radford. The Compensation Committee has not adopted any formal policies or guidelines for determining the allocation of stock options versus free shares. However, in general, the Compensation Committee will recommend a mix of equity awards more weighted towards stock options than free shares principally because the Compensation Committee recognizes that free shares provide immediate value to recipients upon vesting and therefore involve less risk than stock options. In 2015, the Compensation Committee decided to defer the award of free shares to the Chief Executive Officer and the other Named Executives until August 2016 at which time 50,000 free shares were awarded to the Chief Executive Officer; 20,000 were awarded to Sandra Hatten and Phillandas T. Thompson and 15,000 were awarded to David Monteith. Additionally, in December 2016, 30,000 free shares were awarded to the Chief Executive Officer, 18,000 were awarded to Phillandas T. Thompson and Michael F. Kanan, 15,000 were awarded to David Monteith and 10,000 to Sandra Hatten.
In 2016, the Compensation Committee awarded the Chief Executive Officer stock options to purchase 200,000 ordinary shares at an exercise price of $10.40, and the stock options to the other Named Executive Officers to purchase the following numbers of ordinary shares: Michael F. Kanan – stock options to purchase 100,000 ordinary shares at an exercise price of $10.40; Phillandas T. Thompson – stock options to purchase 100,000 ordinary shares at an exercise price of $10.40; David Monteith – stock options to purchase 75,000 ordinary shares at an exercise price of $10.40;and Sandra Hatten – stock options to purchase 80,000 ordinary shares at an exercise price of $10.40. All of the foregoing stock options will vest in equal amounts over a four-year period following the award date.
Compensation Risk Assessment
The Company regularly reviews compensation plans and practices to ensure they are appropriately structured and aligned with business objectives, and not designed to encourage executives to take unwarranted risks. Specifically, the overall design of the compensation philosophy and plans mitigate risks because: (1) the financial performance objectives of the short and long-term incentive plans are reviewed and approved annually by the Board; (2) the plans consist of multiple performance objectives, thus lessening the focus on any one in particular; and (3) short and long-term incentive payouts are capped for all participants.
General Employee Benefits
Avadel offers competitive health, dental and life insurance and vacation pay, generally for all employees. The senior executives are eligible to participate in all of the above programs. In addition, the senior executives are eligible to receive matching 401(k) plan contributions on the same basis as other employees.
Severance and Change-in-Control Benefits
Pursuant to employment agreements, each of our Named Executive Officers has a provision in his employment agreement with the Company that entitles such Named Executive Officer to certain specified benefits in the event of termination of their employment under specified circumstances, including termination following a change in control of the Company. These benefits are described in the “Employment Agreement” section below, and certain estimates of these severance and change-in-control benefits are provided in “Estimated Payments Upon Termination or Change in Control” below.
Retirement Benefits
The Company believes that offering competitive retirement benefits is important to attract and retain top executives. The Company’s U.S.-based executives participate in a traditional defined contribution 401(k) plan. For our Company’s 401(k)

plan, the Company generally contributed approximately $10,600 to each eligible executive’s 401(k) account during 2016, which was the maximum contribution match allowable under the Company’s 401(k) Plan, provided the participant contributed the maximum in order to receive the maximum match and contributed based off of $265,000 of wages, the maximum allowable under the IRS limits.
For executives not based in the U.S., the Company has taken steps in recent years to align certain features of its pension or retirement plans, recognizing that benefit formulas are driven by local market competition and trends. Additional details regarding retirement benefits are provided in the tables below entitled “Summary Compensation Table.”
Tax Considerations
Section 162(m) of the Internal Revenue Code generally limits to $1 million the U.S. federal tax deductibility of compensation paid in one year to any employee. Performance-based compensation is not subject to the limits on deductibility of Section 162(m), provided that such compensation meets certain requirements, including shareholder approval of material terms of compensation.
The Compensation Committee attempts to provide the Named Executive Officers with incentive compensation programs that will preserve the tax deductibility of compensation paid by the Company, to the extent reasonably practicable and to the extent consistent with the Company’s other compensation objectives. The Compensation Committee believes, however, that shareholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in structuring compensation programs, even though such programs may result in certain non-deductible compensation expenses.
Our compensation arrangements for executive officers, including our Named Executive Officers, do not provide tax gross-ups for any type of payments, including payments for severance or in connection with a change of control.
Securities Trading Policy
The Company has a policy that prohibits executive officers and directors from trading in the Company’s securities while aware of material non-public information, or engaging in hedging transactions or short sales and trading in “puts” and “calls” involving the Company’s securities. This policy is described in our Standards of Business Conduct, which may be viewed on our website at www.Avadel.com in the “Investors” section. In addition, executive officers and directors are prohibited from pledging the Company’s securities.

2016 Compensation of Named Executives Officers
Summary Compensation Table
The following table sets forth the compensation paid or accrued during the fiscal years ended December 31, 2016, 2015 and 2014 to our Named Executive Officers:

Equity-based Incentive Plan Compensation
Name and Principal Position	Year	Base Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total Compensation ($)

Michael S. Anderson Chief Executive Officer	2016 2015 2014	565,500 550,000 528,991	- - -	991,500 - 815,000	1,180,000 1,664,000 1,838,000	330,525 250,000 50,000	18,447 20,627 -	3,085,972 2,484,627 3,231,991
Michael F. Kanan Senior Vice President and Chief Financial Officer	2016 2015 2014	325,000 33,854 -	- - -	187,200 - -	590,000 935,000 -	126,750 - -	22,600 - -	1,251,550 968,854 -
Phillandas T. Thompson Senior Vice President, General Counsel & Corporate Secretary	2016 2015 2014	297,052 288,400 280,000	- - -	459,000 - 163,000	590,000 832,000 873,050	115,850 86,520 48,000	19,600 19,600 -	1,481,502 1,226,520 1,364,050
David Monteith Vice President of Research & Development	2016 2015 2014	283,250 275,000 52,885	- - -	359,850 - 40,750	442,500 291,200 1,010,900	110,467 84,915 -	10,600 - -	1,206,667 651,115 1,104,535
Sandra Hatten Senior Vice President of Quality & Regulatory Approval	2016 2015 2014	297,840 150,813 -	- - -	375,800 - -	472,000 1,535,000 -	116,157 - -	10,600 - -	1,272,397 1,730,426 -

(1)	Represents salaries before any employee contributions under our 401(k) Plan.

(2)
Stock awards represent equity compensation for meeting Company and personal performance targets or for having signed an employment contract with the Company. Represents the grant date fair value computed by us for financial reporting purposes, computed in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in computing these amounts, see Note 15 to our consolidated financial statements for the year ended December 31, 2016 which are included in our annual report on Form 10-K filed with the SEC on March 28, 2017.

(3)
Option awards represent equity compensation for meeting Company and personal performance targets or for having signed an employment contract with the Company. Represents the grant date fair value computed by us for financial reporting purposes, computed in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in computing these amounts, see Note 15 to our consolidated financial statements for the year ended December 31, 2016 which are included in our annual report on Form 10-K filed with the SEC on March 28, 2017. The actual value a Named Executive Officer may receive depends on market prices and there can be no assurance that the amounts reflected in the Option Awards column will actually be realized. No gain to a named executive officer is possible without an appreciation in stock value after the date of grant.

(4)	Non-equity incentive plan compensation represents cash bonuses for meeting Company and personal performance targets.

(5)	See the All Other Compensation Table below.

All Other Compensation Table
The table below reflects the types and dollar amounts of perquisites, additional compensation and other personal benefits provided to the named executive officers during fiscal year 2016. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer.

Name	Year	401K Match ($)	Car Allowance ($)	Personal Tax Preparation Fees ($)	Total All Other Compensation ($)

Michael S. Anderson	2016	10,600	7,847	-	18,447
	2015	10,600	6,960	3,067	20,627
	2014	-	-	-	-
Michael F. Kanan	2016	10,600	12,000	-	22,600
	2015	-	-	-	-
	2014	-	-	-	-
Phillandas T. Thompson	2016	10,600	9,000	-	19,600
	2015	10,600	9,000	-	19,600
	2014	-	-	-	-
David Monteith	2016	10,600	-	-	10,600
	2015	-	-	-	-
	2014	-	-	-	-
Sandra Hatten	2016	10,600	-	-	10,600
	2015	-	-	-	-
	2014	-	-	-	-
Grants of Plan-Based Awards 2016
The following table presents information regarding grants of plan-based awards to the named executive officers during the year ended December 31, 2016:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)		Exercise or Base Price of Option Awards	Grant Date Fair Value of Award ($)

Michael S. Anderson	8/10/2016	-	-	-	-	50,000	-	-	-	-
	12/14/2016		339,300			30,000		200,000	10.40	1,180,000
Michael F. Kanan	8/10/2016	-	-	-	-	-	-	-	-	-
	12/14/2016		130,000			18,000		100,000	10.40	590,000
Phillandas T. Thompson	8/10/2016	-	-	-	-	20,000	-	-	-	-
	12/14/2016		118,821			18,000		100,000	10.40	590,000
David Monteith	8/10/2016	-	-	-	-	15,000	-	-	-	-
	12/14/2016		113,300			15,000		75,000	10.40	442,500
Sandra Hatten	8/10/2016	-	-	-	-	20,000	-	-	-	-
	12/14/2016		119,136			10,000		80,000	10.40	472,000

(1)	The Compensation Committee has not established thresholds or maximum levels associated with non-equity and equity incentive plan awards.

The following table sets forth specified information concerning stock options stock awards for each of the named executive officers outstanding as of December 31, 2016:

Outstanding Equity Awards at Fiscal Year-End 2016
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)

Michael S. Anderson	3/12/2012	275,000	-	6.93	3/12/2022	-	-
	2/1/2013	60,375	20,125	4.07	2/1/2023	-	-
	12/11/2014	100,000	100,000	16.30	12/11/2024	-	-
	12/11/2014	-	-	-	-	50,000	519,500
	12/10/2015	50,000	150,000	14.35	12/10/2025	-	-
	8/10/2016	-	-	-	-	50,000	519,500
	12/14/2016	-	200,000	10.40	12/14/2026	-	-
	12/14/2016	-	-	-	-	30,000	311,700
Michael F. Kanan	10/28/2015	25,000	75,000	16.21	10/28/2025	-	-
	12/14/2016	-	100,000	10.40	12/14/2026	-	-
	12/14/2016	-	-	-	-	18,000	187,020
Phillandas T. Thompson	12/12/2013	75,000	25,000	7.36	12/12/2023	-	-
	12/11/2014	47,500	47,500	16.30	12/11/2024	-	-
	12/11/2014	-	-	-	-	10,000	103,900
	12/10/2015	25,000	75,000	14.35	12/10/2025	-	-
	8/10/2016	-	-	-	-	20,000	207,800
	12/14/2016	-	100,000	10.40	12/14/2026	-	-
	12/14/2016	-	-	-	-	18,000	187,020
David Monteith	12/11/2014	55,000	55,000	16.30	12/11/2024	-	-
	12/11/2014	-	-	-	-	2,500	25,975
	12/10/2015	8,750	26,250	14.35	12/10/2025	-	-
	8/10/2016	-	-	-	-	15,000	155,850
	12/14/2016	-	75,000	10.40	12/14/2026	-	-
	12/14/2016	-	-	-	-	15,000	155,850
Sandra Hatten	6/25/2015	25,000	75,000	21.67	6/25/2025	-	-
	12/10/2015	12,500	37,500	14.35	12/10/2025	-	-
	8/10/2016	-	-	-	-	20,000	207,800
	12/14/2016	-	80,000	10.40	12/14/2026	-	-
	12/14/2016	-	-	-	-	10,000	103,900

(1)	Options become exercisable as to 25% of the ADSs on each of the first four anniversaries after the applicable grant date.

(2)
Stock awards granted prior to 8/10/2016 become vested on the fourth anniversary of the grant date for U.S. residents. In addition, if the beneficiary remains an employee of the Company at the second anniversary of the grant date, the beneficiary may take claim to the shares on the fourth anniversary period even if the beneficiary is not employed with the Company after the second anniversary. Stock awards granted on 8/10/2016 and later become vested on the second anniversary of the grant date and are issued on such second anniversary even if the beneficiary is not employed with the Company subsequent to the grant date.

The following table sets forth specified information concerning exercises of stock options and stock awards vesting for each of the named executive officers outstanding as of December 31, 2016:

Options Exercised and Stock Vested During Fiscal Year 2016
		Option Awards		Stock Awards
Name	Grant Date	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)

Michael S. Anderson	-	-	-	-	-
Michael F. Kanan	-	-	-	-	-
Phillandas T. Thompson	-	-	-	-	-
David Monteith	-	-	-	-	-
Sandra Hatten	-	-	-	-	-
Employment Agreements
We have written employment agreements with each of our Named Executive Officers. Each employment agreement provides that the individual’s employment will continue until either we or the Named Executive Officer provides written notice of termination in accordance with the terms of the agreement. In addition, each of these agreements prohibit the Named Executive Officer from disclosing confidential information and competing with us during the term of their employment with the Company and for a specified time period thereafter. The agreements also contain customary non-solicitation and non-disparagement provisions. Under the terms of their respective employment agreements, each of the Named Executive Officers is entitled to receive an annual base salary, subject to annual review, an annual cash incentive and an annual equity award, each component of which is subject to the discretion of our board.
Payments upon Termination of Employment
Pursuant to their employment agreements, each of our Named Executive Officers (other than Mr. Monteith, whose severance benefit is described below) is entitled to certain severance benefits in the event he or she terminates his or her employment for “Good Reason” or if his or her employment is terminated by the Company for any reason other than for “Cause,” including non-renewal by the Company at the end of the employment term. Upon such a termination, the Named Executive Officer (other than Mr. Monteith) is entitled to receive (1) base salary for a period of 12 months (18 months in the case of Mr. Anderson) and (2) payment of monthly COBRA health insurance premiums for up to 12 months (18 months in the case of Mr. Anderson). In addition, if such a termination occurs during a Change in Control Period (as defined below), the Named Executive Officer (other than Mr. Monteith) is entitled to receive (A) a lump-sum payment equal to one hundred percent (100%) of the higher of: (i) the greater of (x) their target bonus in effect for the fiscal year in which the applicable change in control occurs or (y) their target bonus in effect for the fiscal year in which the termination of employment occurs; or (ii) their actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs; and (B) the immediate vesting of 100% of their outstanding and unvested stock options and any other equity awards under the Company’s compensation plans. For purposes of these agreements:

•
“Good Reason” is defined as (i) the failure of the Company to timely pay to the employee any compensation owed under the agreement; (ii) the Company’s diminution in the employee’s duties in any material respect or the Company’s assignment to the employee of duties that are materially inconsistent with the duties stated in the agreement; (iii) the relocation of the place of the employee’s employment more than sixty (60) miles outside the greater St. Louis metropolitan area; (iv) a material breach by the Company of the agreement; or (v) the failure of the Company to have the agreement assumed in full by any successor in the case of any merger, consolidation, or sale of all or substantially all of the assets of the Company.

•
“Cause” means: (i) conviction of or plea to a felony or crime involving moral turpitude; (ii) fraud, theft, or misappropriation of any asset or property of the Company, including, without limitation, any theft or embezzlement or any diversion of any corporate opportunity; (iii) breach of any of the material obligations contained in the agreement; (iv) conduct materially contrary to the material policies of the Company; (v) material failure to meet the goals and objectives established by the Company without cure within a reasonable period of time after written notice thereof; or (vi) conduct that results in a material detriment to the Company, its program, or goals or is inimical to the Company's reputation and interests without cure within a reasonable period of time after written notice thereof.

•	“Change of Control Period” means the period beginning six (6) months prior to, and ending eighteen (18) months following, a Change of Control.

•
“Change of Control” means the occurrence of any of the following events: (i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (‘Person’), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change or Control; or (ii) A change in the effective control of the Company which occurs on the date that a majority of the members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of such definition, if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change of Control; or (iii) A change in the ownership of a substantial portion of the Company's assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

The benefits provided are designed to protect earned benefits in the case that one or more of such Named Executive Officers is terminated without cause or as a result of a change in control of the Company, in order to encourage such Named Executive Officers to act in the best interests of the shareholders at all times during the course of a change in control transaction or other significant event involving our Company.
In the employment agreement with Mr. Monteith, in the event his employment with the Company is terminated for any reason other than for cause, he is entitled to severance benefits equal to (1) base salary for a period of 12 months and (2) payment of monthly COBRA health insurance premiums for up to 12 months.
The following tables set forth information regarding potential payments that each Named Executive Officer would have received if the Named Executive Officer’s employment had terminated as of December 31, 2016 under the circumstances set forth below.
Termination Payments(1)

Name	Cash Payment ($)	Value of Benefits ($)

Michael S. Anderson	848,250	38,892
Michael F. Kanan	325,000	26,595
Phillandas T. Thompson	297,052	6,441
David Monteith	283,250	24,993
Sandra Hatten	297,840	13,943
Termination Payments in Connection with a Change in Control of the Company(2)

Name	Cash Payment ($)	Value of Benefits ($)	Acceleration of Option Awards ($)(3)

Michael S. Anderson	1,187,500	38,892	127,190
Michael F. Kanan	455,000	26,595	-
Phillandas T. Thompson	415,873	6,441	75,750
David Monteith	283,250	24,993	-
Sandra Hatten	416,976	13,943	-

(1)
Based on the compensation arrangements with the Named Executive Officers in effect for 2017, the amounts payable in respect of an applicable termination during 2017 would be as follows: Michael Anderson - $872,919 cash payment and $31,588 value of benefits; Michael F. Kanan - $357,500 cash payment and $21,059 value of benefits; Phillandas T. Thompson - $326,757 cash payment and $6,948 value of benefits; David Monteith - $311,575 cash payment and $21,059 value of benefits; Sandra Hatten - $305,286 cash payment and $12,019 value of benefits.

(2)
Based on the compensation arrangements with the Named Executive Officers in effect for 2017, the amounts payable in respect of an applicable termination during a Change in Control Period during 2017 would be as follows: Michael Anderson - $1,222,087 cash payment and $31,588 value of benefits; Michael F. Kanan - $500,500 cash payment and $21,059 value of benefits; Phillandas T. Thompson - $457,460 cash payment, $6,948 value of benefits and $53,000 Acceleration of Option Awards; David Monteith - $311,575 cash payment and $21,059 value of benefits; Sandra Hatten - $436,205 cash payment and $12,019 value of benefits.

(3)	Option awards for which the exercise price is higher than the market value of the underlying shares as of December 31, 2016 are not included as part of the acceleration value.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that it be included in this Proxy Statement.
THE COMPENSATION COMMITTEE
Francis J.T. Fildes, Chairman
Christophe Navarre
Craig Stapleton
Benoit C. Van Assche

The “Compensation Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Compensation Risk Assessment
As part of its oversight of our executive compensation program, the Compensation Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, we review all our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us. The Compensation Committee concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. The Compensation Committee, therefore, determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us. The Compensation Committee will continue to consider compensation risk implications while deliberating the design of our executive compensation programs. In its discussions, the Compensation Committee considered the attributes of our programs, including:

•	Appropriate pay philosophy in light of our business model;

•	Balance with respect to the mix of cash and equity compensation, and measures of performance against both annual and multi-year standards;

•	Short and long-term incentives linked to stock price performance;

•
Performance goals are set at levels that are sufficiently high to encourage strong performance and support the resulting compensation expense, but within reasonably attainable parameters to discourage pursuit of excessively risky business strategies;

•	Long-term incentives generally have multi-year vesting to ensure a long-term focus and appropriate balance against short-term goals;

•	Independent Compensation Committee oversight, with Compensation Committee discretion to reduce incentives based on subjective evaluation of individual performance; and

•	Anti hedging/pledging policies.

EQUITY COMPENSATION PLAN INFORMATION
The table below presents information as of December 31, 2016, with respect to our ordinary shares issuable under our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,264,000(1)	12.88(2)	443,131(3)
Equity compensation plans not approved by security holders	0	0	0
Total	5,264,000(1)	12.88(2)	443,131(3)
(1) Includes 573,000 ordinary shares that have previously been granted as free share awards but are pending issuance upon vesting date; the beneficiary is not required to pay any exercise price upon issuance of such 573,000 shares. The remaining 4,691,000 ordinary shares are issuable pursuant to the exercise of outstanding options and warrants upon payment of the weighted-average exercise price shown in column (b) of this table.
(2) The weighted-average exercise price shown in column (b) applies to 4,691,000 ordinary shares issuable pursuant to the exercise of outstanding options and warrants included in the total number shown in column (a) of this table. As to the 573,000 shares attributable to free share awards included in the total number shown in column (a) of this table, the beneficiary is not required to pay any exercise price upon issuance of such shares.
(3) Represents the aggregate number of shares issuable pursuant to stock options, free share awards or non-employee director warrants that have not been granted under the authorizations approved by shareholders at our 2016 annual general meeting of shareholders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Person Transactions
The Audit Committee reviews all related party transactions and similar matters to the extent required by listing standards. The Nominating and Corporate Governance Committee further assists to ensure that all such related party transactions are thoroughly reviewed on a regular basis so that such transactions are and remain at arms’ length terms, thus promoting long term shareholder value.
For purposes of related person transactions as managed by our Audit and Nominating and Corporate Governance Committees, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect interest. For purposes of determining whether a transaction is a related person transaction, the Committees rely upon Item 404 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.
A “related person” is defined as:

•	Any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•	Any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;

•
Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner; and

•
Any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a ten percent or greater beneficial ownership interest.

Related Party Transactions
Since January 1, 2017, there have been no transactions that would require disclosure by the Company under Item 404 of SEC Regulation S-K except as follows. In connection with our acquisition of Éclat Pharmaceuticals in March 2012, we are required to pay contingent consideration to the seller, Breaking Stick Holdings LLC, in the amount of 20% of gross profit generated by certain Éclat products. Michael S. Anderson, our Chief Executive Officer, has a 20% beneficial interest in Breaking Stick Holdings LLC, but does not have the ability to control this entity by virtue of his minority interest. During 2016, we made payments to Breaking Stick Holdings LLC pursuant to this requirement in the aggregate amount of approximately $26,500,000.

PROPOSAL 3
APPROVAL OF THE AVADEL PHARMACEUTICALS PLC 2017 OMNIBUS INCENTIVE COMPENSATION PLAN

(Ordinary Resolution)
ITEM 3 ON PROXY CARD
The Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan (the “2017 Omnibus Plan”) was approved by the Board and is subject to shareholder approval.
Long term equity incentive awards assist us in recruiting and retaining individuals with ability and initiative by enabling such individuals to participate in our future success and aligning their interests with our interests and the interests of our shareholders. In consideration of the benefits of long term equity incentive awards and upon the recommendation of our Compensation Committee, our Board of Directors approved the 2017 Omnibus Plan on April 26, 2017 contingent upon its approval by our shareholders. If approved by our shareholders, the 2017 Omnibus Plan will provide us with the ability to utilize equity and cash incentive awards as a part of our overall compensation structure.
The following description of the 2017 Omnibus Plan is a summary, does not purport to be a complete description of the 2017 Omnibus Plan and is qualified in its entirety by the full text of the 2017 Omnibus Plan. If the 2017 Omnibus Plan is approved by the Company’s shareholders, the 2017 Omnibus Plan will become effective on the date of adoption of the 2017 Omnibus Plan by the Board of the Company. The Company’s shareholders are urged to read the actual text of the 2017 Omnibus Plan in its entirety, which is set forth in Annex A to this proxy statement.
General
The 2017 Omnibus Plan covers the grant of awards to Avadel’s employees (including officers), non-employee consultants and non-employee directors and those of Avadel’s affiliates, except that incentive stock options may only be granted to employees (including officers) of the Company and its subsidiaries. Under the terms of the 2017 Omnibus Plan, an aggregate of 4,000,000 ordinary shares, par value $0.01 per share, will be authorized for delivery in settlement of awards (including incentive stock options).
We expect that the Compensation Committee of the Board of Directors (the “Committee”) will administer the 2017 Omnibus Plan. The Committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a Management Committee except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act or are covered employees subject to the deduction limits under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the full Board of Directors must serve as the Committee with respect to any awards to our non-employee directors, and non-employee directors may not be granted awards that taken together with any cash fees paid to such non-employee director during any calendar year exceeds $675,000 (calculating the value of the award for financial accounting purposes) (up to twice that limit for a non-executive chair of the Board of Directors or, in extraordinary circumstances, for other non-employee directors).
The ordinary shares delivered to settle awards made under the 2017 Omnibus Plan may be authorized and unissued shares or treasury shares. If any shares subject to any award granted under the 2017 Omnibus Plan (other than a substitute award) is forfeited or otherwise terminated without delivery of such shares, the shares subject to such awards will again be available for issuance under the 2017 Omnibus Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the 2017 Omnibus Plan and will not again be available for grant under the 2017 Omnibus Plan. Also, upon settlement of a stock appreciation right, the number of shares underlying the portion of the stock appreciation right that is exercised shall be treated as having been delivered under the 2017 Omnibus Plan and will not again be available for grant under the 2017 Omnibus Plan.
If a dividend or other distribution (whether in cash, ordinary shares or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our ordinary shares such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2017 Omnibus Plan, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards (whether or not then outstanding) and the related exercise price relating to an award.
The maximum number of ordinary shares that are subject to awards granted to any individual in a single calendar year may not exceed 1,500,000 shares (twice that limit for awards that are granted to an eligible person in the calendar year in which the eligible person first commences employment or service) (based on the highest level of performance resulting in the maximum payout). In addition, the maximum value of all awards to be settled in cash or property other than our ordinary shares that may be granted to any individual in a single calendar year may not exceed $5,000,000 million (twice that limit for awards that are granted to an eligible person in the calendar year in which the eligible person first commences employment or service) (based on the highest level of performance resulting in the maximum payout). These limitations apply to the calendar year in which the awards are granted and not the year in which such awards settle. Such annual limitations apply to dividend equivalents only if such dividend equivalents are granted separately from and not as a feature of another award.
Types of Awards
The 2017 Omnibus Plan permits the granting of any or all of the following types of awards to all grantees:

•	stock options, including incentive stock options, or ISOs;

•	stock appreciation rights, or SARs;

•	restricted stock;

•	deferred stock and restricted stock units;

•	performance units and performance shares;

•	dividend equivalents;

•	bonus shares;

•	other stock-based awards; and

•	cash incentive awards.
Generally, awards under the 2017 Omnibus Plan are granted for no consideration other than prior and future services, provided that the nominal value of any newly issued shares the subject of such grant is fully paid. Awards granted under the 2017 Omnibus Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2017 Omnibus Plan or other plan of ours; provided, however, that if an SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.
Vesting conditions for any award (other than awards excluded from the minimum vesting requirement as set forth herein) that relate exclusively to the passage of time and continued employment or other service shall not be less than 36 months, with no more than thirty-three and one-third percent (33-1/3%) of the award vesting every 12 months from the date of the award, with no such award or any portion thereof eligible to vest earlier than 12 months from the date of grant of the Award. If the vesting condition for any award relates to the attainment of specified performance goals, such award shall vest over a performance period of not less than one (1) year. Notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the ordinary shares available under the 2017 Omnibus Plan may be granted without regard to such minimum vesting requirements.

Stock Options and SARs
The Committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of our ordinary shares at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the Committee and set forth in the award agreement but the exercise price may not be less than the fair market value of an ordinary share on the grant date (110 percent of the fair market value in case of certain incentive stock options). The term of each option or SAR is determined by the Committee and set forth in the award agreement, except that the term may not exceed 10 years (5 years in case of certain incentive stock options). Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), or, with the approval of the Committee, by delivering ordinary shares previously owned by the grantee, by delivery of ordinary shares acquired upon the exercise of such option or by delivering restricted shares. The Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.
Restricted Shares
The Committee may award restricted shares consisting of ordinary shares which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a shareholder, including the right to vote the shares and the right to receive any dividends (generally subject to reinvestment into additional restricted shares), except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.
Restricted Stock Units and Deferred Stock
The Committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of our ordinary shares at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Internal Revenue Code. A restricted stock unit award is the grant of a right to receive a specified number of our ordinary shares (or the cash value thereof) upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award (or the cash value thereof).
Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.
Performance Units
The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.
Performance Shares
The Committee may grant performance shares, which entitle a grantee to a certain number of ordinary shares, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.
Bonus Shares
The Committee may grant fully vested ordinary shares as bonus shares or ordinary shares subject to such terms and conditions as are specified in the award agreement.

Dividend Equivalents
The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of our ordinary shares. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the 2017 Omnibus Plan. If deferred such dividend equivalents may be credited with interest or may be deemed to be invested in our ordinary shares or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options or SARs.
Cash Incentive Awards
The Committee may grant cash incentive awards to any eligible person in such amounts and upon such terms, including the achievement of specific performance goals during the applicable performance period, as the Committee may determine. An eligible person may have more than one cash incentive award outstanding at any time. For instance, the Committee may grant an eligible employee one cash incentive award with a calendar year performance period as an annual incentive bonus and a separate cash incentive award with a multi-year performance period as a long-term cash incentive bonus.
The Committee shall establish performance goals applicable to each cash incentive award in its discretion and the amount that will be paid to the grantee pursuant to such cash incentive award if the applicable performance goals for the performance period are met. If an eligible person earns the right to receive a payment with respect to a cash incentive award, such payment will be made in cash in accordance with the terms of the award agreement. If the award agreement does not specify a payment date with respect to a cash incentive award, payment of the cash incentive award will be made no later than the 15th day of the third month following the end of the taxable year of the grantee or our fiscal year during which the performance period ends.
Other Stock-Based Awards
In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2017 Omnibus Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.
Performance-Based Awards
The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the 2017 Omnibus Plan, or as a condition to accelerating the timing of such events. The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals.
The 2017 Omnibus Plan permits the grant of awards that are intended to constitute qualified performance-based compensation that is exempt from the $1 million deduction limit under Section 162(m) of the Code. Those types of awards may be based on the following performance criteria: the attainment by an ordinary share of a specified fair market value for a specified period of time or within a specified period of time; earnings per share; earnings per share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. The Committee will certify in writing if the applicable performance conditions are achieved before payment of the award. For awards intended to comply with the performance-based exception under Section 162(m) of the Code, the Committee shall set the performance measures within the time period prescribed by Section 162(m) of the Code and no later than 90 days after the commencement of the period of service to which the awards intended to comply with the performance-based exception relate (but in no event after 25 percent of the period of service has elapsed).
Awards generally may be settled in cash, ordinary shares, other awards or other property, in the discretion of the Committee.

Change of Control
If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our ordinary shares (a “Corporate Transaction”) that results in a change in control (as defined in the 2017 Omnibus Plan), and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the Committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the Committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our ordinary shares and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee. If any other award is not vested immediately prior to the consummation of the Corporate Transaction, such award will be cancelled without any payment to the grantee.
Amendment to and Termination of the 2017 Omnibus Plan
The 2017 Omnibus Plan may be amended, altered, suspended, discontinued or terminated by our Board of Directors without further shareholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the ordinary shares are then listed or quoted. Thus, shareholder approval will not necessarily be required for amendments which might increase the cost of the 2017 Omnibus Plan. Shareholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although our Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable.
In addition, subject to the terms of the 2017 Omnibus Plan, no amendment or termination of the 2017 Omnibus Plan may materially and adversely affect the right of a grantee under any outstanding award granted under the 2017 Omnibus Plan.
Unless earlier terminated by our Board of Directors, the 2017 Omnibus Plan will terminate when no ordinary shares remain reserved and available for issuance or, if earlier, on the tenth anniversary after the adoption of the 2017 Omnibus Plan by our Board of Directors.
No Repricing
Notwithstanding any other provision of the 2017 Omnibus Plan, no Option or SAR may be amended to reduce the exercise or grant price nor cancelled in exchange for other Options or SARs with a lower exercise or grant price or ordinary shares or cash, without shareholder approval.
Miscellaneous
Each Participant in the 2017 Omnibus Plan may be bound by and subject to non-competition, confidentially and invention ownership agreements. They also remain subject to the trading window policies adopted by the Company from time to time with respect to the exercise of Options, Stock Appreciation Rights or the sale of shares of Company Stock acquired pursuant to the 2017 Omnibus Plan. A grantee shall forfeit any and all rights under an Award upon notice of termination by the Company for “Cause”, as such term is defined in the 2017 Omnibus Plan or an employment agreement, if applicable. Award agreements shall contain such other terms and conditions as the Committee may determine in its sole discretion (to the extent not inconsistent with the 2017 Omnibus Plan).
U.S. Federal Income Tax Consequences
The grant of an option or SAR will create no tax consequences for the participant or us at the time of the grant. A participant will have no taxable income upon exercise of an incentive stock option except that a participant must recognize income equal to the fair market value of the ordinary shares acquired minus the exercise price for alternative minimum tax purposes. Upon exercise of an option (other than an incentive stock option) or a SAR, a participant generally must recognize ordinary income equal to the fair market value of the ordinary shares acquired minus the exercise or grant price. Upon a disposition of shares acquired by exercise of an incentive stock option on or before the earlier of the second anniversary of the grant of such incentive stock option or the first anniversary of the exercise of such option, the participant generally must recognize ordinary income equal to the lesser of  (1) the fair market value of the shares at the date of exercise minus the exercise price or (2) the amount realized upon the disposition of the incentive stock option shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss. Other awards under the 2017 Omnibus Plan, including restricted stock and restricted stock units will generally result in ordinary income to the participant equal to the cash or the fair market value of the ordinary shares or other property (minus the amount, if any, paid by the participant for shares or other property) at the time such cash, ordinary shares or other property is received by the participant or the time that the substantial risk of forfeiture of such ordinary shares or other property lapses.
We are generally entitled to claim a tax deduction with respect to an award granted under the Plan when the participant recognizes ordinary income with respect to the award in an amount equal to the ordinary income that is recognized by the participant. We are not entitled to claim any tax deduction for any amount recognized by a participant as capital gains.
We are permitted to withhold from any award granted under the 2017 Omnibus Plan any required withholding taxes. Payment of withholding taxes may be made through one or more of the following means: payment in cash (including personal check or wire transfer), or, with the approval of the Committee, by delivering ordinary shares previously owned by the grantee or by delivery of ordinary shares acquired or to be acquired under the award.
Section 83(b) of the Code
A participant may elect under Section 83(b) of the Code to be taxed at the time of grant of restricted stock or other restricted property on the fair market value of the ordinary shares or other property at that time rather than to be taxed when the risk of forfeiture lapses on the value of the property at that time, and we would have a deduction available at the same time and in the same amount as the participant recognizes income. If a participant files an election under Section 83(b) of the Code and the participant subsequently forfeits the restricted shares or other restricted property, he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the ordinary shares or property on which he or she previously paid tax. Except as discussed below, we generally will be entitled to a tax deduction at the time and equal to the amount recognized as ordinary income by the participant in connection with an option, stock appreciation right, or other award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant. Thus, we will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the incentive stock option holding periods.
Section 162(m) of the Code
Section 162(m) of the Code limits the amount of compensation we may deduct with respect to our Chief Executive Officer and each of the other three highest paid named executive officers (other than a chief financial officer) to $1 million per year. This deduction limit generally applies to companies that have any class of equity securities that is publicly held. This limitation does not apply, however, to performance-based compensation that satisfies certain requirements, including approval of the material terms of the plan by the company’s shareholders.
Section 409A of the Code
Some restricted stock units and other awards subject to deferral features may be subject to Section 409A of the Code, which regulates deferred compensation arrangements. In such cases, the timing of the settlement of the award would have to meet certain restrictions in order for the participant not to be subject to accelerated tax and a tax penalty at the time of vesting rather than at the time of settlement. One significant restriction would be a requirement that the timing of the settlement not be controlled by the participant’s exercise of discretion. If the participant is subject to accelerated tax at the time of vesting (instead of the time of settlement), our deduction would also be accelerated. If we grant awards under the 2017 Omnibus Plan that constitute deferred compensation within the meaning of Section 409A of the Code, such awards will generally be structured to comply with the applicable requirements imposed under Section 409A.
The resolution in respect of this Proposal 3 is an ordinary resolution. The text of the resolution in respect of Proposal 3 is as follows:
“IT IS RESOLVED to approve the adoption by the Company of the Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan (the “2017 Omnibus Plan”), which has been made available to shareholders prior to the meeting and that the directors be and are hereby authorized to take all such actions with reference to the 2017 Omnibus Plan as may be necessary to ensure the adoption and operation of the 2017 Omnibus Plan.”
Vote Required and Board Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this proposal. As this proposal is not considered a “routine item,” if you are a registered holder of ordinary shares, your bank, broker or other nominee cannot vote your shares without receiving your voting instructions. Abstentions and broker non-votes will neither count for nor against the proposal.
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AVADEL PHARMACEUTICALS PLC 2017 OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL 4
APPROVAL OF THE AVADEL PHARMACEUTICALS PLC 2017 EMPLOYEE SHARE PURCHASE PLAN

(Ordinary Resolution)
ITEM 4 ON PROXY CARD
The principal features of the Avadel Pharmaceuticals plc 2017 Avadel Employee Share Purchase Plan (hereafter, the “2017 ESPP”) are summarized below. The summary is qualified in its entirety by reference to the full text of the 2017 ESPP, a copy of which is attached to this proxy statement as Annex B, and is incorporated herein by reference. Definitions in this Proposal 4 are applicable only within this section.
The Company believes that the 2017 ESPP is appropriate and will offer employees an opportunity to purchase ordinary shares or ADSs directly from us at a discounted price which will help further align their interests with those of our shareholders. The ESPP will broaden employee access to our ordinary shares or ADSs by offering employees the opportunity to purchase such securities through convenient payroll deductions.
Administration
The ESPP will be administered by the Compensation Committee of the Board (the “Committee”), which may delegate its duties and powers in whole or in part as it determines appropriate. The Committee is authorized to interpret the ESPP, to establish, amend and rescind any rules and regulations relating to it and to make any other determinations that it deems necessary or desirable for the administration of the ESPP.
Eligibility; Election to Participate
Any individual who is an employee of the Company or of a subsidiary of the Company that is selected to participate in the ESPP by the Committee in its sole discretion is eligible to participate in the ESPP, unless such employee is specifically excluded from participation by the Committee (either individually or by reference to a group or category of employees). Without limiting the generality of the foregoing, the Committee may exclude from participation:

•	employees whose customary employment is 20 hours or less per week within the meaning of section 423(b)(4)(B) of the Code;

•	employees whose customary employment is for not more than 5 months in any calendar year within the meaning of section 423(b)(4)(C) of the Code;

•	employees who have been employed less than two (2) years within the meaning of Section 423(b)(4)(A) of the Code; and

•	employees who are highly compensated employees within the meaning of section 414(q) of the Code.
The Committee will set forth procedures pursuant to which eligible employees may elect to participate in a given offering period under the ESPP (which may be on different terms for different eligible employees or subgroups thereof). An “offering period” is a period of time established by the Committee from time to time not to exceed 27 months.
As of April 14, 2017, approximately 200 employees would be eligible to participate in the ESPP.
Shares Subject to the ESPP
The total number of Company ordinary shares, nominal value $0.01 per share, or ADSs representing such ordinary shares (collectively, “Shares”) which may be issued under the ESPP is 1,000,000. The Shares may consist, in whole or in part, of unissued Shares or previously issued Shares. The Committee shall determine whether any participation under the ESPP shall be with respect to ordinary shares or ADSs.

Grant of Option on Enrollment; Purchase Price
With respect to an offering period, each eligible employee who elects to participate in the ESPP (a “participant”) will be granted an option to subscribe for or purchase, as of the last date of the offering period (the “purchase date”), a number of Shares equal to the lesser of:

•	the maximum number of Shares that a participant may purchase on any given purchase date (as determined by the Committee, which, in the absence of any contrary determination, shall be 3,000 Shares); or

•
the number determined by dividing the amount accumulated in an account to which payroll deductions of a participant, or other payments made by a participant to the extent provided by the Committee, are credited (the “payroll deduction account”) during an offering period by the purchase price per Share (the “purchase price”).

The purchase price at which a Share will be issued or sold for a given offering period will be established by the Committee (and may differ among participants, as determined by the Committee in its sole discretion) but will in no event be less than 85% of the lesser of:

•	the fair market value of a Share on the offering date; or

•	the fair market value of a Share on the purchase date.
Notwithstanding the foregoing, no eligible employee may be granted an option to purchase Shares under the ESPP if, immediately after the grant of the option, such employee (and/or any other person whose Shares would be attributed to the employee) would immediately thereafter be deemed to own Shares possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any parent or subsidiary corporation within the meaning of section 423(b)(3) of the Code. For this purpose, the rules of section 424(d) of the Code will apply in determining Share ownership of an individual, and Shares which the employee may purchase under outstanding options will be treated as Shares owned by the employee. All eligible employees granted options under the ESPP shall have the same rights and privileges as required by Section 423(b)(5) of the Code.
In addition, no eligible employee may be granted an option to purchase Shares under the ESPP which permits the employee to purchase Shares under the ESPP and all similar plans of the Company or any parent or subsidiary at a rate which exceeds $25,000 of the fair market value of Shares (determined at the grant date of the option) for any calendar year in which the option is outstanding.
Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares
Payroll deductions (to the extent permitted by applicable local law) will be made on each day that a participant is paid during an offering period. The deductions will be made at the participant’s election as a percentage of the participant’s compensation in 1% increments, from 1% up to such maximum percentage of the participant’s compensation (or maximum dollar amount) as is permitted by the Committee from time to time with respect to that offering period. The maximum percentage or dollar amount may differ among certain participants. In the absence of any contrary determination by the Committee, the maximum percentage of the participant’s compensation that may be contributed to the payroll deduction account for an offering period shall be fifteen percent (15%). For a given offering period, payroll deductions will commence on the offering date and will end on the related purchase date, unless sooner altered or terminated as provided in the ESPP. A participant’s “compensation” will be defined from time to time by the Committee in its sole discretion with respect to any option or offering period and may be defined differently for different participants for purposes of the ESPP. Except as otherwise defined by the Committee, “compensation” will (1) include a participant’s base salary or wages, in each case prior to reductions for pre-tax contributions made to a plan or salary reduction contributions to a plan excludable from income under sections 125 or 402(g) of the Code, and (2) exclude commissions, overtime, shift pay, severance pay, bonuses, retirement income, change in control payments, contingent payments, income derived from share options, share appreciation rights and other equity-based compensation and other forms of special remuneration.
Unless otherwise determined by the Committee, a participant may not change the rate of payroll deductions once an offering period has commenced. The Committee will specify procedures by which a participant may increase or decrease the rate of payroll deductions for subsequent offering periods.
All payroll deductions made with respect to a participant will be credited to the participant’s payroll deduction account and will be deposited with the general funds of the Company. To the extent permitted by applicable local law, no interest will accrue on the amounts credited to that payroll deduction account. All payroll deductions received or held by the Company may be used by it for any corporate purpose, and the Company will not be obligated to segregate these payroll deductions, to the extent permitted by applicable local law. Except to the extent provided by the Committee, a participant may not make any separate cash payments into the participant’s payroll deduction account, and payment for Shares purchased under the ESPP may not be made in any form other than by payroll deduction.
On each purchase date, the Company will apply all funds then in the participant’s payroll deduction account to purchase Shares pursuant to the option granted on the offering date for that offering period. In the event that the number of Shares to be purchased by all participants in any offering period exceeds the number of Shares then available for issuance under the ESPP, the Company will make a pro rata allocation of the remaining Shares in as uniform a manner as practicable and as the Committee, in its sole discretion, determines to be equitable, and all funds not used to purchase Shares on the purchase date will be returned, without interest (to the extent permitted by applicable local law), to the participants.
As soon as practicable following the end of each offering period, the number of Shares purchased by each participant will be deposited into an account established in the participant’s name. Unless otherwise permitted by the Committee in its sole discretion, dividends (if any) that may be declared on the Shares held in that account will be reinvested in whole or fractional Shares.
Withdrawal; Termination of Employment
Each participant may withdraw from participation in respect of an offering period under terms and conditions established by the Committee in its sole discretion. Upon a participant’s withdrawal from participation in respect of any offering period, all accumulated payroll deductions in the participant’s payroll deduction account will be returned, without interest (to the extent permitted by applicable local law), to that participant, and that participant will not be entitled to purchase any Shares on the purchase date or thereafter with respect to the offering period in effect at the time of withdrawal. The participant will be permitted to participate in subsequent offering periods pursuant to terms and conditions established by the Committee in its sole discretion. A participant will be deemed to have withdrawn from the ESPP as of the date of any hardship withdrawal from any cash or deferred arrangement within the meaning of Section 401(k) of the Code.
A participant will cease to participate in the ESPP upon the participant’s termination of employment from the Company or any participating subsidiary for any reason. All payroll deductions credited to the former participant’s payroll deduction account as of the date of termination will be:

•	in the event termination is due to a transfer to a non-participating subsidiary of the Company, applied to the purchase of Shares on the next purchase date; or

•
in the event termination is due to any other reason, returned, without interest (to the extent permitted by applicable local law), to the former participant or to the former participant’s designated beneficiary, as the case may be, and the former participant or beneficiary will have no future rights in any unexercised options under the ESPP, unless the participant again becomes an eligible employee.

The Committee will determine the extent to which any leave of absence will impact the participant’s participation in the ESPP.
Adjustments Upon Certain Events
Generally. In the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, amalgamation, spin-off or combination transaction or repurchase or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person will make such substitution or adjustment, if any, as it deems to be equitable, as to:

•	the number or kind of shares or other securities or property issued or reserved for issuance pursuant to the ESPP;

•	the number or kind of shares or other securities subject to outstanding options;

•	the purchase price; and/or

•	any other affected terms of these options.
Change in Control. In the event of a change in control (as defined in the ESPP), the Committee in its sole discretion and without liability to any person may terminate the then current offering period and take other actions, if any, as it deems necessary or desirable with respect to any option as of the date of the consummation of the change in control. For purposes of the ESPP, a “change of control” would be deemed to occur upon any of the same events that constitute a “change of control”

under the Company’s 2017 Omnibus Incentive Compensation Plan described in this proxy statement in the discussion relating to Proposal 3.
Restrictions on Transfer
Options granted under the ESPP will not be transferable or assignable by the participant other than by will or by the laws of descent and distribution.
Amendment or Termination
The ESPP will continue until the earliest to occur of the following:

•	termination of the ESPP by the Board;

•	issuance of all of the Shares reserved for issuance under the ESPP; or

•	June 27, 2027.
The Board may amend, alter or discontinue the ESPP, but no amendment, alteration or discontinuation will be made which:

•	without the approval of the shareholders of the Company, would increase the total number of Shares reserved for the purposes of the ESPP; or

•	without the consent of a participant, would materially adversely affect the rights of a participant under any option granted to the participant under the ESPP.
The Committee may amend the ESPP, however, in such manner and terminate any offering period (in whole or in part) as it deems necessary to permit the granting of options to meet the requirements of the Code or other applicable laws.
New Plan Benefits
All awards to eligible employees under the ESPP are made at the discretion of the Committee and its delegates. Therefore, the benefits and amounts that will be received or allocated under the plan are not determinable at this time. Please refer to the description of grants made to named executive officers in the last fiscal year described in the “Grants of Plan-Based Awards for Fiscal 2016” table.
Tax Withholding
The Company has the right to withhold from a participant such withholding taxes as may be required by federal, state, local or other law, or to otherwise require the participant to pay such withholding taxes. Unless the Committee specifies otherwise, a participant may elect to pay a portion or all of such withholding taxes by:

•
delivery of Shares, provided that such Shares have been held by the participant for no less than 6 months (or such other period as established from time to time by the Committee if required to avoid adverse accounting under any generally accepted accounting principles); or

•
having Shares equal to the minimum statutory withholding rate withheld by the Company from any Shares that otherwise would have been received by the participant (or such other amount as is permitted without adverse accounting).

Choice of Law
The ESPP shall be governed by the laws of the State of Delaware.
Federal Income Tax Information
The following summary briefly describes U.S. federal income tax consequences of rights under the ESPP. The summary, however, is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning tax aspects of rights under the ESPP.

Generally
For eligible employees of U.S. subsidiaries, the ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code. All payroll deductions elected by a participant under the Plan are made on an after-tax basis. No taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the option granted under the ESPP. Taxable income will not be recognized until there is a sale or other disposition of the Shares acquired under the ESPP or in the event the participant should die while still owning the purchased Shares.
If the participant sells or otherwise disposes of the purchased Shares within two years after the first day of the relevant purchase period or one year after the purchase date, the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the Shares on the purchase date exceeded the purchase price of those Shares. If the participant sells or otherwise disposes of the purchased Shares more than two years after the first day of the relevant purchase period and more than one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the Shares on the sale or disposition date exceeded the purchase price paid for those Shares or (ii) 15% of the fair market value of the Shares on the first day of the purchase period. Any additional gain upon the disposition will be taxed as a long-term capital gain.
If the participant owns Shares acquired under Plan at the time of death, the lesser of (i) the amount by which the fair market value of the Shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the Shares on the first day of the purchase period will constitute ordinary income in the year of death.
If the purchased Shares are sold or otherwise disposed of within two years after the first day of the relevant purchase period or one year after the purchase date, the Company will be entitled to a tax deduction in the year of such sale or disposition equal to the amount of ordinary income recognized by the participant as a result of such sale or disposition. In all other cases, no deduction will be allowed.
Code Section 409A
Section 409A of the Code generally provides rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) upon the service provider who is entitled to receive the deferred compensation. Purchase rights that may be granted under the ESPP should not constitute “deferred compensation” within the meaning of and subject to section 409A. While the Committee intends to administer and operate the ESPP in a manner that will avoid the imposition of additional taxation under section 409A upon a participant, the Company cannot provide any assurance that additional taxation under section 409A will be avoided in all cases. In the event the Company is required to delay delivery of Shares or any other payment under the ESPP in order to avoid the imposition of an additional tax under section 409A, the Company will deliver such Shares (or make such payment) on the first day that would not result in the participant incurring any tax liability under section 409A.
Resolution
The resolution in respect of this Proposal 4 is an ordinary resolution. The text of the resolution in respect of Proposal 4 is as follows:
“IT IS RESOLVED that the Company adopt the Avadel 2017 Employee Share Purchase Plan in accordance with the marked provisions of a document entitled “Avadel 2017 Employee Share Purchase Plan” (the “2017 ESPP”), which has been made available to shareholders prior to the meeting and that the directors be and are hereby authorized to take all such actions with reference to the 2017 ESPP as may be necessary to ensure the adoption and operation of the 2017 ESPP.”
Vote Required and Board Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this proposal. As this proposal is not considered a “routine item,” if you are a registered holder of ordinary shares, your bank, broker or other nominee cannot vote your shares without receiving your voting instructions. Abstentions and broker non-votes will neither count for nor against the proposal.
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AVADEL PHARMACEUTICALS PLC 2017 EMPLOYEE SHARE PURCHASE PLAN.

CHANGES IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
FOR SEC REPORTING PURPOSES

Background
The following disclosures pertain to changes in independent registered public accounting firms for SEC reporting purposes which were effected during 2016 by our predecessor Flamel Technologies S.A., a French société anonyme (“Flamel”).  For SEC reporting purposes (and as further described below), Avadel is the successor issuer to Flamel.  Therefore, unless the context otherwise requires, for purposes of the following disclosures the pronouns “we,” “us” and similar terms generally refer to Flamel when describing events occurring or circumstances existing prior to the completion of the “Merger” (as described below).
  As previously disclosed, Avadel is the successor to Flamel as the result of the merger of Flamel with and into Avadel which was completed at 11:59:59 p.m., Central Europe Time, on December 31, 2016 (the “Merger”). Immediately prior to the Merger, Avadel was a wholly owned subsidiary of Flamel.  As a result of the Merger, (i) Flamel ceased to exist as a separate entity and Avadel continued as the surviving entity and assumed all of the assets and liabilities of Flamel as of the time the Merger was consummated; (ii) each of Flamel’s outstanding ordinary shares was cancelled and exchanged for one (1) newly issued Avadel ordinary share and (iii) each outstanding ADS representing a Flamel ordinary share was cancelled and exchanged one (1) ADS representing one (1) Avadel ordinary share.
Thus, the Merger changed the jurisdiction of our incorporation from France to Ireland, and an ordinary share of Avadel held (either directly or represented by an ADS) immediately after the Merger continued to represent the same proportional equity interest owned by the holder of a share of Flamel immediately prior to the Merger.
Declination of PricewaterhouseCoopers Audit and Engagement of PricewaterhouseCoopers LLP
On April 15, 2016, PricewaterhouseCoopers Audit (“PwC-France”), informed us that PwC-France declined to stand for reappointment as the Company’s independent registered public accounting firm for SEC reporting purposes. Also, on April 15, 2016, we engaged PricewaterhouseCoopers LLP (“PwC-U.S.”) as the Company’s independent registered public accounting firm for SEC reporting purposes for the fiscal year ending December 31, 2016.
During the fiscal year ended December 31, 2015 and the subsequent period prior to April 15, 2016 (the date on which PwC-France declined to stand for reappointment), there were no disagreements with PwC-France on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC-France, would have caused such firm to make reference to the subject matter of the disagreements in its reports on our financial statements for any applicable period.
During the fiscal year ended December 31, 2015 and the subsequent period prior to April 15, 2016 (the date on which PwC-France declined to stand for reappointment), there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as follows. In Item 9A of Company’s annual report on Form 10-K for the year ended December 31, 2015 as filed with the SEC on March 15, 2016 (the “2015 Form 10-K”), management of the Company reported on its evaluation of the effectiveness of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934) as of December 31, 2015. The 2015 Form 10-K stated that, based on such evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company did not maintain effective internal control over financial reporting as of December 31, 2015, based on criteria in Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. Such conclusion was based on material weaknesses in the Company’s internal control over financial reporting as of December 31, 2015 which are described as follows: (a) lack of sufficient personnel; (b) ineffective controls over segregation of duties and restricted access for processes, including an assessment of incompatible management responsibilities relating to (i) the review, approval and documentation related to journal entries in the U.S.; (ii) the review, approval, and ongoing maintenance of third party vendor contracts and vendor payments; (iii) the cash payment process in the U.S.; and (iv) the U.S. payroll process; (c) lack of effective controls over the review and approval of product prices, the review and accounting for rebate arrangements under customer contracts and the use of service providers in the revenue process; (d) lack of effective controls related to quarterly and year-end income tax accounting; (e) lack of effective controls over certain information technology used in the preparation of the financial statements; (f) lack of effective controls over the financial close process; and (g) lack of an internal audit function sufficient to monitor control activities. More detailed descriptions of these material weaknesses were set forth in Item 9A of the 2015 Form 10-K.
The audit report of PwC-France included in the 2015 Form 10-K with respect to the Company’s internal control over financial reporting opined that the Company did not maintain effective internal control over financial reporting as of December 31, 2015; however, the audit report of PwC-France included in the 2015 Form 10-K with respect to the Company’s financial statements and financial statement schedule expressed an unqualified opinion on such consolidated financial statements and financial statement schedule.
The material weaknesses identified by management and described in the 2015 Form 10-K were discussed by the Company’s management and the Audit Committee with PwC-France. The Audit Committee authorized PwC-France to respond fully to the inquiries of the successor independent registered public accounting firm concerning all matters related to any audit work performed by PwC-France, including the material weaknesses referred to above.
During the fiscal year ended December 31, 2015 and the subsequent period prior to April 15, 2016 (the date of engagement of PwC-U.S.), neither the Company nor anyone on its behalf consulted PwC-U.S. regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that PwC-U.S. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Dismissal of PricewaterhouseCoopers LLP and Engagement of Deloitte & Touche LLP
On June 14, 2016, we dismissed PwC-U.S. as the Company’s independent registered public accounting firm for SEC reporting purposes. The decision to dismiss PwC-U.S. as the Company’s independent registered public accounting firm was approved by both the Company’s Audit Committee and the Company’s Board of Directors. Also, on June 14, 2016, we engaged Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for SEC reporting purposes for the fiscal year ending December 31, 2016.
Because PwC-U.S. had been engaged as the Company’s independent registered public accounting firm on April 15, 2016, such firm did not issue a report on the financial statements of the Company for any fiscal year prior to such date. During the period since April 15, 2016 (the date on which PwC-U.S. was engaged as the Company’s independent registered public accounting firm) through June 14, 2016 (the date of dismissal of PwC-U.S.), there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as follows. In Part I, Item 4 of the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2016, as filed with the SEC on May 10, 2016 (the “First Quarter 2016 Form 10-Q”), management of the Company reported on its evaluation of the effectiveness of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934) as of March 31, 2016, the end of the period covered by the First Quarter 2016 Form 10-Q. The First Quarter 2016 Form 10-Q stated that, based on such evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that, as of March 31, 2016, the Company’s disclosure controls and procedures were not effective because the material weaknesses in the Company’s internal control over financial reporting described above under the caption“– Changes in Independent Registered Public Accounting Firms for SEC Reporting Purposes – Declination of PricewaterhouseCoopers Audit and Engagement of PricewaterhouseCoopers LLP” continued to exist as of March 31, 2016. More detailed descriptions of these material weaknesses were set forth in Item 9A of the 2015 Form 10-K.
During the fiscal year ended December 31, 2015 and the subsequent period prior to June 14, 2016 (the date of dismissal of PwC-U.S.), there were no disagreements with PwC-U.S. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC-U.S., would have caused such firm to make reference to the subject matter of the disagreements in its reports on our financial statements for any applicable period.
The material weaknesses identified by management and described in the 2015 Form 10-K and referenced in the First Quarter Form 2016 10-Q were discussed by the Company’s management and the Audit Committee with PwC-U.S. The Audit Committee authorized PwC-U.S. to respond fully to the inquiries of the successor independent registered public accounting firm concerning all matters related to any audit work performed by PwC-U.S., including the material weaknesses referred to above.
During the fiscal year ended December 31, 2015 and the interim period of 2016 prior to June 14, 2016 (the date of engagement of Deloitte), neither the Company nor anyone on its behalf consulted Deloitte regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Please see the discussion of the proposal for shareholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 elsewhere in this proxy statement under the caption “Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm.”

Remediation Plan and Status
Remediation Steps. During 2015 and 2016 we identified and implemented actions to improve the effectiveness of our internal control over financial reporting and disclosure controls and procedures. These actions included, without limitation, adding to our finance staff and enhancing our training with respect to financial reporting and disclosure responsibilities. In this connection, we hired a Chief Financial Officer, Chief Accounting officer and a Senior Tax Director, all of whom have the appropriate experience, certification, education, and training in financial reporting and accounting. To assist in mitigating some of the segregation of duties weaknesses, implemented a new information technology system in 2016 which employs a more robust and effective set of general computer and access controls. We reviewed our remediation plans with our audit committee during 2016 and provided the audit committee with periodic updates of our progress in these remediation measures. Our remediation efforts are under the direction of our Senior Vice President and Chief Financial Officer, who was hired in November 2015, with the assistance of our Chief Accounting Officer, who was hired in December 2015. Further, our Board recognizes the critical importance of a sound internal control structure and has directed senior management to ensure that a proper, consistent tone is communicated throughout the organization, which emphasizes the expectation that any deficiencies in the effectiveness of our internal control over financial reporting and disclosure controls and procedures will be rectified through implementation of more effective processes and controls. To assist management in this regard, during 2016 the Company engaged a nationally recognized consulting firm to enhance existing documentation and implement improvements or changes to the existing internal control structure.
Continuation of Certain Previously Reported Material Weaknesses. As reported in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 28, 2017, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of December 31, 2016 (the “December 2016 Evaluation”). The December 2016 Evaluation identified no material weaknesses other than those which were identified in our Annual Report on Form 10-K for 2015 and which are described above (the “previously reported material weaknesses”), and determined that certain of the previously reported material weaknesses had been remediated. However, our management determined, based on the December 2016 Evaluation, that our disclosure controls and procedures were not effective at the reasonable assurance level because certain of the previously reported material weaknesses had not been remediated as of December 31, 2016, as described below:

•
Personnel. As described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, management had identified a material weakness related to personnel in that we did not maintain a sufficient number of personnel with an appropriate level of knowledge, experience and training in internal control over financial reporting commensurate with our financial reporting requirements. In an effort to remediate the identified material weakness, we hired and trained additional personnel. As the result of management’s internal control design and operational assessments as of December 31, 2016, management noted additional time in role and training of our added personnel is needed for these personnel to have an impact on the system of internal control over financial reporting, in order to gain an appropriate level of knowledge to execute controls consistent with the risk assessment and the required level of precision for management review controls associated with the review of inputs used in the controls, key assumptions utilized in accounting estimates and accounting for significant non-routine and complex transactions.

•
Financial Close Process. As described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, management had identified a material weakness in our internal controls over financial reporting related to the financial close process. As the result of management’s internal control design and operational assessments as of December 31, 2016, management noted that we had identified control deficiencies within the Financial Close processes as the Company has not designed or maintained effective and precise controls over the data and assumptions utilized in accounting for non-routine and complex transactions.

•
Rebates and Expired Product Reserves. As described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, management had identified a material weakness in the revenue process specifically related to controls over the review and approval of product prices and subsequent changes to customer prices, the authorization, review and accounting for rebate arrangements included in customer contracts and the Company’s use of service providers in the revenue process. As the result of management’s internal control design and operational assessments as of December 31, 2016, we concluded additional time is necessary to ensure that controls regarding assumptions using historical data for the setting of rebate and expired product reserves are operating with an appropriate level of precision.

We believe that our remediation actions described above, together with any modifications thereto which we may determine to be appropriate and such further additional remedial steps we may identify during 2017, will ultimately be effective in remediating the material weaknesses which continued to exist as of December 31, 2016 as described above, and we will continue to devote significant time and attention to these remedial efforts. However, the material weaknesses cannot be considered remediated until the applicable remedial enhancements operate for a sufficient period of time and management has concluded, through testing, that our internal controls are operating effectively.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS
Solicitation of Proxies
The cost of the solicitation of proxies on behalf of Avadel Pharmaceuticals plc will be borne by the Company. In addition, the Company’s directors, officers and other employees may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending Company proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.
Shareholder Proposals for 2018 Meeting
Shareholders who wish to present a proposal to be included in our proxy statement for our 2018 annual general meeting of shareholders (the “2018 Meeting”) must submit the proposal to us no later than January 26, 2018, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. The Board, at the recommendation of the Nominating and Corporate Governance Committee, has established the same date (January 26, 2018) for shareholders to submit nominees for directors for inclusion in our proxy statement for our 2018 Meeting, and January 26, 2018 as the date for Shareholders to present other business at our Meeting of Shareholders without inclusion in our proxy statement for such meeting. All such proposals must be sent in writing to our Corporate Secretary at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland.
All proposals submitted by holders of ordinary shares are reviewed by the Corporate Governance Committee or the Nominating Committee and by the Board.
An ADS holder does not have a right to present proposals for shareholders approval at the Meeting. To submit proposals at the Meeting, an ADS holder must convert the ADSs into ordinary shares by contacting the Depositary and complying with the rules describe above.
Eligibility to Submit a Proposal: Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.
Annual Report on Form 10-K and 10-K/A
We will provide without charge to each shareholder, on the written request of any such person, a copy of our Annual Report on Form 10-K and 10-K/A for the year ended December 31, 2016. Requests should be directed to Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland, Attention: Investor Relations. Our Annual Report on Form 10-K and 10-K/A also may be accessed through our website at www.Avadel.com. A list of exhibits to the Annual Report on Form 10-K and 10-K/A will be included in the copy of the Annual Report on Form 10-K and 10-K/A. Any of the exhibits may be obtained at the SEC’s website, www.sec.gov, or by written request to the above address.
Beneficial Owners
Unless we have received contrary instructions, we may send a single copy of our proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.
If you would like to receive your own set of our annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions.
If your shares are registered in your own name, please contact the Company at our registered office at Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland, Attention: Investor Relations, to inform the Company of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER MATTERS
The Board is not aware of any other matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

Dublin, Ireland
May 1, 2017

ANNEX A

AVADEL PHARMACEUTICALS PLC
2017 OMNIBUS INCENTIVE COMPENSATION PLAN
Article 1
Effective Date, Objectives and Duration
1.1Effective Date of the Plan. Avadel Pharmaceuticals Public Limited Company, an Irish public limited company (the “Company”), has adopted the 2017 Omnibus Incentive Compensation Plan (the “Plan”) on March 7, 2017 (the “Effective Date”), subject to approval by the shareholders of the Company within twelve (12) months after the Effective Date. The terms of the Plan are set forth herein. Awards other than Restricted Stock, Performance Shares and Bonus Shares may be granted under the Plan after the Effective Date; but, no Award may become vested, exercisable or payable or Shares issued unless and until the Plan is approved by the shareholders of the Company. Restricted Stock, Performance Shares and Bonus Shares may only be granted under the Plan after the shareholders of the Company approve the Plan.
1.2Objectives of the Plan. The Plan is intended (a) to allow selected employees, officers and Non-Employee Directors of and consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers, Non-Employee Directors and consultants and retaining existing employees, officers, Non-Employee Directors and consultants, (b) to provide annual cash incentive compensation opportunities that are competitive with those of peer corporations, (c) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (d) to provide Grantees with an incentive for excellence in individual performance, (e) to promote teamwork among employees, officers, consultants and Non-Employee Directors, and (f) to attract and retain highly qualified persons to serve as employees, officers, Non-Employee Directors and consultants and to promote ownership by such employees, officers, Non-Employee Directors and consultants of a greater proprietary interest in the Company, thereby aligning such employees’, officers’, Non-Employee Directors’ and consultants’ interests more closely with the interests of the Company’s shareholders.
1.3Duration of the Plan. The Plan shall commence on the date of adoption of the Plan by the Board of Directors of the Company (the “Board”) (the “Effective Date”) and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier of 11:59 p.m. (EST) on March 6, 2027, or the date all Shares subject to the Plan shall have been issued and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.
Article 2
Definitions
Whenever used in the Plan, the following terms shall have the meanings set forth below:
2.1“ADS” means an American Depositary Share representing one ordinary share of the Company, nominal value $0.01 per share, registered with the SEC and listed for trading on Nasdaq under the trading symbol “AVDL”; an ADS may be represented by a physical certificate referred to as an American Depositary Receipt, or “ADR.”
2.2“Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) shares or stock possessing more than fifty percent (50%) of the total combined voting power of all classes of shares or stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of shares or stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity. Affiliate includes any corporation or other entity that becomes such on or after the Effective Date.
2.3“Applicable Law” means the laws of Ireland applicable to the Company, any legal or regulatory requirement relating to the Plan, Awards and/or Shares under applicable U.S. federal, state and local laws, the requirements of Nasdaq and any other stock exchange or automated quotation system upon which the Shares are listed, the Code, and the applicable laws, rules, regulations and requirements of any other country or jurisdiction (in addition to Ireland as provided above) where Awards are or are to be granted, exercised, vested or be settled, as such laws, rules, regulations and requirements shall be in place from time to time;

2.4“Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares, Cash Incentive Awards or Other Stock-Based Awards granted under the Plan.
2.5“Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including in either case any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.
2.6“Board” means the Board of Directors of the Company.
2.7“Bonus Shares” means Shares that are awarded to a Grantee with or without cost (save in all events for payment by the Grantee in cash of the nominal value per Share if required by Applicable Law) and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.
2.8“Cash Incentive Award” means an Award granted under Article 15 of the Plan.
2.9“Cause” shall mean a termination of a Participant’s service to the Company or any of its Subsidiaries due to (i) the continued failure by such Participant, after written notice, to substantially perform his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by such Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, (A) the disclosure of material secret or confidential information of the Company or any of its Subsidiaries, (B) the potential debarment of the Company or any of its Subsidiaries by the U.S. Food and Drug Administration or any successor agency (the “FDA”), or (C) the possibility that the registration of the Company or any of its Subsidiaries with the U.S. Drug Enforcement Administration or any successor agency (the “DEA”) could be revoked or an application with the DEA could be denied, (iii) the potential debarment of such Participant by the FDA, or (iv) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company, Cause shall have the meaning set forth in such employment agreement.
2.10“CEO” means the Chief Executive Officer of the Company.
2.11“Change in Control” shall be deemed to have occurred upon the first occurrence of an event set forth in any one of the following paragraphs:
(a)any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or
(b)the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or
(c)there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-domestication or re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or
(d)the complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under Chapter 1 of Part 9 of the Companies Act, (B) an acquisition pursuant to Chapter 2 of Part 9 of the Companies Act, or (C) a merger pursuant to the European Communities (Cross-Border Mergers) Regulations 2008. Notwithstanding the foregoing, in the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, there shall not be a Change in Control unless there is a change in the ownership or effective control of the Company, or in a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code where necessary for such Award to comply with Section 409A of the Code.
2.12“Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.
2.13“Companies Act” means the Ireland Companies Act 2014.
2.14“Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).
2.15“Compensation Committee” means the compensation committee of the Board.
2.16“Corporate Transaction” has the meaning set forth in Section 4.2(b).
2.17“Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for U.S. federal income tax purposes, is a “covered employee,” within the meaning of Code Section 162(m), with respect to the Company.
2.18“Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.
2.19“Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:
(a)Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and
(b)In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A where necessary for such Award to comply with Section 409A of the Code. For purpose of Code Section 409A, a Grantee will be considered Disabled if:
(i)the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or
(ii)the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.
2.20“Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.
2.21“Effective Date” has the meaning set forth in Section 1.1.
2.22“Eligible Person” means any employee (including any officer) of, or non-employee consultant to, or Non-Employee Director of, the Company or any Affiliate, or potential employee (including a potential officer) of, or potential non-employee consultant to, the Company or an Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Solely for purposes of Section 5.6(b), current or former employees or Non-Employee Directors of, or non-employee consultants to, an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.
2.23“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.
2.24“Exercise Price” means (a) with respect to an Option, the price at which a Share may be subscribed for or purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.
2.25“Fair Market Value” means a price that is based on the closing price of a Share (represented by ADSs) reported on Nasdaq, or if not Nasdaq, on the established stock exchange which is the principal exchange upon which the Shares or ADSs are traded on the applicable date or, if the Shares are not traded on such date, the immediately preceding trading day. Unless the Committee determines otherwise, if the Shares or ADSs are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share or ADS on the applicable date, or if no such trades were made that day then the most recent date on which Shares or ADSs were publicly traded. In the event Shares or ADSs are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B). The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Participant.
2.26“FICA” has the meaning set forth in Section 18.1(a).
2.27“Forfeiture” means, in relation to Restricted Shares, the compulsory transfer of Restricted Shares by the Grantee, in accordance with and on and subject to the terms set out in the Award Agreement to one of the following, at the election of the Company; the Company, subject to Applicable Law and the Constitution of the Company, an employee benefit trust established by the Company, or a third party nominated by the Company. “Forfeiture” means, in relation to any other Award, the termination of the Award without the Award becoming vested, exercisable or payable. “Forfeitable,” “Forfeited” and “non-Forfeitable” shall be construed accordingly;
2.28“Forfeiture Transferee” means the person to which or whom Restricted Shares are transferred pursuant to Forfeiture;
2.29“Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.
2.30“Grantee” means a person who has been granted an Award.
2.31“Immediate Family” has the meaning set forth in Section 5.4(c).
2.32“Incentive Committee” has the meaning set forth in Section 3.1(a).
2.33“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.
2.34“including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.
2.35“Irish Takeover Rules” means the takeover rules made from time to time by the Irish Takeover Panel under the powers granted to it by the Irish Takeover Panel Act 1997.
2.36“Management Committee” has the meaning set forth in Section 3.1(b).
2.37“Nasdaq” means the Nasdaq Global Market.
2.38“Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.
2.39“Option” means an option granted under Article 6 of the Plan.
2.40“Ordinary Share” means an Ordinary Share, par value $0.01, in the capital of the Company.

2.41“Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.
2.42“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder). Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.
2.43“Performance Measures” has the meaning set forth in Section 4.4.
2.44“Performance Period” means the time period during which performance goals must be met.
2.45“Performance Share” and “Performance Unit” mean an Award granted as a Performance Share or Performance Unit under Article 9.
2.46“Period of Restriction” means the period during which Restricted Shares are subject to Forfeiture if the conditions specified in the Award Agreement are not satisfied.
2.47“Permitted Transferee” has the meaning set forth in Section 5.4(c).
2.48“Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.
2.49“Personal Data” has the meaning assigned to that term in Section 2 of Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data;
2.50“Plan” means this Avadel Pharmaceuticals PLC 2017 Omnibus Incentive Compensation Plan, in its current form or as hereafter amended.
2.51“QDRO” has the meaning set forth in Section 5.4(a).
2.52“Restricted Shares” means Shares issued under Article 8 that are both subject to Forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.
2.53“Restricted Stock Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights, and subject always to the Grantee paying the nominal value in cash for each such Share;
2.54“Returned Shares” has the meaning set forth in Section 4.1.
2.55“Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.
2.56“SEC” means the United States Securities and Exchange Commission, or any successor thereto.
2.57“Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.
2.58“Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.
2.59“Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provides services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).
2.60“Share” means an Ordinary Share, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof; unless the context otherwise requires, references herein to “Shares” shall include references to ADSs.
2.61“Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.
2.62“Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns shares or stock possessing 50% or more of the total combined voting power of all classes of shares or stock in one of the other corporations in such chain.
2.63“Substitute Awards” has the meaning set forth in Section 5.6(b).
2.64“Surviving Company” means the surviving corporation in any merger or consolidation, involving the Company, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a sale of substantially all of the outstanding shares or stock of the Company.
2.65“Tax Date” has the meaning set forth in Section 18.1(a).
2.66“Tendered Restricted Shares” has the meaning set forth in Section 6.5.
2.67“Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.
2.68“Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Affiliate in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company; provided, however, that if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.
Article 3
Administration
3.1Committee.
(a)Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.
(b)The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.
(c)Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee

Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3 or meet the Performance-Based Exception, “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.
3.2Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:
(a)to determine when, to whom and in what types and amounts Awards should be granted;
(b)to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);
(c)to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;
(d)to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;
(e)to determine the Term of any Option or SAR;
(f)to determine the amount that a Grantee shall pay for Restricted Shares, which shall be no less than the nominal value per Restricted Share if required by Applicable Law, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be Forfeited and whether such shares shall be held in escrow;
(g)to determine whether, to what extent and under what circumstances, subject to Applicable Law and the Company’s Constitution, an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;
(h)to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);
(i)subject to Section 3.3 below, to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;
(j)to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;
(k)to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;
(l)to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;
(m)to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new Applicable Law or change in an existing Applicable Law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;
(n)subject to Section 3.3, to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;
(o)to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;
(p)to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in Applicable Laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply, unless permitted under Section 162(m) of the Code and the Performance-Based Exception;
(q)adopt rules and/or procedures (including the adoption of any subplan under the Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures;
(r)to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan;
(s)to determine whether any Award shall pertain to Shares or ADSs; and
(t)to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.
Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and shareholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)). The Committee may revoke or amend the terms of any delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan and the Committee's prior delegation.
The Company shall bear all expenses of administering the Plan. The Company shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such person if (i) applicable law or the Company's governing documents prohibit such indemnification or (ii) such person did not act in good faith and in a manner that such person believed to be consistent with the Plan or (iii) such person's conduct constituted gross negligence or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's governing documents, as a matter of law or otherwise, or under any other power that the Company may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.
Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which Participants are located, or in order to comply with the requirements of any foreign stock exchange, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Participants outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws or listing requirements of any such foreign stock exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Article 4; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other securities law or governing statute or any other Applicable Law.
3.3No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without shareholder approval; provided, however, that the restrictions set forth in this Section 3.3 shall not apply to any adjustment allowed under to Section
Article 4
Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance
4.1Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be 4,000,000 including Shares delivered pursuant to the exercise of Incentive Stock Options granted hereunder.
If any Award terminates without the delivery of Shares, whether by lapse, forfeiture, cancellation or otherwise, the Shares subject to such Award, to the extent of any such termination, shall again be available for grant under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. Subject to Applicable Law, if any Shares subject to an Award granted hereunder are Forfeited or withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options or the purchase of any Awards granted hereunder. Upon settlement of any SAR, the greater of (i) the number of Shares underlying the portion of the SAR that is exercised or (ii) the number of Shares actually issued on exercise will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan.
Shares may be allotted and issued pursuant to the Plan from the Company’s authorized but unissued share capital, or the reissue of treasury Shares.
Unless otherwise determined by the Committee, all Shares allotted pursuant to this Plan shall rank pari passu from the date of allotment with all other Ordinary Shares in issue as regard all voting and distribution rights notwithstanding that such Shares may not be fully paid at the date of allotment.
All Awards are made of the basis that any scheme of arrangement to be sanctioned under Chapter 1 of Part 9 of the Companies Act shall be binding on the Participants without such Participants having to approve such scheme in a separate meeting from the holders of the Ordinary Shares.
4.2Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control.
(a)Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (excluding any ordinary dividend or distribution) (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any Award of Restricted Stock Units, Deferred Stock or other outstanding Share-based Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR (determined as if such Option or SAR was an Incentive Stock Option) to violate Section 424(a) of the Code or with respect to any Awards to the extent such adjustment would subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
(b)Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the shares or stock of the Company, including by way of a court sanctioned compromise or scheme of arrangement or a merger pursuant to the European Communities (Cross-Border Mergers) Regulations 2008 that results in a Change in Control (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee in its discretion accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash and/or in securities and/or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the amount payable per Share in the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.
(c)Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.
(d)Deferred Compensation and Awards Intended to Comply With the Performance-Based Exception. Notwithstanding the forgoing provisions of this Section 4.2,
i.if an Award (other than an Option or SAR) is intended to comply with the Performance-Based Exception, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c) until the earlier (i) the consummation of a change of control of the Company (as determined by the Committee in its sole discretion) or (ii) the attainment of the Performance Measure(s) upon which the Award is conditioned as certified by the Committee; and
ii.if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5).
4.3Compliance with Section 162(m) of the Code.
(a)Section 162(m) Compliance. To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, this Section 4.3(a) shall apply. Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes is likely to be a Covered Employee at the time such Award is settled shall comply with the requirements of the Performance-Based

Exception; provided, however, that to the extent Code Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.
(b)Annual Individual Limitations. Except as provided in Section 5.6(b), for Awards that are intended to comply with the requirements of the Performance-Based Exception, no Grantee may be granted Awards denoted in Shares as of the date of grant (regardless of whether the Awards will be settled in Shares, cash or other property) with respect to more than 1,500,000 Shares (twice that limit for Awards that are granted to an Eligible Person in the calendar year in which the Eligible Person first commences employment or service) (based on the highest level of performance resulting in the maximum payout) in a single calendar year, subject to adjustment as provided in Section 4.2(a). Except as provided in Section 5.6(b), for Awards that are intended to comply with the requirements of the Performance-Based Exception, no Grantee may be granted Awards denoted in cash or other property (with the property valued as of the date of grant of the Award) ( regardless of whether the Awards will be settled in Shares, cash or other property) with respect to more than $5,000,000 (twice that limit for Awards that are granted to an Eligible Person in the calendar year in which the Eligible Person first commences employment or service) (based on the highest level of performance resulting in the maximum payout) for all such Awards in any single calendar year. Such annual limitations apply to Dividend Equivalents under Article 11 only if such Dividend Equivalents are granted separately from and not as a feature of another Award (even if that feature is treated as a separate award for other purposes, including Section 409A of the Code).
4.4Performance-Based Exception Under Section 162(m). Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section 4.4 for Awards (other than Options or SARs) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following: the attainment by a Share of a specified Fair Market Value for a specified period of time or within a specified period of time; earnings per Share; earnings per Share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. Any applicable Performance Measure may be applied on a pre- or post-tax basis. The Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices). For Awards intended to comply with the Performance-Based Exception, (i) the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code and no later than 90 days after the commencement of the period of service to which the Awards intended to comply with the Performance-Based Exception relate (but in no event after 25 percent of the period of service has elapsed), (ii) the Performance Measures may not include solely the mere continued employment or service of the Participant, but (iii) the Award may be contingent upon the Participant's continued employment or service in addition to the Performance Measures..
If the Committee, on the date of grant, prescribes that an Award shall become exercisable, nonforfeitable and transferable or earned and payable only upon the attainment of any of the above Performance Measures, the Award shall become exercisable, nonforfeitable and transferable or earned and payable only to the extent that the Committee certifies in writing that such conditions have been achieved. An Award will not satisfy the requirements of the Performance-Based Exception if the facts and circumstances indicate the Award will become exercisable, nonforfeitable and transferable or earned and payable regardless of whether the

Performance Measures are attained. However, an Award does not fail to meet the requirements of the Performance-Based Exception merely because the Award would become exercisable, nonforfeitable and transferable or earned and payable upon the Participant's death or disability or upon a Change in Control, although an Award that actually becomes exercisable, nonforfeitable and transferable or earned and payable on account of those events prior to the attainment of the Performance Measures would not satisfy the Performance-Based Exception. In determining if the performance conditions have been achieved, the Committee may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Committee also may adjust the performance targets in the event of any (i) unanticipated asset write-downs or impairment charges, (ii) litigation or claim judgments or settlements thereof, (iii) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (iv) accruals for reorganization or restructuring programs, or extraordinary non-reoccurring items. To the extent any such adjustments affect Awards, the intent is that they shall be in a form that allows the Award to continue to meet the requirements of the Performance-Based Exception.
The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception) be adjusted upward unless permitted by Section 162(m) of the Code under the Performance-Based Exception (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.
In the event that Applicable Laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.
Article 5
Eligibility and General Conditions of Awards
5.1Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion. No Award may be granted at a time when such grant would constitute a breach of Applicable Law or, in the opinion of the Committee, would or may result in the Eligible Person and/or any other parties being obligated under the Irish Takeover Rules to make a general offer to all shareholders of the Company.
5.2Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement and, unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consented to, all provisions of the Plan and the Agreement.
5.3General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 16.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture or transfer, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Awards may be granted for no consideration other than prior and future services save that in no event will Shares the subject to Award be allotted and issued unless the nominal value per Share is paid in cash, save to the extent permitted by Applicable Law and the Company’s Constitution. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company. Other than Awards excluded from these minimum requirements as set forth below, (i) no Award or any portion thereof may be granted that will be eligible to vest earlier than 12 months from the date of grant of the Award and/or have a performance period of less than 12 months, subject to Section 4.2 above, and (ii) any Award whose vesting relates exclusively to the passage of time and continued employment or other service shall have a vesting period of not less than 36 months, with no more than thirty-three and one-third percent (33-1/3%) of the Award vesting every 12 months from the date of the Award, subject to Section 4.2 above. Notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 5% of the Shares available pursuant to Article 4 may be granted under the Plan without regard to such minimum requirements. Additionally, no dividends or Dividend Equivalents shall be paid with respect to any Awards that do not become vested, non-forfeitable or payable under the Plan.
5.4Nontransferability of Awards.
(a)Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
(b)No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company or other Forfeiture Transferee) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(c)Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Awards (other than Incentive Stock Options and corresponding Awards) may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, any person sharing the Grantee’s household (other than a tenant or employee), children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Award may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.
(d)Nothing herein shall be construed as requiring the Company or any Affiliate to honor a QDRO except to the extent required under Applicable Law.
5.5Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised or other Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.
5.6Stand-Alone, Tandem and Substitute Awards.
(a)Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code; provided further that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.
(b)The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for share or stock and share or stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or shares or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).
5.7Compliance with Rule 16b-3. The provisions of this Section 5.7 will apply to Awards as applicable.
(a)Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.
(b)Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.
(c)Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.
5.8Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 17 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.
Article 6
Stock Options
6.1Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.
6.2Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine. No Option shall have a term of more than 10 years after its Grant Date, subject to earlier termination as provided herein or in the applicable Award Agreement. No Option may be exercised at a time when such exercise and/or the issuance of Shares pursuant to such exercise would be in breach of Applicable Law or, in the opinion of the Committee, would or may result in the Eligible Person and/or any other parties being obligated under the Irish Takeover Rules to make a general offer to all shareholders of the Company. No dividend rights or Dividend Equivalents may be granted in conjunction with any grant of Options.

6.3Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date and in no event will be less than the nominal value per Share.
6.4Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:
(a)shall be granted only to an employee of the Company or a Subsidiary Corporation;
(b)shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;
(c)shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) after its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;
(d)shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);
(e)shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;
(f)shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;
(g)shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and
(h)shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.
Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.
6.5Payment of Exercise Price. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:
(a)cash, personal check, cash equivalent or wire transfer;
(b)subject to Applicable Law and the Company’s Constitution and with the approval of the Committee, by delivery of Ordinary Shares owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

(c)subject to Applicable Law and the Company’s Constitution and with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at the their Fair Market Value on the date of exercise;
(d)subject to Applicable Law and the Company’s Constitution and with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or
(e)subject to Applicable Law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.
The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.
Article 7
Stock Appreciation Rights
7.1Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate. No dividend rights or Dividend Equivalents may be granted in conjunction with any grant of SARs.
7.2Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.
7.3SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.
7.4Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by
(b)The number of Shares with respect to which the SAR is exercised.
SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.
7.5Grant Limitations. The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee’s sole discretion, are necessary or desirable in order for Grantees to qualify for an exemption from Section 16(b) of the Exchange Act.
Article 8
Restricted Shares
8.1Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.
8.2Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the

Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under Applicable Law; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”
8.3Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares provided that it shall be no less than the nominal value per Restricted Share.
8.4Effect of Forfeiture. If Restricted Shares are Forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Forfeiture Transferee at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such Forfeiture. The Forfeiture Transferee shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the Forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.
8.5Voting and Dividend Equivalent Rights Attributable to Restricted Shares. A Grantee awarded Restricted Shares will have all voting rights with respect to such Restricted Shares. Unless the Committee determines and sets forth in the Award Agreement that Grantee will not be entitled to receive any dividends with respect to such Restricted Shares, a Grantee will have the right to receive all dividends in respect of such Restricted Shares, which dividends shall be deemed reinvested in additional shares of Restricted Shares, which shall remain subject to the same forfeiture conditions applicable to the Restricted Shares to which such dividends relate, or paid in cash if and at the time the Restricted Shares are no longer subject to forfeiture, as the Committee shall set forth in the Award Agreement. No dividends shall be paid with respect to Restricted Shares that are Forfeited.
8.6Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares, if certificated, (x) shall be held (together with a stock transfer form executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become non-Forfeitable or are Forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.
Article 9
Performance Units and Performance Shares
9.1Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
9.2Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.
(a)Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.
(b)Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.
9.3Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.
At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement provided that if is to be in Shares, issuance of the Shares shall be subject to payment by the Grantee in cash of the nominal value for each Share so issued.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.
Unless the Committee determines and sets forth in the Award Agreement that Grantee will not be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares, a Grantee shall have the right to vote the Shares in respect of such Performance Shares and the right to receive any dividends or Dividend Equivalents in respect of such Performance Units and Performance Shares, which dividends and Dividend Equivalents shall be deemed reinvested in additional Shares of Performance Units or Performance Shares, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Performance Units or Performance Shares to which such dividends and Dividend Equivalents relate, or paid in cash if and at the time the Performance Units or Performance Shares are no longer subject to forfeiture and become payable, as the Committee shall set forth in the Award Agreement. No dividends or Dividend equivalents may be paid on Performance Units or Performance Shares that are Forfeited.
Article 10
Deferred Stock and Restricted Stock Units
10.1Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 17 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.
10.2Vesting and Delivery.
(a)Delivery With Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”
(b)Delivery With Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”
10.3Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless the Committee determines and sets forth in the Award Agreement that Grantee will not be entitled to receive any such Dividend Equivalents with respect to such Deferred Stock or Restricted Stock Units, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be either deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate, or paid in cash if and at the time the Deferred Stock or Restricted Stock Units are no longer subject to forfeiture, as the Committee shall set forth in the Award Agreement. No Dividend Equivalents may be paid on Deferred Stock or Restricted Stock Units that are Forfeited.

Article 11
Dividend Equivalents
The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards; provided, however, that no Dividend Equivalents may be granted in conjunction with any grant of Options or SARs, and no Dividend Equivalents granted in connection with any other Awards may be paid if the related Awards are Forfeited. The Committee may provide that Dividend Equivalents not paid in connection with an Award shall either be (i) paid or distributed in cash when the Dividend Equivalents become vested and nonforfeitable or (ii) be deemed to have been reinvested in additional Shares or additional Awards.
Article 12
Bonus Shares
Subject to the terms of the Plan, including without limitation the repricing restrictions set forth in Section 3.3 and the minimum requirements set forth in Section 5.3, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.
Article 13
Other Stock-Based Awards
The Committee is authorized, subject to limitations under Applicable Law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.
Article 14
Non-Employee Director Awards
Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards during any single calendar year that, taken together with any cash fees paid to such Non-Employee Director during such calendar year, exceeds $675,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial accounting purposes). Notwithstanding the foregoing, the Board may make exceptions to the foregoing limit (up to twice such limit) for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Non-Employee Directors, as the Committee may determine, provided that the Non-Employee Director receiving such Awards may not participate in the decision to make such Awards.
Article 15
Cash Incentive Awards
15.1Cash Incentive Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash Incentive Awards to any Eligible Person in such amounts and upon such terms, including the achievement of specific performance goals during the Performance Period, as the Committee may determine. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. An Eligible Person may have more than one Cash Incentive Award outstanding at any time. For instance, the Committee may grant an Eligible Person one Cash Incentive Award with a calendar year or fiscal year Performance Period (an annual incentive bonus) and a separate Cash Incentive Award with a Performance Period that covers more than one calendar or fiscal year (a long-term cash incentive bonus).
15.2Value of Cash Incentive Awards. Each Cash Incentive Award shall specify a payment amount or payment range as determined by the Committee. The Committee shall establish performance goals applicable to each Cash Incentive

Award in its discretion and the amount that will be paid to the Grantee pursuant to such Cash Incentive Award if the applicable performance goals for the Performance Period are met.
15.3Payment of Cash Incentive Awards. Payment, if any, with respect to a Cash Incentive Award shall be made in cash in accordance with the terms of the Award Agreement; provided, however, that if the Award Agreement does not specify a payment date with respect to a Cash Incentive Award, payment of the Cash Incentive Award will be made no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company during which the Performance Period ends.
15.4Termination of Affiliation. The Committee shall determine the extent to which a Grantee shall have the right to receive Cash Incentive Awards following his or her Termination of Affiliation. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Grantee, but need not be uniform among all Cash Incentive Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
Article 16
Amendment, Modification, and Termination
16.1Amendment, Modification, and Termination. Subject to Section 16.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any Applicable Law, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to shareholders for approval.
16.2Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.
Article 17
Compliance with Code Section 409A
17.1Awards Subject to Code Section 409A. The provisions of this Article 17 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.
17.2Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:
(a)Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.
(b)Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.
(c)Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.
17.3Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:
(a)No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)Each subsequent Election related to a distribution upon separation from service, a specified time, or a change in control as defined in Section 17.4(e) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and
(c)No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.
17.4Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:
(a)Separation from Service;
(b)The date the Participant becomes Disabled (as defined in Section 2.14(b);
(c)The Participant’s death;
(d)A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 17.2 and/or 17.3, as applicable; or
(e)A change in control of the Company within the meaning of Treasury Regulation Section 1.409A-3(h)(5).
17.5Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.
17.6Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death or Disability.
17.7No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.
Article 18
Withholding
18.1Required Withholding.
a.The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes and local social insurance contributions and charges (including Universal Social Charge) by one or a combination of the following methods:
i.payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);
ii.delivering part or all of the amount to be withheld in the form of Ordinary Shares valued at its Fair Market Value on the Tax Date;
iii.requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or
iv.withholding from any compensation otherwise due to the Grantee.
The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law (unless withholding additional amounts will not result in adverse financial accounting consequences with respect to such Awards). An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.
b.Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a) (other than (a)(iii) above).
18.2Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.
Article 19
Additional Provisions
19.1Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.
19.2Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
19.3Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any Applicable Law or regulation.
19.4Securities Law Compliance.
(a)If the Committee deems it necessary to comply with any Applicable Law, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.
(b)If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any Applicable Law, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.
19.5Concert-Party Restrictions under the Irish Takeover Rules. In the event that any individual who is eligible to receive an Award or any Eligible Person is, or is presumed to be, a “person acting in concert” for the purposes of the Irish Takeover Rules, and the grant, exercise, vesting, settlement or any other action in relation to an Award to such individual or Eligible Person may, in the reasonable opinion of the Committee, result in the individual or Eligible Person and/or any person acting, or presumed to be acting, in concert with such individual or the Eligible Person becoming obliged under the Irish Takeover Rules to make an offer for the Company (“a Concert-Party Offer”), such grant, exercise, vesting, settlement or other action in relation to such individual or Participant shall not take effect unless the Company is in receipt of a confirmation, direction or ruling from the Irish Takeover Panel that satisfies the Board that such grant, exercise, vesting, settlement or other action would not result in an obligation to make a Concert-Party Offer. If the Committee determines that the exercise or settlement of any such Award by way of the issuance of Shares is not possible or desirable, it may determine that such Award shall be settled in cash, on such conditions as the Committee may determine.
19.6Data Protection. As a condition of the grant of an Award, a Grantee consents to the collection, retention, use, processing and transfer of his Personal Data by the Company, any Affiliate, any administrator of the Plan, the Company’s registrars, transfer agent, brokers and other agents (whether between themselves or to any third party and including transfer to countries outside the European Economic Area) for the purposes of implementing and operating the Plan.
19.7Awards Subject to Claw-Back Policies. Notwithstanding any provisions herein to the contrary, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.
19.8No Rights as a Shareholder. No Grantee shall have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.
19.9Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.
19.10Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.
19.11Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.
19.12Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.
19.13Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.
19.14Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.
19.15Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.
19.16Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.
19.17Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.
19.18Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.
19.19No Right to Continue in Service or Employment. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company. Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.
19.20Employee Status. If the terms of any Award provide that it may be exercised or paid only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service. For purposes of the Plan, employment and continued service shall be deemed to exist between the Participant and the Company and/or an Affiliate if, at the time of the determination, the Participant is a director, officer, employee, consultant or advisor of the Company or an Affiliate. A Participant on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of leave does not exceed three months (six months to the extent required by Section 409A of the Code), or, if longer, so long as the individual's right to re-employment with the Company or any of its Affiliates is guaranteed either by statute or by contract. If the period of leave exceeds three months (six months to the extent required by Section 409A of the Code), and the individual's right to re-employment is not guaranteed by statute or by contract, the employment shall be deemed to be terminated on the first day after the end of such three-month (six-month) period. Except as may otherwise be expressly provided in an Agreement, Awards granted to a director, officer, employee, consultant or adviser shall not be affected by any change in the status of the Participant so long as the Participant continues to be a director, officer, employee, consultant or advisor to the Company or any of its Affiliates (regardless of having changed from one to the other or having been transferred from one entity to another). The Participant’s employment or continued service shall not be considered interrupted in the event the Committee, in its discretion and as specified at or prior to such occurrence, determines there is no interruption in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or an Affiliate, except that if the Committee does not otherwise specify such at or such prior to such occurrence, the Participant will be deemed to have a termination of employment or continuous service to the extent the Affiliate that employs the Participant is no longer the Company or an entity that qualifies as an Affiliate.
19.21Miscellaneous.
(a)No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

(b)Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options or the settlement of an Award if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.
(c)Participants are and at all times shall remain subject to the securities trading policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.
(d)Notwithstanding any other provision of this Plan, (i) the Company shall not be obliged to issue any shares pursuant to an Award unless at least the par value of such newly issued share has been fully paid in advance in accordance with Applicable Law (which requirement may mean the holder of an Award is obliged to make such payment) and (ii) the Company shall not be obliged to issue or deliver any shares in satisfaction of Awards until all legal and regulatory requirements associated with such issue or delivery have been complied with to the satisfaction of the Committee.
(e)Awards shall be subject to any compensation recovery policy adopted by the Company from time to time, including, without limitation, policies adopted to comply with Applicable Law.
(f)By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority.
(g)Notwithstanding any other provision of the Plan or any Agreement to the contrary, a Participant shall forfeit any and all rights under an Award upon receipt of notice from the Company or an Affiliate that the Participant will incur a Termination of Affiliation by the Company or such Affiliate for Cause.

ANNEX B

AVADEL PHARMACEUTICALS PLC
2017 EMPLOYEE SHARE PURCHASE PLAN

1.	Purpose of the Plan
The purpose of the Plan is to give Eligible Employees of the Company and its Subsidiaries the ability to share in the Company’s future success. The Company expects that it will benefit from the added interest which such Eligible Employees will have in the welfare of the Company as a result of their increased equity interest in the Company. The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

2.	Definitions
The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)	Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)
ADS means an American Depositary Share representing one ordinary share of the Company, nominal value $0.01 per share, registered with the SEC and listed for trading on Nasdaq under the trading symbol “AVDL”; an ADS may be represented by a physical certificate referred to as an American Depositary Receipt, or “ADR.”

(c)	Beneficial Owner: A “beneficial owner”, as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(d)	Board: The Board of Directors of the Company.

(e)	Change in Control: Shall be deemed to have occurred upon the first occurrence of an event set forth in any one of the following paragraphs:

(i)
any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)
the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)
there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)
there is a complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under Chapter 1 of Part 9 of the Companies Act, (B) an acquisition pursuant to Chapter 2 of Part 9 of the Companies Act, or (C) a merger pursuant to the European Communities (Cross-Border Mergers) Regulations 2008.

(f)	Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(g)	Committee: The Compensation Committee of the Board.

(h)	Company: Avadel Pharmaceuticals PLC, a public limited company incorporated under the laws of Ireland with a registered number of 572535.

(i)	Companies Act: the Companies Act 2014 of Ireland.

(j)
Compensation: A Participant’s compensation as defined from time to time by the Committee in its sole discretion with respect to any Option or Offering Period. Except as otherwise defined by the Committee from time to time in its sole discretion, “Compensation” shall (i) include a Participant’s base salary or base hourly wage, in each case prior to reductions for pre-tax contributions made to a plan or salary reduction contributions to a plan excludable from income under Sections 125 or 402 (g) of the Code, and (ii) exclude commissions, overtime, shift pay, severance pay, bonuses, retirement income, change in control payments, contingent payments, income derived from share options, share appreciation rights and other equity-based compensation and other forms of special remuneration.

(k)	Effective Date: The date the Board and the shareholders of the Company approve the Plan.

(l)	Eligible Employee: An individual who is eligible to participate in the Plan pursuant to Section 5 of the Plan.

(m)
Fair Market Value: Means a price that is based on the closing price of a Share reported on Nasdaq, or if not Nasdaq, on the established stock exchange which is the principal exchange upon which the Shares or ADSs (as applicable) are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares or ADSs are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share or ADS on the applicable date, or if no such trades were made that day then the most recent date on which Shares or ADSs were publicly traded. In the event Shares or ADSs are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Section 423 of the Code and Treasury Regulation 1.409A-1(b)(5)(iv)(B).

(n)
Maximum Share Amount: Subject to applicable law, the maximum number of Shares that a Participant may purchase during the Offering Period, as determined by the Committee in its sole discretion. In the absence of any contrary specification by the Committee, the Maximum Share Amount shall be 3,000 Shares for each Offering Period.

(o)	Nasdaq: Means the Nasdaq Global Market.

(p)	Offering Date: The first date of an Offering Period.

(q)
Offering Period: A period of time established by the Committee from time to time not to exceed 27 months. The Offering Period may be evidenced by such documents as may be determined by the Committee in its sole discretion.

(r)	Option: A share option granted pursuant to Section 7 of the Plan.

(s)	Participant: An Eligible Employee who elects to participate in the Plan pursuant to Section 6 of the Plan.

(t)	Participating Subsidiary: A Subsidiary of the Company that is selected to participate in the Plan by the Committee in its sole discretion.

(u)
Payroll Deduction Account: An account to which payroll deductions of a Participant, or other payments made by a Participant to the extent provided by the Committee, are credited under Section 9(c) of the Plan.

(v)	Person: A “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(w)	Plan: The Avadel Pharmaceuticals PLC 2017 Employee Share Purchase Plan.

(x)	Plan Broker: A stock brokerage or other financial services firm designated by the Committee in its sole discretion.

(y)	Purchase Date: The last date of an Offering Period, or such earlier date as determined by the Committee in its sole discretion (subject to Section 21).

(z)	Purchase Price: The purchase price per Share, as determined pursuant to Section 8 of the Plan.

(aa)	Shares: Ordinary shares, par value $0.01 per Share, of the Company; unless the context otherwise requires, references herein to “Shares” shall include references to ADSs.

(ab)
Subsidiary: Means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns shares or stock possessing 50% or more of the total combined voting power of all classes of shares or stock in one of the other corporations in such chain.

3.	Shares Subject to the Plan
The total number of Shares which may be issued or transferred under the Plan is 1,000,000 Shares. The Shares may consist, in whole or in part, of unissued Shares or previously issued Shares. The issuance or transfer of Shares pursuant to the Plan shall reduce the total number of Shares available under the Plan. For the avoidance of doubt, the Committee shall determine whether any or all participation under the Plan shall be with respect to Shares or ADSs, and, unless the context otherwise requires, each reference herein to “Share” or “Shares” shall mean and include a reference to “ADS” or “ADSs” as may be necessary depending on the determination of the Committee in this regard. Unless otherwise determined by the Committee, all Shares allotted pursuant to this Plan shall rank pari passu from the date of allotment with all other Ordinary Share in issue as regard all voting and distribution rights notwithstanding that such Shares may not be fully paid at the date of allotment. All Awards are made of the basis that any scheme of arrangement to be sanctioned under Chapter 1 of Part 9 of the Companies Act shall be binding on the Participants without such Participants having to approve such scheme in a separate meeting from the holders of the Ordinary Shares.

4.	Administration
The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part as it determines. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

5.	Eligibility
Any individual who is an employee of the Company or of a Participating Subsidiary as of an Offering Date is eligible to participate in the Plan, unless any such employee is specifically excluded by the Committee (either individually or by reference to a group or category of employees) from participation. The Committee may exclude from participation:

(a)	employees whose customary employment is twenty (20) hours or less per week within the meaning of Section 423(b)(4)(B) of the Code;

(b)	employees whose customary employment is for not more than five (5) months in any calendar year within the meaning of Section 423(b)(4)(C) of the Code;

(c)	employees who have been employed less than two (2) years within the meaning of Section 423(b)(4)(A) of the Code; and

(d)	employees who are highly compensated employees within the meaning of Section 414(q) of the Code.

6.	Election to Participate
The Committee shall set forth procedures pursuant to which Eligible Employees may elect to participate in a given Offering Period under the Plan (which may be on different terms for different Eligible Employees or subgroups thereof). Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an option to purchase Shares under the Plan (i) if, immediately after the grant, such Eligible Employee (or any other person whose shares would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own Shares and/or hold outstanding options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or Parent of the Company. Any amounts received from an Eligible Employee which cannot be used to purchase Shares as a result of this limitation will be returned as soon as possible to the Eligible Employee without interest. All Eligible Employees granted Options under the Plan shall have the same rights and privileges as required by Section 423(b)(5) of the Code.

7.	Grant of Option on Enrollment
With respect to an Offering Period, each Participant shall be granted an Option to subscribe for or purchase (as of the Purchase Date) a number of Shares equal to the lesser of (i) the Maximum Share Amount or (ii) the number determined by dividing the amount accumulated in such Participant’s Payroll Deduction Account during such Offering Period by the Purchase Price.

8.	Purchase Price
The Purchase Price at which a Share will be issued or sold for a given Offering Period shall be established by the Committee, but shall in no event be less than eighty-five percent (85%) of the lesser of:

(a)	the Fair Market Value of a Share on the Offering Date; or

(b)	the Fair Market Value of a Share on the Purchase Date.

9.	Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares
Subject to Sections 10 and 11 of the Plan:

(a)
Payroll deductions (to the extent permitted by applicable local law) shall be made on each day that a Participant is paid during an Offering Period. The deductions shall be made at the Participant’s election as a percentage of the Participant’s Compensation in one percent (1%) increments, from one percent (1%) up to such maximum percentage of the Participant’s Compensation (or maximum dollar amount) as is permitted by the Committee from time to time with respect to such Participant (which maximum percentage or dollar amount may differ among Participants). In the absence of any contrary specification by the Committee, the maximum percentage of the Participant’s Compensation that the Participant may elect as payroll deductions under the Plan may not exceed fifteen percent (15%) of the Participant’s Compensation for the Offering Period. For a given Offering Period, payroll deductions shall commence on the Offering Date and shall end on the related Purchase Date, unless sooner altered or terminated as provided in the Plan.

(b)
Unless otherwise determined by the Committee, a Participant shall not change the rate of payroll deductions once an Offering Period has commenced. The Committee shall specify procedures by which a Participant may increase or decrease the rate of payroll deductions for subsequent Offering Periods.

(c)
All payroll deductions made with respect to a Participant shall be credited to the Participant’s Payroll Deduction Account under the Plan and shall be deposited with the general funds of the Company, and, to the extent permitted by applicable local law, no interest shall accrue on the amounts credited to such Payroll Deduction Account. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions, to the extent permitted by applicable local law. Except to the extent provided by the Committee, a Participant may not make any separate cash payments into such Participant’s Payroll Deduction Account, and payment for Shares purchased under the Plan may not be made in any form other than by payroll deduction.

(d)
On each Purchase Date, the Company shall apply all funds then in the Participant’s Payroll Deduction Account to purchase Shares (in whole and/or fractional Shares, as the case may be) pursuant to the Option granted on the Offering Date for that Offering Period. In the event that the number of Shares to be purchased by all

Participants in any Offering Period exceeds the number of Shares then available for issuance under the Plan, (i) the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Committee shall, in its sole discretion, determine to be equitable and (ii) all funds not used to purchase Shares on the Purchase Date shall be returned, without interest (to the extent permitted by applicable local law), to the Participants.

(e)
As soon as practicable following the end of each Offering Period, the number of Shares purchased by each Participant shall be deposited into an account established in the Participant’s name with the Plan Broker. Unless otherwise permitted by the Committee in its sole discretion, dividends that are declared on the Shares held in such account shall be reinvested in whole or fractional Shares.

(f)
Notwithstanding any provisions of the Plan to the contrary, no Participant shall be granted an option under the Plan which permits such Participant's right to purchase shares of Stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary or parent of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such shares of Stock (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time. Any amounts received from a Participant which cannot be used to purchase Shares as a result of this limitation will be returned as soon as possible to the Participant without interest. To the extent necessary to comply with Section 423(b)(8) of the Code and the limitations on purchase in this Section 9, a Participant's payroll deductions may be decreased to 0% during any Offering Period which is scheduled to end during any calendar year, such that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year does not exceed the twenty-five thousand dollar ($25,000) limit described above. Payroll deductions shall re-commence at the rate provided for by the Participant's prior election at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless suspended by the Participant pursuant to the Plan.

(g)
The Participant shall have no interest or voting right in the Shares covered by the Participant’s Option until such Option is exercised and the Shares in question are registered in the name of the Participant.

(h)
Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any Shares if counsel for the Company determines that such issuance would violate any applicable law or regulation.

(i)
If the Participant makes a hardship withdrawal from a cash or deferred arrangement established by the Company or any Subsidiary and is prohibited from making employee contributions to the Plan under Section 401(k) of the Code and the Treasury Regulations thereunder, the Participant shall be deemed to have withdrawn from the Plan in accordance with Section 10 as of the date of such hardship withdrawal.

10.	Withdrawal
Each Participant may withdraw from participation in respect of an Offering Period or from the Plan under such terms and conditions as are established by the Committee in its sole discretion. Upon a Participant’s withdrawal from participation in respect of any Offering Period or from the Plan, all accumulated payroll deductions in the Payroll Deduction Account shall be returned, without interest (to the extent permitted by applicable local law), to such Participant, and such Participant shall not be entitled to any Shares on the Purchase Date or thereafter with respect to the Offering Period in effect at the time of such withdrawal. Such Participant shall be permitted to participate in subsequent Offering Periods pursuant to such terms and conditions established by the Committee in its sole discretion.

11.	Termination of Employment
A Participant shall cease to participate in the Plan upon the Participant’s termination of employment for any reason. All payroll deductions credited to the former Participant’s Payroll Deduction Account as of the date of such termination shall be (a) in the event such termination is due to a transfer to a Subsidiary, applied to the purchase of Shares on the next Purchase Date, or (b) in the event such termination is due to any reason other than (a) above, returned, without interest (to the extent permitted by applicable local law), to such former Participant or to the former Participant’s designated beneficiary, as the case may be, and such former Participant or beneficiary shall have no future rights in any unexercised Options under the Plan, unless the Participant again becomes an Eligible Employee. The Committee in its discretion shall determine the extent to which any leave of absence for governmental or military service, illness, temporary disability or other reasons will impact a Participant’s enrollment or participation in the Plan or Participant’s rights thereunder. For purposes of this Plan, the employment relationship will be treated as continuing intact while an individual is on military, sick leave or other bona fide leave of absence (such as temporary employment by the Government) if the period of such leave does not exceed three (3) months, or, if longer, so long as the individual's right to reemployment is provided either by statute or contract. Where the period of leave exceeds three (3)

months and the individual's right to reemployment is not provided either by statute or contract, the employment relationship will be deemed to have terminated on the first day immediately following such three-month period. Unless the Committee otherwise provides, if a Participant goes on an unpaid leave of absence during an Offering Period, no further payroll deductions will be made for such Offering Period. However, unless such Participant withdraws from the Plan pursuant to Section 10, he or she will continue to be a Participant for the Offering Period and the Participant's Option for the Offering Period shall be exercised automatically on the Purchase Date for such Offering Period in accordance with Section 9. Additionally, unless such Participant withdraws from the Plan pursuant to Section 10, he or she will continue to be a Participant for any ensuing Offering Period so long as further payroll deductions may be made for such Offering Periods. When the employment relationship is deemed to have terminated, the Participant will be subject to the provisions of this Section 11.

12.	Adjustments Upon Certain Events
Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Options granted under the Plan:

(a)
Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, amalgamation, spin-off or combination transaction or repurchase or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number of Shares or other securities or property issued or reserved for issuance pursuant to the Plan, (ii) the number or kind of Shares or other securities subject to outstanding Options, (iii) the Purchase Price and/or (iv) any other affected terms of such Options.

(b)
Change in Control. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the shares or stock of the Company, including by way of a court sanctioned compromise or scheme of arrangement or a merger pursuant to the European Communities (Cross-Border Mergers) Regulations 2008, that results in a Change in Control, the Committee in its sole discretion (but subject to Section 21) and without liability to any person may terminate the then current Offering Period and take such other actions, if any, as it deems necessary or desirable with respect to any Option as of the date of the consummation of the Change in Control.

13.	Nontransferability
Options granted under the Plan shall not be transferable or assignable by the Participant other than by will or by the laws of descent and distribution. An Option may only be exercised by the Participant.

14.	No Right to Employment
The granting of an Option under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company’s or Subsidiary’s right to terminate the employment of such Participant.

15.	Amendment or Termination of the Plan
The Plan shall continue until the earliest to occur of the following: (a) termination of the Plan by the Board, (b) issuance of all of the Shares reserved for issuance under the Plan, or (c) 11:59 p.m. (EST) of the day immediately before the tenth (10th) anniversary of the Effective Date. The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (x) without the approval of the shareholders of the Company, would (except as is provided in Section 12 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or (y) without the consent of a Participant, would materially adversely affect the rights of a Participant under any Option theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner and terminate any Offering Period (in whole or in part) as it deems necessary to permit the granting of Options meeting the requirements of the Code or other applicable laws.

16.	Tax Withholding
The Company shall have the right to withhold from a Participant such withholding taxes and local social insurance contributions and charges (including Universal Social Charge) as may be required by federal, state, local or other law, or to otherwise require the Participant to pay such withholding taxes and local social insurance contributions and charges (including Universal Social Charge). Unless the Committee specifies otherwise, a Participant may elect to pay a portion or all of such withholding taxes by (a) delivery of Shares; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee or generally accepted accounting principles), or (b) having Shares equal to the minimum statutory withholding rate withheld by the Company from any Shares that otherwise would have been received by the Participant.

17.	International Participants
With respect to employees of the Company or any entity that, directly or indirectly, is controlled by the Company, and any entity in which the Company has a significant equity interest, in either case as determined by the Committee, who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan with respect to such employees in order to conform such terms with the provisions of local law, and the Committee may, where appropriate, establish one or more plans or sub-plans to reflect such amended or varied provisions.

18.	Notices
All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the Company in care of its General Counsel at:
Avadel Pharmaceuticals PLC
16640 Chesterfield Grove Road, Suite 200
Chesterfield, Missouri 63005
Telecopy: (636) 449-1850
Attn: Corporate Secretary
(or, if different, the then current principal business address of the duly appointed General Counsel of the Company) and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

19.	Choice of Law
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware other than its laws respecting choice of law.

20.	Effectiveness of the Plan
The Plan shall be effective as of the Effective Date.

21.	Code Section 409A
Notwithstanding other provisions of the Plan, no Option shall be granted, deferred, accelerated, exercised, extended, paid out or modified under this Plan, and the Committee shall not establish or modify any Offering Period or Purchase Date, in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any Option under the Plan may not be exercised at the time contemplated by the terms of the Plan or the relevant Offering Period, as the case may be, without causing the Participant holding such Option to be subject to taxation under Section 409A of the Code, the Company will cause such Option to be exercised on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. If pursuant to the provisions of Section 409A of the Code any distribution or payment is required to be delayed as a result of a Participant being deemed to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then any such distributions or payments under the Plan shall not be made or provided prior to the earlier of (A) the expiration of the six month period measured from the date of the Participant’s separation from service (as defined under Section 409A of the Code) or (B) the date of the Participant’s death. The Company shall use commercially reasonable efforts to implement the provisions of this Section 21 in good faith; provided that none of the Company, the Committee or any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 21.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Corporate Secretary, c/o Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland. In order to assure that your proxy card is tabulated in time to be voted at the Annual General Meeting, you must return your proxy card at the above address by 10:00 a.m. Irish Standard Time on June 26, 2017.

VOTE BY E-MAIL
Mark, sign and date your proxy card and send a digital copy to general.meeting@avadel.com. Your electronic transmission of your proxy card must be received by 10:00 a.m. Irish Standard Time on June 26, 2017.

All instruments of proxy and proxy cards must be received by 10:00 a.m. Irish Standard Time on June 26, 2017.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOU RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AVADEL PHARMACEUTICALS PLC

1. Election of Directors

	For	Against	Abstain
1a. Craig R. Stapleton	☐	☐	☐
1b. Michael S. Anderson	☐	☐	☐
1c. Francis J.T. Fildes	☐	☐	☐
1d. Christophe Navarre	☐	☐	☐
1e. Benoit Van Assche	☐	☐	☐
1f. Peter Thornton	☐	☐	☐

Any shareholder entitled to attend and vote at the Annual General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a member from attending and voting at the meeting in person.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature	Date	Signature (Joint Owners)	Date

AVADEL PHARMACEUTICALS PLC
Annual General Meeting of Shareholders
June 28, 2017 12:00 Noon, Irish Standard Time

This proxy is solicited by the Board of Directors.

The signatory, revoking any proxy heretofore given in connection with the Meeting (as defined below), hereby appoints The Honorable Craig R. Stapleton and Mr. Michael S. Anderson (the "Proxy Designees"), as proxy, each with the power to act individually and with the power to appoint his substitute, and hereby authorizes each of them to attend, speak and to vote at the Meeting, as designated on the reverse side of this card, all ordinary shares of Avadel Pharmaceuticals plc that the signatory is entitled to vote at the Annual General Meeting of Shareholders to be held at 12:00 Noon, Irish Standard Time, on June 28, 2017, at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and any adjournment or postponement thereof (the "Meeting").

If you wish to appoint as proxy any other person or persons, please contact the Corporate Secretary by writing to Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland or by e-mail at general.meeting@avadel.com.

In the event of other agenda items or proposals during the Meeting on which voting is permissible under Irish law, you instruct the Proxy Designees, in the absence of other specific instructions, to vote the shares in accordance with the Board of Directors' recommendations.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side.

Date: June 28, 2017

See Voting Instruction On Reverse Side.

Please make your marks like this: ☒ Use pen only

	For	Against	Abstain
1. Election of Directors:			
1a. Craig R. Stapleton	☐	☐	☐
1b. Michael S. Anderson	☐	☐	☐
1c. Francis J.T. Fildes	☐	☐	☐
1d. Christophe Navarre	☐	☐	☐
1e. Benoit Van Assche	☐	☐	☐
1f. Peter Thomton	☐	☐	☐
2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company's independent registered public auditor and accounting firm for the fiscal year ending December 31, 2017 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration;	☐	☐	☐
3. To approve the Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan;	☐	☐	☐
4. To approve the Avadel Pharmaceuticals plc 2017 Employee Share Purchase Plan;	☐	☐	☐

Authorized Signatures - This section must be completed for your instructions to be executed.

____________________ Please Sign Here

____________________ Please Date Above

____________________ Please Sign Here

____________________ Please Date Above

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Annual General Meeting of the Shareholders of Avadel Pharmaceuticals plc to be held on June 28, 2017 For Holders as of May 19, 2017

MAIL

- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

PROXY TABULATOR FOR

AVADEL PHARMACEUTICALS PLC
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Copyright © 2017 Mediant Communications Inc. All Rights Reserved

Avadel Pharmaceuticals plc

Instructions to The Bank of New York Mellon, as Depositary

(Must be received prior to 5:00 pm New York time on June 21, 2017)

The undersigned registered owner of American Depositary Shares hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such American Depositary Shares of Avadel Pharmaceuticals plc registered in the name of the undersigned on the books of the Depositary as of the close of business May 19, 2017, at the Annual General Meeting of Shareholders of Avadel Pharmaceuticals plc, to be held on June 28, 2017 in respect of the resolutions specified on the reverse.

NOTE:

1. **Instructions as to voting on the specific resolutions should be indicated by an x in the appropriate box.**
2. **If no instructions are received by the Depositary from any Owner with respect to any of the Deposited Securities represented by the American Depositary Shares held by such Owner on or before the date established by the Depositary for such purpose, the Depositary shall deem such Owner to have instructed the Depositary to give, and the Depositary shall give a discretionary proxy to a person designated by the Company to vote such Deposited Securities, except in case where the Issuer notifies the Depositary that (i) the Issuer does not wish such proxy given, (ii) substantial opposition exists or (iii) the matter to be voted on materially and adversely affects the rights of holders of the Company's shares.**

(Continued and to be marked, dated and signed, on the other side)

PROXY TABULATOR FOR
Avadel Pharmaceuticals plc
P.O. Box 8016
CARY, NC 27512-9903